                                    EXHIBIT A

J. Ronald Trost  (JT-4745)
Kelley A. Cornish  (KC-0754)
Shalom L. Kohn  (SK-2626)
Elizabeth R. McColm  (EM-8532)
SIDLEY AUSTIN BROWN & WOOD LLP
787 Seventh Avenue
New York, New York  10019
Telephone:  (212) 839-5300

Counsel for Debtors and Debtors-in-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - -    x
                                               :      Chapter 11
                                               :
In re                                          :      Case Nos. 01-41643 (RLB)
                                               :      through   01-41680 (RLB)
     THE WARNACO GROUP, INC., et al.,          :

                       Debtors.                :      (Jointly Administered)
                                               x
- - - - - - - - - - - - - - - - - - - - - -

                   FIRST AMENDED JOINT PLAN OF REORGANIZATION
            OF THE WARNACO GROUP, INC. AND ITS AFFILIATED DEBTORS AND
          DEBTORS IN POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                             Dated: November 8, 2002

                                TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----
INTRODUCTION.............................................................................2

ARTICLE I                                                                                3

DEFINITIONS AND INTERPRETATION...........................................................3

ARTICLE II                                                                              14

CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS....................................14

   2.1.    Administrative Claims........................................................15
   2.2.    Priority Tax Claims..........................................................15
   2.3.    DIP Facility Claim...........................................................16
   2.4.    Class 1 -- Priority Non-Tax Claims...........................................16
   2.5.    Class 2 -- Senior Secured Bank Claims........................................16
   2.6.    Class 3 -- GE Capital Secured Claims Under the 1997 MLA......................17
   2.7.    Class 4 -- Other Secured Claims..............................................17
   2.8.    Class 5 -- Unsecured Claims..................................................18
   2.9.    Class 6 -- TOPrS Claims......................................................18
   2.10.   Class 7 -- Intercompany Claims...............................................19
   2.11.   Class 8 -- Common Stock Claims and Interests.................................19

ARTICLE III                                                                             19

TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES...................................19

   3.1.    Rejected Contracts and Leases................................................19
   3.2.    Assumed Contracts and Leases.................................................19
   3.3.    Miscellaneous................................................................20
   3.4.    Payments Related to Assumption of Executory Contracts and Unexpired Leases...20
   3.5.    Post-Petition Contracts and Leases...........................................21
   3.6.    Rejection Damages Bar Date...................................................21

ARTICLE IV                                                                              21

CONDITIONS PRECEDENT....................................................................21

   4.1.    Conditions to Occurrence of Effective Date...................................21
   4.2.    Waiver of Conditions to Consummation.........................................21
   4.3.    Non-Consensual Confirmation..................................................21

ARTICLE V                                                                               22

IMPLEMENTATION OF PLAN..................................................................22

   5.1.    Pre-Effective Date Management and Operation of Debtors.......................22
   5.2.    Post-Effective Date Committee; Dissolution of Committee......................22
   5.3.    Pre-Effective Date Injunctions or Stays......................................23
   5.4.    Merger of Certain Debtors....................................................23
   5.5.    Amended Certificates of Incorporation and Bylaws.............................23
   5.6.    Post-Effective Date Management and Operation of Reorganized Debtors..........24
   5.7.    Exit Financing Facility......................................................24
   5.8.    Issuance of New Warnaco Second Lien Notes....................................24
   5.9.    Issuance of New Warnaco Common Shares........................................24
   5.10.   Transfer of Intercompany Claims..............................................24
   5.11.   Management Stock Incentive Program and Confirmation Bonuses..................24
   5.12.   Rights Plan..................................................................25
   5.13.   Registration Rights Agreement................................................25
   5.14.   Effectuating Documents; Further Transactions.................................25
   5.15.   Exemption From Certain Transfer Taxes........................................25
   5.16.   Continuation of Warnaco Pension Plan.........................................26
   5.17.   Employment, Retirement, and Incentive Compensation Plans and Programs........26

ARTICLE VI                                                                              26

DISTRIBUTIONS AND CLAIMS ALLOWANCE......................................................26

   6.1.    Cash Distributions...........................................................26
   6.2.    Distributions to Holders of Senior Secured Bank Claims.......................26
   6.3.    Distributions to Holders of Allowed Unsecured Claims.........................27
   6.4.    Distributions to Holders of TOPrS Claims, If Any.............................27
   6.5.    Miscellaneous Distribution Provisions........................................29
   6.6.    Procedure For Determination of Claims and Interests..........................30

ARTICLE VII                                                                             31

EFFECT OF THIS PLAN ON CLAIMS AND INTERESTS.............................................31

   7.1.    Revesting of Assets..........................................................31
   7.2.    Discharge of Claims and Termination of Interests.............................31
   7.3.    Injunctions..................................................................32
   7.4.    Limitation of Liability......................................................33
   7.5.    Releases.....................................................................33
   7.6.    Retention and Enforcement, and Release, Of Causes Of Action..................34

ARTICLE VIII                                                                            35

MISCELLANEOUS PROVISIONS................................................................35

   8.1.    Retention of Jurisdiction....................................................35
   8.2.    Terms Binding................................................................36
   8.3.    Successors and Assigns.......................................................36
   8.4.    Confirmation Order and Plan Control..........................................36
   8.5.    Governing Law................................................................37
   8.6.    Severability.................................................................37
   8.7.    Incorporation by Reference...................................................37
   8.8.    Modifications to this Plan...................................................37
   8.9.    Revocation, Withdrawal or Non-Consummation...................................37
   8.10.   Notice.......................................................................37

          The Warnaco Group, Inc. ("Group"), together with certain of its direct and indirect subsidiaries, 184 Benton Street Inc., A.B.S. Clothing Collection, Inc., Abbeville Manufacturing Company, AEI Management Corporation, Authentic Fitness Corporation, Authentic Fitness On-Line, Inc., Authentic Fitness Products Inc., Authentic Fitness Retail Inc., Blanche, Inc., CCC Acquisition Corp., CCC Acquisition Realty Corp., C.F. Hathaway Company, Calvin Klein Jeanswear Company, CKJ Holdings, Inc., CKJ Sourcing, Inc., Designer Holdings Ltd., Gregory Street, Inc., Jeanswear Holdings, Inc., Kai Jay Manufacturing Company, Myrtle Avenue, Inc., Outlet Holdings, Inc., Outlet Stores, Inc., Penhaligon's by Request, Inc., Rio Sportswear, Inc., Ubertech Products, Inc., Ventures Ltd., Warmana Limited, Warnaco Inc., Warnaco International, Inc., Warnaco International, LLC, Warnaco Men's Sportswear Inc., Warnaco of Canada Company, Warnaco Puerto Rico, Inc., Warnaco Sourcing Inc., Warnaco U.S. Inc., Warnaco Ventures Ltd., Warner's De Costa Rica Inc., each a debtor and debtor-in-possession herein (collectively, the "Debtors"), hereby propose the following First Amended Joint Plan of Reorganization (the "Plan").

                                  INTRODUCTION

          In general, this Plan provides for the substantive consolidation of all of the Debtors for voting and distribution purposes only, and provides for the Debtors' reorganization pursuant to the terms of this Plan. This Plan contemplates the payment in full in cash of all administrative claims (other than such claims held by the Debtors' pre-petition secured lenders granted as adequate protection) and priority claims against the Debtors, and the repayment in full in cash of outstanding amounts, if any, under the Debtors' post-petition financing facility. Furthermore, this Plan provides for the treatment of allowed claims against, and interests in, the Debtors as follows:

     o With respect to the Debtors' pre-petition secured lenders (a) payment in Cash of the Original Foreign Facility Guaranty Claims,(1) (b) distribution of new second lien notes of Reorganized Warnaco in the principal amount of $200 million and (c) distribution of 96.263% of newly issued common stock of Reorganized Warnaco, subject to dilution in respect of new common stock to be issued to management of Reorganized Warnaco under a stock incentive plan, plus, in the event holders of TOPrS Claims receive no distribution pursuant to Section 2.9.(C) of this Plan, an additional 0.581% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above;

     o With respect to each holder of an allowed unsecured claim other than a TOPrS Claim, distribution of its pro rata share of 2.549% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above, plus, in the event holders of TOPrS Claims receive no distribution pursuant to Section 2.9.(C) of this Plan, an additional 0.015% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above;

----------
(1) Capitalized terms used in this introductory section are defined in Article I of this Plan.

     o With respect to TOPrS Claims, distribution of 0.596% of the newly issued common stock of Reorganized Warnaco, subject to dilution as described above, in full satisfaction of any and all TOPrS Claims, unless the holders of such Claims vote as a class to reject this Plan, in which case there will be no distribution on account of such Claims; and

     o No distributions on account of common stock issued by Group, including claims arising out of or with respect to such common stock interests.

          Reference is made to the Disclosure Statement accompanying this Plan, including the exhibits thereto, for a discussion of the Debtors' history, business, properties, results of operations, and projections for future operations and risk factors, together with a summary and analysis of this Plan. All creditors entitled to vote on this Plan are encouraged to consult the Disclosure Statement and to read this Plan carefully before voting to accept or reject this Plan.

          NO SOLICITATION MATERIALS, OTHER THAN THE DISCLOSURE STATEMENT AND RELATED MATERIALS TRANSMITTED THEREWITH AND APPROVED BY THE BANKRUPTCY COURT, HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT FOR USE IN SOLICITING ACCEPTANCES OR REJECTIONS OF THIS PLAN.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

               A. Definitions. The following terms (which appear in this Plan as capitalized terms) shall have the meanings set forth below. A term used in this Plan and not defined in this Plan but that is defined in the Code has the meaning set forth in the Code.

               1.1. "1997 MLA" means the Master Lease Agreement, dated as of October 21, 1997, between Warnaco Inc. and GE Capital for itself and other participants.

               1.2. "Administrative Agent" means the administrative agent as defined in each of the Pre-Petition Facility and Intercreditor Agreements.

               1.3. "Administrative Claim" means a Claim to the extent that it is of the kind described in Section 503(b) of the Code and is entitled to priority under Section 507(a)(1) or 507(b) of the Code, including, without limitation, (a) any actual and necessary expenses of preserving the Estate, (b) any actual and necessary expenses of operating the business of the Debtors, (c) any actual indebtedness or obligations incurred or assumed by the Debtors during the pendency of the Cases in connection with the conduct of their business, (d) any actual expenses necessary or appropriate to facilitate or effectuate this Plan, (e) any amount required to be paid under Section 365(b)(1) of the Code in connection with the assumption of executory contacts or unexpired leases, (f) all allowances of compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under Sections 330(a), 331 or 503(b)(2), (3),
(4) or

(5) of the Code, (g) Claims with respect to the Alvarez Incentive Bonus and (h) all fees and charges payable pursuant to Section 1930 of title 28 of the United States Code.

               1.4. "Allowed Claim" means a Claim or any portion thereof without duplication, (a) that has been allowed by a Final Order or by this Plan, (b) as to which, on or by the Effective Date, (i) no proof of claim has been filed with the Bankruptcy Court and (ii) the liquidated and noncontingent amount of which is listed in the Schedules, other than a Claim that is listed in the Schedules at zero, in an unknown amount, or as disputed, (c) for which a proof of claim in a liquidated amount has been timely filed with the Bankruptcy Court in accordance with Bankruptcy Rule 3003(c)(3) and pursuant to the Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and as to which either (i) no objection to its allowance has been filed within the periods of limitation fixed by this Plan, the Code or by any order of the Bankruptcy Court or (ii) any objection to its allowance or classification has been settled, abandoned, waived, withdrawn, or has been denied by a Final Order, (d) that is expressly allowed in this Plan or (e) arises from the recovery of property under Sections 550 or 553 of the Code and is allowed in accordance with Section 502(h) of the Code.

               1.5. "Alvarez Agreement" means that certain Amended Employment Agreement dated as of June 11, 2001 and approved by order of the Bankruptcy Court dated February 21, 2002 between Group and Antonio C. Alvarez II.

               1.6. "Alvarez Incentive Bonus" means the payments and distributions, as set forth in Plan Schedule 1.6, to be made on the Effective Date to Antonio C. Alvarez II on account of the Administrative Claim held by Mr. Alvarez pursuant to the Alvarez Agreement, including, without limitation, such Claim on account of the Incentive Bonus, as defined in the Alvarez Agreement, plus the additional distributions to be made to Mr. Alvarez under this Plan as set forth in Plan Schedule 1.6.

               1.7. "Amended Certificates of Incorporation and Bylaws" has the meaning ascribed in Section 5.5. of this Plan.

               1.8. "Assets" means all assets of the Debtors or the Reorganized Debtors, as the case may be, of any nature whatsoever, including, without limitation, property of the Estate pursuant to Section 541 of the Code, Cash, Causes of Action, claims of right, interests and property, real and personal, tangible and intangible, but excluding all Claims released pursuant to this Plan or the Confirmation Order.

               1.9. "Ballot" means the ballot for voting to accept or reject this Plan distributed by the Debtors to all holders of impaired Claims entitled to vote on this Plan.

               1.10. "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York in which the Cases were filed or any other court with jurisdiction over the Cases.

               1.11. "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure and the local rules and standing orders of the Bankruptcy Court, as amended from time to time to the extent applicable to the Cases.

               1.12. "Bar Date" means the dates by which the Bankruptcy Court ordered that proof of certain claims be filed.

               1.13. "Business Day" means any day other than a Saturday, Sunday or "legal holiday" as such term is defined in Bankruptcy Rule 9006(a).

               1.14. "Cases" means the reorganization proceedings of the Debtors under chapter 11 of the Code, jointly administered as Case Nos. 01-41643 (RLB) through 01-41680 (RLB).

               1.15. "Cash" means cash and cash equivalents, such as bank deposits, checks and other similar items or instruments denominated in legal tender of the United States of America.

               1.16. "Causes of Action" means any and all actions, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise.

               1.17. "Claim" means "claim" as defined in Section 101(5) of the Code, as supplemented by Section 102(2) of the Code, against any of the Debtors, whether or not asserted.

               1.18. "Class" means each category or group of holders of Claims or Claims and Interests as designated under this Plan.

               1.19. "Code" means the United States Bankruptcy Code, 11 U.S.C. 'SS''SS' 101 et seq., as amended from time to time to the extent applicable to the Cases.

               1.20. "Common Stock" means, collectively, (a) the common stock of Group issued and outstanding immediately prior to the Effective Date, (b) all options, warrants, conversion, privilege or other legal or contractual rights to purchase the common stock of Group, (c) any rights associated with the common stock under that certain Rights Agreement adopted by the Board of Directors of Group in August 1999 and (d) any rights associated with the common stock of any predecessor of Group or any predecessor of Group's subsidiaries.

               1.21. "Common Stock Claim" means any Claim with respect to the Common Stock of the kind described in Section 510(b) of the Code, together with any Claim asserted by an officer, director or underwriter for contribution, reimbursement or indemnification related thereto or otherwise.

               1.22. "Confirmation" means "confirmation" as used in Section 1129 of the Code.

               1.23. "Confirmation Bonus Plan" means a plan awarding certain bonus payments totaling $1 million to selected employees of the Debtors in recognition of their contribution to the Debtors' reorganization in the Cases, 50% of which shall be payable on or as soon as practicable after April 30, 2003 and the remainder of which shall be payable on or as soon as practicable after August 31, 2003, provided that such employee remains in the active employ of the Reorganized Debtors as of the applicable payment date.

               1.24. "Confirmation Date" means the date on which the Confirmation Order is entered in the docket by the clerk of the Bankruptcy Court.

               1.25. "Confirmation Hearing" means the hearings at which the Bankruptcy Court considers Confirmation of this Plan.

               1.26. "Confirmation Order" means an order of the Bankruptcy Court confirming this Plan pursuant to Section 1129 of the Code.

               1.27. "Creditor" means "creditor" as defined in Section 101(10) of the Code and shall mean a creditor of any Debtor.

               1.28. "Creditors' Committee" means the Official Committee of Unsecured Creditors appointed by the United States Trustee for the Southern District of New York pursuant to Section 1102(a) of the Code in the Cases on June 19, 2001, as it may be reconstituted from time to time.

               1.29. "Cure" means the distribution, within five (5) Business Days after the Effective Date or such other time as may be agreed upon by the parties or as ordered by the Bankruptcy Court or another court of competent jurisdiction, of Cash or such other property as may be agreed upon by the parties, ordered by the Bankruptcy Court or another court of competent jurisdiction, as the case may be, or determined in such other manner as the Bankruptcy Court may specify, with respect to the assumption of an executory contract or unexpired lease in accordance with the provisions of Article III of this Plan.

               1.30. "Debt Coordinators" has the meaning given to such term in the Pre-Petition Facility and Intercreditor Agreements.

               1.31. "Debtors" has the meaning set forth on page 2 of this Plan, a list of which entities, together with their jurisdictions of incorporation and case numbers in the Cases, is attached hereto as Plan Schedule 1.31.

               1.32. "Designated Post-Petition Loans" shall have the meaning as such term is defined in paragraph 3 of the DIP Approval Orders.

               1.33. "Designer Finance Trust" means that certain trust established pursuant to a Declaration of Trust dated as of September 26, 1996 and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 27, 1996 for the sole purpose of issuing and selling the TOPrS.

               1.34. "Dilution" means the dilution resulting from (a) grants pursuant to the Management Stock Incentive Program to the percentage distributions of New Warnaco Common Shares provided for under this Plan and (b) such adjustments in the total issued New Warnaco Common Shares as may occur pursuant to Section 6.5.(A) of this Plan.

               1.35. "DIP Approval Orders" means, collectively, the Interim and Final Orders (a) Authorizing Debtors to (i) Obtain Post-Petition Financing, Including Execution of Credit Agreement and (ii) Grant Liens and Priority Administrative Expense Status, (b) Approving Use Of Cash Collateral and Granting Adequate Protection and (c) Scheduling Final Hearing on Post-Petition Financing and Approving Form and Manner of Notice Thereof, dated June 11, 2001 and July 9, 2001, respectively.

               1.36. "DIP Credit Agreement" means the Senior Secured Super-Priority Debtor in Possession Revolving Credit Agreement dated as of June 11, 2001 by and among Warnaco Inc., Group and the Domestic Subsidiaries (defined therein), the Lenders (defined therein) and the Issuers (defined therein), as amended from time to time.

               1.37. "DIP Facility" means the senior secured superpriority debtor-in-possession financing facility in an original principal amount up to $600 million, provided by the DIP Lenders pursuant to the DIP Credit Agreement, as approved by the DIP Approval Orders.

               1.38. "DIP Facility Claim" means any Claim arising under the DIP Credit Agreement and related agreements.

               1.39. "DIP Lenders" means the Lenders as defined in the DIP Credit Agreement.

               1.40. "Disbursing Agent" means one or more disbursing agents, to be designated by the Debtors prior to the Confirmation Hearing in consultation with the Creditors' Committee, which may receive and make distributions to holders of Allowed Claims under and as provided in this Plan.

               1.41. "Disclosure Statement" means the Disclosure Statement with respect to this Plan approved by order of the Bankruptcy Court and all supplements, schedules and exhibits thereto.

               1.42. "Disputed Claim" means any Claim against a Debtor to the extent that (a) the allowance of such Claim or any portion thereof is the subject of an objection, appeal or motion to estimate that has been timely filed by a party in interest and which objection, appeal or motion has not been determined by a Final Order, (b) such Claim is scheduled by the Debtors in the Schedules as disputed, contingent and/or unliquidated or (c) during the period prior to the deadline fixed by this Plan and/or the Bankruptcy Court for objecting to such Claim, such Claim is in excess of the amount scheduled as other than disputed, unliquidated or contingent.

               1.43. "Distribution Record Date" means the date which is ten days prior to the Voting Deadline.

               1.44. "Effective Date" means the first Business Day that is 10 days after the later of the date on which (a) all conditions precedent set forth in Section 4.1. of this Plan have been satisfied or waived as provided in
Section 4.2. of this Plan and (b) no stay of the Confirmation Order is in effect.

               1.45. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. 'SS''SS' 1301-1461 (1994 & Supp. IV 1998).

               1.46. "Estate" means the estates of the Debtors, individually or collectively, as is appropriate in the context, created in the Cases pursuant to
Section 541 of the Code.

               1.47. "Exculpated Persons" has the meaning ascribed in Section
7.4. of this Plan.

               1.48. "Exhibit Filing Date" means the date on which certain exhibits and schedules to this Plan, which shall be in a form reasonably acceptable to the Debt Coordinators and the Creditors' Committee, shall be filed with the Bankruptcy Court, which date shall be at least ten days prior to the Voting Deadline.

               1.49. "Exit Financing Facility" means the senior secured asset-based financing facility to be entered into by the Reorganized Debtors and the lender(s) thereunder as contemplated in Section 5.7. of this Plan, providing for the principal terms and conditions set forth on Plan Schedule 5.7 to be filed on or before the Exhibit Filing Date.

               1.50. "Face Amount" means respecting a Claim, the amount equal to the first of the following that is applicable: (a) the amount fixed or estimated in an order of the Bankruptcy Court; (b) the liquidated amount set forth in a proof of claim filed by the applicable Bar Date; or (c) the amount of the Claim listed in the Schedules as liquidated or not contingent. If none of the foregoing applies, the Face Amount of the Claim shall be zero ($0) dollars.

               1.51. "Filed Fee Applications" has the meaning ascribed in
Section 5.2. of this Plan.

               1.52. "Final Distribution Date" means the first Business Day that is ten (10) days (or such longer period as may be reasonably determined by the Reorganized Debtors in consultation with the Post-Effective Date Committee) after the date on which all Disputed Claims have been resolved by Final Order.

               1.53. "Final Order" means an order or judgment of the Bankruptcy Court or other court of competent jurisdiction with respect to the subject matter (a) that has not been reversed, stayed, modified or amended and as to which (i) any right to appeal or seek certiorari, review, reargument, stay or rehearing has been waived or (ii) the time to appeal or seek certiorari, review, reargument, stay or rehearing has expired and no appeal or petition for certiorari, review, reargument, stay or rehearing is pending or (b) as to which an appeal has been taken or petition for certiorari, review, reargument, stay or rehearing has been filed and (i) such appeal or petition for certiorari, review, reargument, stay or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay or rehearing was sought or (ii) the time to appeal further or seek certiorari, further review, reargument, stay or rehearing has expired and no such further appeal or petition for certiorari, further review, reargument, stay or rehearing is pending.

               1.54. "GE Capital" means General Electric Capital Corporation.

               1.55. "GE Capital Settlement Agreement" means that certain settlement agreement entered into by and among the Debtors and GE Capital, for itself and other participants, approved by the GE Settlement Order.

               1.56. "GE Settlement Amount" has the meaning ascribed in Section 2.6.(C) of this Plan.

               1.57. "GE Settlement Order" means that certain Order Pursuant to Rule 9019(a) of the Federal Rules of Bankruptcy Procedure (i) Approving the Settlement Between the Debtors and GE Capital Settlement, inter alia, of the Claims Asserted in the Motions Filed Pursuant to 11 U.S.C. 'SS' 365(d)(10) (Docket #266 and #268) and Cross Motion for Partial Summary Judgment (Docket #796) and (ii) Authorizing Entry into a Settlement Agreement, entered by the Bankruptcy Court on June 12, 2002.

               1.58. "Group" means The Warnaco Group, Inc., as defined on page 2 of this Plan, a Delaware corporation and debtor-in-possession in the above-captioned Case No. 01-41643 (RLB), pending in the Bankruptcy Court.

               1.59. "Initial Distribution Date" means the first Business Day that is ten (10) days (or such longer period as may be reasonably determined by the Reorganized Debtors in consultation with the Post-Effective Date Committee) after the Effective Date.

               1.60. "Intellectual Property Contract" means any contract or agreement relating to the right to use trademarks, service marks, trade names, personal names, endorsements, domain names, designs, patents, art work, trade secrets, copyrights and other proprietary mediums.

               1.61. "Intercompany Claim" means a Claim by a Debtor or an affiliate of a Debtor against a Debtor or an affiliate of a Debtor.

               1.62. "Interest" means all rights (including unpaid dividends) arising from any equity security (as defined in Section 101(16) of the Code) of any of the Debtors, including, without limitation, the Common Stock, but excluding Common Stock Claims.

               1.63. "Interim Distribution Date" means any date after the Initial Distribution Date on which the Reorganized Debtors determine, in consultation with the Post-Effective Date Committee, that an interim distribution should be made to Class 5, in light of, inter alia, resolutions of Disputed Claims and the administrative costs of such a distribution.

               1.64. "Lien" means, with respect to any interest in property, any mortgage, lien, pledge, charge, security interest, easement or encumbrance of any kind whatsoever affecting such interest in property.

               1.65. "Management Stock Incentive Program" means a stock incentive plan, pursuant to which, among other provisions, the Reorganized Debtors will reserve 10.0% of the New Warnaco Common Shares for award to certain members of management of the Reorganized Debtors, on a date and in a manner to be determined in the sole discretion of the Board of Directors of Reorganized Warnaco.

               1.66. "New Warnaco Common Shares" means the shares of common stock of Reorganized Warnaco that are to be issued and outstanding pursuant to, and as contemplated in, Section 5.9. of this Plan.

               1.67. "New Warnaco Second Lien Notes" means the notes to be issued by Reorganized Warnaco, as contemplated in Sections 2.1.(C) and 2.5.(C) of this Plan on account of the Alvarez Incentive Bonus and the Senior Secured Bank Claims, respectively, containing the principal terms and conditions set forth on Plan Schedule 1.67.

               1.68. "Original Domestic Facilities" means all unsecured credit facilities entered into by any of the Debtors prior to October 6, 2000, referred to in the Pre-Petition Facility and Intercreditor Agreements, and listed on Plan
Schedule 1.68.

               1.69. "Original Foreign Facilities" means all unsecured credit facilities entered into by any Warnaco Non-Debtor Subsidiary prior to October 6, 2000, referred to in the Pre-Petition Facility and Intercreditor Agreements, and listed on Plan Schedule 1.69.

               1.70. "Original Foreign Facilities Guaranty Claims" means the Claims arising under guaranties issued by any Debtor in respect of obligations under the Original Foreign Facilities, determined in each case as of the Petition Date.

               1.71. "Other Secured Claim" means a Secured Claim not classified in Class 2 and Class 3 under this Plan.

               1.72. "PBGC" means the Pension Benefit Guaranty Corporation, a wholly-owned United States government corporation that administers the defined benefit pension plan termination insurance program under Title IV of ERISA.

               1.73. "Pension Plan" means the Employee Retirement Plan of Warnaco Inc., a defined benefit pension plan covered by Title IV of ERISA and sponsored by Warnaco Inc.

               1.74. "Person" means any person, including, without limitation, any individual, partnership, joint venture, association, corporation, limited liability company, limited liability partnership company, trust, estate, unincorporated organization or governmental unit.

               1.75. "Petition Date" means June 11, 2001, the date on which the petitions initiating the Cases were filed with the Bankruptcy Court.

               1.76. "Plan" means this First Amended Joint Plan of Reorganization, as defined on page 2 of this Plan, and all addenda, exhibits, schedules and other attachments hereto, all of which are incorporated herein by reference, as the same may be amended from time to time, pursuant to this Plan, the Code or the Bankruptcy Rules.

               1.77. "Post-Effective Date Committee" has the meaning ascribed in
Section 5.2. of this Plan.

               1.78. "Post-Effective Date Committee Expenses" has the meaning ascribed in Section 5.2. of this Plan.

               1.79. "Post-Effective Date Committee Fees" has the meaning ascribed in Section 5.2. of this Plan.

               1.80. "Pre-Petition Collateral Trustee" shall have the meaning as such term is defined in paragraph C of the DIP Approval Orders.

               1.81. "Pre-Petition Facility and Intercreditor Agreements" means, collectively, (a) the Amendment, Modification, Restatement and General Provisions Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified) among The Warnaco Group, Inc., Warnaco Inc., the other direct and indirect subsidiaries of Group party thereto, The Bank of Nova Scotia, as Administrative Agent, Scotiabank and Citibank, N.A., as Debt Coordinators, for themselves and as representatives of each of the Lender Parties, and State Street Bank and Trust Company, as Collateral Trustee and (b) the Intercreditor Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified) among The Warnaco Group, Inc., Warnaco Inc., the other subsidiaries of The Warnaco Group, Inc. party thereto, The Bank of Nova Scotia, as Administrative Agent, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Lead Arrangers, The Bank of Nova Scotia and Citibank, N.A., as Debt Coordinators, The Bank of Nova Scotia, Salomon Smith Barney Inc., Morgan Guaranty Trust Company of New York, Commerzbank A.G., New York Branch and Societe Generale, as Arrangers, Societe Generale, as Security Agent, the other financial institutions from time to time parties thereto and State Street Bank and Trust Company, as Collateral Trustee.

               1.82. "Pre-Petition Secured Lenders" means those lenders enumerated in the Pre-Petition Facility and Intercreditor Agreements, as such lenders may be constituted from time to time.

               1.83. "Pre-Petition Releasees" has the meaning ascribed in
Section 7.5. of this Plan.

               1.84. "Pre-Petition Released Matters" has the meaning ascribed in
Section 7.5. of this Plan.

               1.85. "Priority Non-Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, Section 507(a)(3), (4), (5) or (6) of the Code.

               1.86. "Priority Tax Claim" means a Claim to the extent that it is of the kind described in, and entitled to priority under, Section 507(a)(8) of the Code.

               1.87. "Registration Rights Agreement" means that certain agreement, to be dated as of the Effective Date, and filed on or before the Exhibit Filing Date, between Reorganized Warnaco, Antonio C. Alvarez II and certain creditors of the Debtors.

               1.88. "Reorganized Debtors" means, on and after the Effective Date, collectively, all of the Debtors that are reorganized under and pursuant to this Plan, and not merged pursuant to Section 5.4. of this Plan.

               1.89. "Reorganized Warnaco" means, on and after the Effective Date, Group, as reorganized under and pursuant to this Plan.

               1.90. "Rights Plan" means the rights plan to be filed on or prior to the Exhibit Filing Date, providing for, inter alia, the distribution to holders of New Warnaco Common Shares of one preferred share purchase right for each New Warnaco Common Share then outstanding.

               1.91. "Schedules" means the joint Schedules of Assets, Liabilities and Executory Contracts filed by the Debtors with the Clerk of the Bankruptcy Court for the Southern District of New York pursuant to Bankruptcy Rule 1007, as such schedules have been or may be amended or supplemented by the Debtors from time to time.

               1.92. "SEC" means the Securities and Exchange Commission.

               1.93. "Secured Claim" means a Claim that constitutes a secured claim under Section 506(a) or 1111(b) of the Code.

               1.94. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               1.95. "Senior Secured Bank Claim" means all Claims arising under or relating to the Pre-Petition Facility and Intercreditor Agreements, the Original Domestic Facilities, the Original Foreign Facilities and related agreements, and the DIP Approval Orders, including, without limitation, the Designated Post-Petition Loans, but excluding any claims against any Warnaco Non-Debtor Subsidiary under or relating to the Pre-Petition Facility and Intercreditor Agreements and the Original Foreign Facilities.

               1.96. "Single-Employer Pension Plan Claims" means all Claims of the PBGC against any of the Debtors, whether or not filed in the Cases, including, without limitation, proof of claim numbers 1435, 1436 and 1437 filed by the PBGC.

               1.97. "TOPrS" means the 6% Convertible Trust Originated Preferred Securities and the 6% Convertible Common Securities issued by Designer Finance Trust and representing undivided beneficial interests in the assets of Designer Finance Trust.

               1.98. "TOPrS Claim" means any claim arising under or with respect to the TOPrS Indenture, the TOPrS Supplemental Indenture, the TOPrS Guarantees, the TOPrS Trust Agreement or any documents executed in connection with or related to the issuance of the TOPrS, including, without limitation, the claims asserted in proofs of claim numbered 1692, 1693, 1694, and 1695 filed by the TOPrS Trustee.

               1.99. "TOPrS Guarantees" means, collectively, (i) that certain Preferred Securities Guarantee Agreement of The Warnaco Group, Inc. dated as of March 31, 1998, (ii) that certain Preferred Securities Guarantee Agreement of Designer Holdings Ltd. dated as of November 6, 1996, (iii) that certain Common Securities Guarantee Agreement of The Warnaco Group, Inc. dated as of March 31, 1998, and (iv) that certain Common Securities Guarantee Agreement of Designer Holdings Ltd. dated as of November 6, 1996.

               1.100. "TOPrS Indenture" means that certain Indenture between Designer Holdings Ltd., as Issuer, and IBJ Schroder Bank & Trust Company, as Trustee, dated as of November 6, 1996 with respect to the 6% Convertible Subordinated Debentures due 2016.

               1.101. "TOPrS Supplemental Indenture" means that certain First Supplemental Indenture between Designer Holdings Ltd., The Warnaco Group, Inc. and IBJ Schroder Bank & Trust Company, as Trustee, dated as of March 31, 1998.

               1.102. "TOPrS Trust Agreement" means that certain Declaration of Trust, dated as of September 26, 1996, as amended by the Amended and Restated Declaration of Trust, dated as of November 6, 1996, among Designer Holdings Ltd., as Sponsor, IBJ Schroder Bank & Trust Company, as Property Trustee, Delaware Trust Capital Management, Inc., as Delaware Trustee, and Arnold H. Simon and Merril M. Halpern, as Regular Trustees.

               1.103. "TOPrS Trustee" means, collectively, (i) the Indenture Trustee under the TOPrS Indenture and the TOPrS Supplemental Indenture, (ii) the Property Trustee for the holders of the TOPrS, (iii) the Guarantee Trustee with respect to the TOPrS Guarantees, and (iv) the Property Trustee, as the sole holder of the 6% Convertible Subordinated Debentures due 2016, currently Wells Fargo Bank Minnesota, N.A.

               1.104. "TOPrS Trustee Charging Lien" means any Lien or other priority in payment arising prior to the Effective Date to which the TOPrS Trustee is entitled, pursuant to the TOPrS Indenture, the TOPrS Supplemental Indenture, the TOPrS Guarantees, and the TOPrS Trust Agreement, against distributions to be made to holders of TOPrS Claims for payment of any TOPrS Trustee Fee.

               1.105. "TOPrS Trustee Fee" means the reasonable compensation, fees, expenses, disbursements and indemnity claims, including, without limitation, attorneys' and agents' fees, expenses and disbursements, incurred by the TOPrS Trustee, whether prior to or after the Petition Date and whether prior to or after the consummation of the Plan.

               1.106. "Unclaimed Property" means any distribution under the Plan that is unclaimed by the holder of the Allowed Claim entitled to such distribution ninety (90) days after the distribution date applicable to such distribution.

               1.107. "Unsecured Claim" means a Claim that is not an Administrative Claim, a Priority Tax Claim, a Priority Non-Tax Claim, a Secured Claim, a Senior Secured Bank Claim, a TOPrS Claim, an Intercompany Claim or a Common Stock Claim.

               1.108. "Unsecured Pool" means the shares of New Warnaco Common Shares to be delivered to the Disbursing Agent by Reorganized Warnaco in accordance with Section 6.3. of this Plan for distribution to holders of Allowed Class 5 Claims.

               1.109. "Voting Deadline" means the date set in an order of the Bankruptcy Court as the deadline for the return of Ballots accepting or rejecting this Plan.

               1.110. "Warnaco Non-Debtor Subsidiary" means any direct or indirect subsidiary of Group that is not a Debtor in the Cases.

               B. Interpretation. For purposes of this Plan: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release, indenture or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) unless otherwise provided in this Plan, any reference in this Plan to an existing document or exhibit means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (d) unless otherwise specified herein, any reference to an entity as a holder of a Claim includes that entity's successors, assigns and affiliates; (e) unless otherwise specified, all references in this Plan to Sections, Articles, schedules and exhibits are references to Sections, Articles, schedules and exhibits of or to this Plan; (f) the words "herein" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be part of or to affect the interpretation of this Plan; and (h) the rules of construction set forth in Section 102 of the Code will apply.

               C. Computation of Time. In computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                   ARTICLE II

              CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

          The following is a designation of the Classes of Claims and Interests classified under this Plan. A Claim or Interest is in a particular Class for purposes of voting on, and of receiving distributions pursuant to, this Plan only to the extent that such Claim or Interest is an Allowed Claim or Interest in that Class and such Claim or Interest has not been paid, released or otherwise settled prior to the Effective Date. Claims against more than one Debtor with respect to a single obligation, by reason of guaranty, joint or "control group" liability, or otherwise, shall be deemed to be a single Claim in the Allowed amount of such obligation for purposes of voting, allowance, distribution and all other purposes under this Plan. In accordance with Section 1123(a)(1) of the Code, Administrative Claims and Priority Tax Claims have not been classified, although the treatment for such unclassified Claims is set forth below.

          A. Unclassified Claims.

               2.1. Administrative Claims.

                    (A) General. Subject to the provisions of Section 6.6.(A) of this Plan and unless otherwise agreed by the holder of an Allowed Administrative Claim (in which event such other agreement shall govern), and except with respect to the Alvarez Incentive Bonus (see subsection (C) below), the Designated Post-Petition Loans (see subsection (D) below), and claims of the Debt Coordinators and the Pre-Petition Collateral Trustee payable under paragraph 22 of the DIP Approval Orders, each holder of an Allowed Administrative Claim shall be paid in full in Cash (i) at the sole option of the Debtors (before the Effective Date) or the Reorganized Debtors (on or after the Effective Date), (a) in the ordinary course of business as the Claim becomes due and owing or (b) on the Initial Distribution Date or (ii) on such other date as the Bankruptcy Court may order.

                    (B) Statutory Fees. On the Effective Date, Administrative Claims for fees payable pursuant to Section 1930 of title 28 of the United States Code, 28 U.S.C. Section 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid in Cash in an amount equal to the amount of such Administrative Claims. All such fees payable after the Effective Date will be assumed and paid by the Reorganized Debtors.

                    (C) Alvarez Incentive Bonus. On the Effective Date, the Reorganized Debtors shall make the payments in Cash and the distributions of New Warnaco Second Lien Notes and New Warnaco Common Shares, as set forth in Plan
Schedule 1.6, in satisfaction of the Alvarez Incentive Bonus.

                    (D) Designated Post-Petition Loans. The Designated Post-Petition Loans shall be satisfied in full by the payments and distributions to be made to the Pre-Petition Secured Lenders as set forth in Section 2.5.(C) of this Plan.

               2.2. Priority Tax Claims. Unless otherwise agreed by the holder of an Allowed Priority Tax Claim (in which event such other agreement shall govern), each holder of an Allowed Priority Tax Claim shall receive, on the Initial Distribution Date, at the Reorganized Debtors' option, (a) Cash equal to the amount of such Allowed Priority Tax Claim or (b) Cash in six equal annual installments, together with interest thereon at the legal rate required for such claims in chapter 11 cases, which interest shall be paid annually in arrears pursuant to Section 1129(a)(9)(C) of the Code.

               2.3. DIP Facility Claim. On the Effective Date, the DIP Facility Claim shall be paid in full in Cash, or otherwise satisfied in a manner acceptable to the DIP Lenders; provided, however, that all letters of credit under the DIP Facility as of the Effective Date shall remain outstanding as of the Effective Date and shall be paid, in the event drawn, through a borrowing by the Reorganized Debtors under the Exit Financing Facility.

          B. Classified Claims and Interests.

               2.4. Class 1 -- Priority Non-Tax Claims.

                    (A) Classification. Class 1 consists of all Priority Non-Tax Claims.

                    (B) Allowance. Class 1 Claims shall be allowed or disallowed in accordance with Section 6.6.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                    (C) Treatment. Unless otherwise agreed by the holder of an Allowed Priority Non-Tax Claim (in which event such agreement shall govern), each holder of an Allowed Class 1 Claim shall be paid in full in Cash on the later of the Initial Distribution Date and a date that is as soon as practicable after the date upon which such Claim becomes an Allowed Priority Non-Tax Claim.

                    (D) Impairment and Voting. Class 1 Claims are unimpaired and the holders thereof are not entitled to vote on this Plan.

               2.5. Class 2 -- Senior Secured Bank Claims.

                    (A) Classification. Class 2 consists of all Senior Secured Bank Claims.

                    (B) Allowance. Class 2 Claims shall be Allowed Claims pursuant to this Plan and entitled to the distributions set forth herein.

                    (C) Treatment. On the Effective Date, each holder of a Senior Secured Bank Claim shall receive in full satisfaction of its Senior Secured Bank Claim its pro rata share of the following, to be distributed by the Administrative Agent in accordance with the Pre-Petition Facility and Intercreditor Agreements: (i) Cash equal to the amount of the balance due on the Original Foreign Facilities Guaranty Claims, which shall be applied to repay in full satisfaction of any outstanding amounts owing by the Debtors under the Original Foreign Facilities as of the Petition Date; (ii) New Warnaco Second Lien Notes in the aggregate principal amount of $200 million; and (iii) 96.263% of the New Warnaco Common Shares, subject to Dilution. In the event that holders of Class 6 Claims are not entitled to receive a distribution as provided in
Section 2.9.(C) of this Plan, on the Effective Date, each holder of a Class 2 Senior Secured Bank Claim will receive its pro rata share of an additional 0.581% of the New Warnaco Common Shares, subject to Dilution.

                    (D) Impairment and Voting. Class 2 Claims are impaired and the holders thereof are entitled to vote on this Plan.

               2.6. Class 3 -- GE Capital Secured Claims Under the 1997 MLA.

                    (A) Classification. Class 3 consists of GE Capital Secured Claims Under the 1997 MLA.

                    (B) Allowance. Class 3 Claims shall be Allowed as provided in the GE Capital Settlement Agreement.

                    (C) Treatment. The GE Capital Settlement Agreement and the GE Settlement Order and each of their provisions shall be deemed to be a part of this Plan and the Confirmation Order. As provided in the GE Capital Settlement Agreement, in satisfaction of obligations arising under the 1997 MLA, GE Capital shall receive an amount equal to $15.2 million (the "GE Settlement Amount"), less all amounts paid by the Debtors to GE Capital with respect to the 1997 MLA from the Petition Date through and including the Effective Date, which amount shall be payable without interest at the rate of $750,000 per month from and after the Effective Date until the GE Settlement Amount is paid in full. GE Capital shall retain its first priority perfected security interest in and to all of the 1997 Equipment (as that term is defined in the GE Capital Settlement Agreement) all as more particularly set forth in the GE Capital Settlement Agreement. To the extent of a conflict between the GE Capital Settlement Agreement and/or the GE Settlement Order, on the one hand, and this Plan and/or the Confirmation Order, on the other hand, the terms of the GE Capital Settlement Agreement and the GE Settlement Order shall govern and control.

                    (D) Impairment and Voting. Class 3 Claims are unimpaired and the holders thereof are not entitled to vote on this Plan.

               2.7. Class 4 -- Other Secured Claims.

                    (A) Classification. Class 4 consists of Other Secured
Claims.

                    (B) Allowance. Class 4 Claims shall be allowed or disallowed in accordance with Section 6.6.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                    (C) Treatment. Other Secured Claims against the Debtors shall, at the sole option of the Debtors, be: (i) paid in full in Cash on the Initial Distribution Date; (ii) reinstated according to the terms of the relevant instrument; (iii) paid on such other terms as the Debtors and the holder of such Claim may agree; or (iv) satisfied through the surrender by the applicable Debtors of the collateral securing the Claim to the holder thereof.

                    (D) Impairment and Voting. Class 4 Claims are unimpaired and the holders thereof are not entitled to vote on this Plan.

               2.8. Class 5 -- Unsecured Claims.

                    (A) Classification. Class 5 consists of Unsecured Claims.

                    (B) Allowance. Class 5 Claims shall be allowed or disallowed in accordance with Section 6.6.(B) of this Plan and applicable provisions of the Code and Bankruptcy Rules.

                    (C) Treatment. Each holder of an Allowed Unsecured Claim shall receive its pro rata share of 2.549% of the New Warnaco Common Shares, subject to Dilution. In the event that holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(C) of this Plan, each holder of an Allowed Unsecured Claim will receive its pro rata share of an additional 0.015% of the New Warnaco Common Shares, subject to Dilution.

                    (D) Impairment and Voting. Class 5 Claims are impaired and the holders thereof are entitled to vote on this Plan.

               2.9. Class 6 -- TOPrS Claims.

                    (A) Classification. Class 6 consists of TOPrS Claims.

                    (B) Allowance. Class 6 Claims shall be Allowed Claims pursuant to this Plan and entitled to the distributions set forth herein; provided, however, that any proof of claim in respect of the TOPrS filed by a registered or beneficial holder of a TOPrS Claim shall be disallowed as duplicative of proofs of claim numbered 1692, 1693, 1694 and 1695 filed by the TOPrS Trustee.

                    (C) Treatment. In the event that the holders of the TOPrS Claims vote as a Class to reject this Plan, the holders of TOPrS Claims shall not receive or retain any interest or property under this Plan, and no distribution shall be made on account of the TOPrS Claims, and the New Warnaco Common Shares that would otherwise be distributed on account of the TOPrS Claims as set forth in the next sentence shall instead be distributed pro rata to holders of Allowed Class 2 and Allowed Class 5 Claims in the following percentages: 0.581% to the holders of Allowed Class 2 Claims and 0.015% to the holders of Allowed Class 5 Claims, subject to Dilution. Otherwise, in full satisfaction of the TOPrS Claims, on the Initial Distribution Date, the Reorganized Debtors shall distribute to the TOPrS Trustee, subject to the right of the TOPrS Trustee to assert its TOPrS Trustee Charging Lien against the distributions to the holders of the TOPrS to the extent the TOPrS Trustee Fee remains unpaid, or such persons as the TOPrS Trustee shall designate at least ten days prior to the Confirmation Hearing, for redelivery to the holder(s) of the TOPrS Claims, a stock certificate evidencing ownership of 0.596% of the New Warnaco Common Shares, subject to Dilution, and in addition shall pay the amount of up to $300,000 to the TOPrS Trustee on account of the TOPrS Trustee Fee, subject to receipt and review by the Debtors of invoices detailing such fees and expenses.

                    (D) Impairment. TOPrS Claims are impaired.

               2.10. Class 7 -- Intercompany Claims.

                    (A) Classification. Class 7 consists of Intercompany Claims.

                    (B) Treatment. Subject to Section 5.10. of this Plan, Intercompany Claims shall be discharged, and the holders of Intercompany Claims shall not be entitled to receive or retain any property on account of such Claims.

               2.11. Class 8 -- Common Stock Claims and Interests.

                    (A) Classification. Class 8 consists of Common Stock Claims and Interests.

                    (B) Treatment. Interests shall be cancelled, and the holders of Common Stock Claims and Interests shall not be entitled to receive or retain any property on account of such Claims and Interests.

                    (C) Impairment and Voting. Class 8 Claims and Interests are impaired and the holders thereof are deemed not to have accepted this Plan.

                                  ARTICLE III

              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

               3.1. Rejected Contracts and Leases. Each executory contract and unexpired lease to which any of the Debtors is a party shall be deemed automatically rejected as of the Effective Date, except with respect to Intellectual Property Contracts, which shall be deemed automatically assumed as of the Effective Date, unless such executory contract or unexpired lease (a) shall have been previously rejected or assumed by order of the Bankruptcy Court or (b) is the subject of a motion to assume or reject filed on or before the Confirmation Date or (c) is listed on the schedule of contracts and leases to be rejected or assumed pursuant to this Plan, annexed as Plan Schedules 3.1 and 3.2, respectively (and as the same may be modified or supplemented, if at all, pursuant to Section 3.3.(B) of this Plan). The Confirmation Order shall constitute an order of the Bankruptcy Court approving such deemed rejection or assumption (with respect to Intellectual Property Contracts only), as applicable, as of the Effective Date. All executory contracts and unexpired leases specifically listed on the schedule of rejected executory contracts and unexpired leases, annexed as Plan Schedule 3.1, shall be deemed automatically rejected pursuant to this Plan by the applicable Debtor as of the Effective Date.

               3.2. Assumed Contracts and Leases. All executory contracts and unexpired leases specifically listed on the schedule of assumed executory contracts and unexpired leases, annexed as Plan Schedule 3.2 and modified or supplemented, if at all, pursuant to Section 3.3.(B) of this Plan, shall be deemed automatically assumed pursuant to this Plan by the applicable Debtor as of the Effective Date.

               Each executory contract and unexpired lease that is assumed under this Plan and relates to the use, ability to acquire or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Bankruptcy Court or is otherwise rejected as part of this Plan.

               3.3. Miscellaneous.

                    (A) The Debtors reserve the right to file a motion on or before the Confirmation Date to assume or reject any executory contract or unexpired lease.

                    (B) Notwithstanding any other provision of this Plan, each of the Debtors shall retain the right to, at any time prior to the Confirmation Hearing, modify or supplement Plan Schedule 3.1 and Plan Schedule 3.2, including, without limitation, the right to add any executory contract or unexpired lease to, or delete any executory contract or unexpired lease from, Plan Schedule 3.1 or Plan Schedule 3.2.

                    (C) Listing an executory contract or unexpired lease on Plan
Schedule 3.1 or Plan Schedule 3.2 shall not constitute an admission by any of the Debtors or the Reorganized Debtors that such contract or lease (including any related agreements that may exist) is an executory contract or unexpired lease or that the applicable Debtor or Reorganized Debtor has any liability thereunder.

               3.4. Payments Related to Assumption of Executory Contracts and Unexpired Leases. Any monetary amounts by which each executory contract and unexpired lease to be assumed under this Plan may be in default shall be satisfied by Cure in the amount, if any, set forth in Plan Schedule 3.2, or, in the event of an objection to such Cure amount or if no such Cure amount is listed, in the amount agreed between the parties or as ordered by the Bankruptcy Court or another court of competent jurisdiction. To the extent the non-Debtor party to the unexpired lease or executory contract does not object to the amount of Cure set forth in Plan Schedule 3.2 on or before the Voting Deadline, such non-Debtor party shall be deemed to accept such Cure amount. In the event of a dispute regarding (a) the nature or the amount of any Cure, (b) the ability of the applicable Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of Section 365 of the Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption, such dispute shall be determined by the Bankruptcy Court or another court of competent jurisdiction, or as the parties may otherwise agree. To the extent that the Debtor who is a party to the unexpired lease or executory contract is to be merged pursuant to Section 5.4. of this Plan, upon assumption as contemplated herein, the Reorganized Debtor that is the surviving entity after such merger shall be the party to the unexpired lease or executory contract.

               3.5. Post-Petition Contracts and Leases. All contracts, agreements and leases that were entered into by the Debtors or assumed by the Debtors after the Petition Date shall be deemed assigned by the Debtors to the Reorganized Debtors on the Effective Date.

               3.6. Rejection Damages Bar Date. If the rejection by a Debtor, pursuant to this Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Debtor or the properties of any of them unless a proof of claim is filed with the clerk of the Bankruptcy Court and served upon counsel to the Debtors within thirty (30) days after service of the earlier of (a) notice of the Confirmation Date or (b) other notice that the executory contract or unexpired lease has been rejected pursuant to an order of the Bankruptcy Court.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

               4.1. Conditions to Occurrence of Effective Date. The following are conditions precedent to the occurrence of the Effective Date, each of which may be satisfied or waived in accordance with Section 4.2. of this Plan: (i) the Reorganized Debtors have entered into definitive documentation with respect to the Exit Financing Facility and the New Warnaco Second Lien Notes, and all conditions precedent under such Facility and Notes shall have been satisfied (but for the occurrence of the Effective Date); (ii) the Reorganized Debtors have entered into the Registration Rights Agreement; (iii) the Confirmation Order has been entered by the Bankruptcy Court; (iv) at least ten (10) days have elapsed since the Confirmation Date; (v) no stay of the Confirmation Order is in effect; and (vi) the Confirmation Order has not been reversed, modified or vacated.

               4.2. Waiver of Conditions to Consummation. The conditions set forth in Section 4.1. of this Plan may be waived, in whole or in part, upon the mutual consent of the Debtors, the Debt Coordinators and the Creditors' Committee, without notice to any other parties in interest or the Bankruptcy Court and without a hearing. No waiver or non-waiver of any conditions to Confirmation or to the Effective Date shall diminish the application of the mootness doctrine with respect to the Confirmation of this Plan or any order entered in connection therewith, which doctrine shall apply to the fullest extent of applicable law.

               4.3. Non-Consensual Confirmation. Because Class 7 and Class 8 are deemed not to have accepted this Plan pursuant to Section 1126(g) of the Code, as to such Classes and any other Class that votes to reject this Plan, the Debtors are seeking confirmation of this Plan in accordance with Section 1129(b) of the Code, either under the terms provided herein or upon such terms as may exist if this Plan is modified in accordance with Section 1127(d) of the Code.

                                   ARTICLE V

                             IMPLEMENTATION OF PLAN

               5.1. Pre-Effective Date Management and Operation of Debtors. After the Confirmation Date and until the Effective Date, the current directors and officers of each Debtor shall continue to serve in such capacities, subject to such changes as may be determined by the Board of Directors of a Debtor in accordance with the current Bylaws and Certificates of Incorporation of such Debtor.

               5.2. Post-Effective Date Committee; Dissolution of Committee. The Creditors' Committee shall continue to exist after the Confirmation Date until the Effective Date with the same power and authority, and the same ability to retain and compensate professionals, as it had prior to the Confirmation Date. On and as of the Effective Date, the Creditors' Committee shall be reconstituted and shall be comprised of no more than seven (7) members of the Creditors' Committee prior to the Effective Date (the "Post-Effective Date Committee"). The members of the Creditors' Committee who are not members of the Post-Effective Date Committee shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Cases. In the event of the death or resignation of any member of the Post-Effective Date Committee after the Effective Date, the remaining members of the Post-Effective Date Committee shall have the right to designate a successor from among the holders of Allowed Class 5 Claims. If a Post-Effective Date Committee member assigns its Claim or releases the Debtors from payment of all or the balance of its Claim, such act shall constitute a resignation from the Post-Effective Date Committee. Until a vacancy on the Post-Effective Date Committee is filled, the Post-Effective Date Committee shall function in its reduced number. The Reorganized Debtors shall consult with the Post-Effective Date Committee on a regular basis concerning the Reorganized Debtors' investigation, prosecution and proposed settlement of Class 5 Claims and shall provide written reports to the Post-Effective Date Committee on a monthly basis regarding the status of the Claims resolution process. The Reorganized Debtors shall not settle or compromise any Class 5 Claim in excess of the Allowed amount of $25,000 without either the approval of the Post-Effective Date Committee (which shall act by majority vote) or an order of the Bankruptcy Court. Subject to the approval of the Post-Effective Date Committee, the Reorganized Debtors may settle or compromise any Class 5 Claim in excess of the Allowed amount of $25,000 without an order of the Bankruptcy Court. The Reorganized Debtors may settle or compromise any Class 5 Claim for less than the Allowed amount of $25,000 without an order of the Bankruptcy Court and without the approval of the Post-Effective Date Committee. The duties of the Post-Effective Date Committee shall also include services related to any applications for allowance of compensation or reimbursement of expenses pending on the Effective Date or filed after the Effective Date (collectively, the "Filed Fee Applications"). The Reorganized Debtors shall pay (a) the reasonable expenses of the members of the Creditors' Committee between the Confirmation Date and the Effective Date, and the Post-Effective Date Committee (the "Post-Effective Date Committee Expenses") and (b) the reasonable fees of the professional persons employed by the Post-Effective Date Committee in connection with its duties and responsibilities as set forth in this Plan (the "Post-Effective Date Committee Fees"); provided, however, that the total aggregate amount of the Post-Effective Date Committee Expenses and the Post-Effective

Date Committee Fees shall not exceed $100,000.00 (exclusive of services related to Filed Fee Applications). The Post-Effective Date Committee Fees and the Post-Effective Date Committee Expenses shall be paid within fifteen (15) Business Days after submission of a detailed invoice therefor to the Reorganized Debtors. If the Reorganized Debtors dispute the reasonableness of any such invoice, the Reorganized Debtors, the Post-Effective Date Committee or the affected professional may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice, and the disputed portion of such invoice shall not be paid until the dispute is resolved. The undisputed portion of such reasonable fees and expenses shall be paid as provided herein. The Post-Effective Date Committee shall be dissolved and the members thereof shall be released and discharged of and from further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Cases on the later of (i) the Final Distribution Date and (ii) the date all services related to Filed Fee Applications are completed, and the retention or employment of the Post-Effective Date Committee's professionals shall terminate.

               5.3. Pre-Effective Date Injunctions or Stays. All injunctions or stays, whether by operation of law or by order of the Bankruptcy Court, provided for in the Cases pursuant to Sections 105 or 362 of the Code or otherwise that are in effect on the Confirmation Date shall remain in full force and effect until the Effective Date.

               5.4. Merger of Certain Debtors. Effective as of the Effective Date but immediately prior to the discharge of the Debtors described in Section
7.2. of this Plan, the following transactions shall occur in the following order: (i) each of Warnaco Men's Sportswear Inc., Warnaco Ventures Ltd., Ventures Ltd. and Blanche Inc. shall be merged with and into Warnaco Inc. and Warnaco Inc. shall be the surviving corporation in such merger; (ii) AEI Management Corporation shall be merged with and into Rio Sportswear Inc. and Rio Sportswear Inc. shall be the surviving corporation in such merger; (iii) CCC Acquisition Realty Corp. shall be merged with and into Authentic Fitness Products Inc. and Authentic Fitness Products Inc. shall be the surviving corporation in such merger; (iv) CKJ Sourcing Inc. shall be merged with and into Calvin Klein Jeanswear Company and Calvin Klein Jeanswear Company shall be the surviving entity in such merger; and (iv) Group shall transfer 100% of the shares held by Group in each of Myrtle Avenue, Inc., Authentic Fitness Corporation and Designer Holdings Ltd. to Warnaco Inc. Except as otherwise set forth in this Plan, or as modified by appropriate corporate action after the Effective Date, the corporate structure and equity ownership of the Debtors and their subsidiaries shall be unchanged.

               5.5. Amended Certificates of Incorporation and Bylaws. As of the Effective Date, the certificates of incorporation and bylaws of each of the Debtors shall be amended as necessary to satisfy the provisions of this Plan and the Code, including, without limitation, the prohibition against the issuance of non-voting equity securities set forth in Section 1123(a)(6) of the Code (the "Amended Certificates of Incorporation and Bylaws"). The forms of Amended Certificates of Incorporation and Bylaws, to be filed on or before the Exhibit Filing Date as Exhibits 1 and 2 to this Plan, shall become effective on the Effective Date. After the Effective Date, the Amended Certificates of Incorporation and Bylaws shall be subject to such further amendments or modifications as may be made by law, or pursuant to such Amended Certificates of Incorporation and Bylaws.

               5.6. Post-Effective Date Management and Operation of Reorganized Debtors. As of the Effective Date, the directors and officers of each Debtor that is not a Reorganized Debtor will be terminated. The Debtors shall file Plan
Schedule 5.6 with the Bankruptcy Court on or before the Exhibit Filing Date setting forth the offices, the names and affiliations of, and the compensation proposed to be paid to, the individuals intended to serve as directors and officers of each Reorganized Debtor on and after the Effective Date. On and after the Effective Date, each Reorganized Debtor shall be governed in accordance with the Amended Certificates of Incorporation and Bylaws.

               5.7. Exit Financing Facility. On the Effective Date, the Reorganized Debtors will enter into definitive documentation with respect to the Exit Financing Facility with the respective lenders thereunder. On or about the Effective Date, the Debtors shall borrow funds under the Exit Financing Facility in amounts which, together with such other cash as is available to the Debtors, will be sufficient to make all Cash distributions to be made under this Plan.

               5.8. Issuance of New Warnaco Second Lien Notes. On the Effective Date, Reorganized Warnaco will enter into definitive documentation with respect to, and will issue, the New Warnaco Second Lien Notes for distribution in accordance with this Plan. The issuance of the New Warnaco Second Lien Notes and the distribution, transfer or exchange thereof in accordance with this Plan shall be exempt from registration under applicable securities laws (including without limitation, Section 5 of the Securities Act or any similar state or local law requiring the registration for offer or sale of a security or registration or licensing of an issuer or a security) pursuant to Section 1145(a) of the Code, and may be sold without registration to the extent permitted under Section 1145 of the Code.

               5.9. Issuance of New Warnaco Common Shares. On the Effective Date, Reorganized Warnaco will issue the New Warnaco Common Shares for distribution in accordance with this Plan. The issuance of the New Warnaco Common Shares and the distribution, transfer or exchange thereof in accordance with this Plan shall be exempt from registration under applicable securities laws (including without limitation, Section 5 of the Securities Act or any similar state or local law requiring the registration for offer or sale of a security or registration or licensing of an issuer of a security) pursuant to
Section 1145(a) of the Code, and may be sold without registration to the extent permitted under Section 1145 of the Code.

               5.10. Transfer of Intercompany Claims. Prior to the discharge of Intercompany Claims, as provided in Section 2.10.(B) of this Plan, the Debtors shall have the right to retain, or effect such transfers and setoffs with respect to, Intercompany Claims as they may deem appropriate for accounting, tax and commercial business purposes, to the fullest extent permitted by applicable law.

               5.11. Management Stock Incentive Program and Confirmation Bonuses. On or as soon as practicable after the Effective Date, the Management Stock Incentive Program will be adopted by Reorganized Warnaco pursuant to its terms. In addition, on the Effective Date, the Confirmation Bonus Plan will be implemented. In addition, on or as soon as practicable after the Effective Date, Stuart D. Buchalter, the Non-Executive Chairman of the Board of Directors of Group shall receive a bonus in recognition of his contribution to the Debtors' reorganization in these Cases and his undertaking to serve on the board of directors of Reorganized Warnaco in the aggregate amount of $350,000, comprised of $210,000 in Cash and an amount of New Warnaco Common Shares equal in value to $140,000 which shall be distributed from the New Warnaco Common Shares reserved under the Management Stock Incentive Program.

               5.12. Rights Plan. On the Effective Date, Reorganized Warnaco will enter into the Rights Plan, which shall become effective in accordance with its terms.

               5.13. Registration Rights Agreement. On the Effective Date, Reorganized Warnaco will enter into the Registration Rights Agreement, which shall become effective in accordance with its terms. The Reorganized Debtors shall use their reasonable best efforts to cause the New Warnaco Common Shares to be quoted on the NASDAQ National Market within sixty (60) days after the Effective Date.

               5.14. Effectuating Documents; Further Transactions. The Chief Executive Officer, President, Chief Financial Officer or General Counsel of Reorganized Warnaco or any Debtor shall be authorized to execute, deliver, file or record such contracts, instruments, releases, indentures and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of this Plan, without any further order of the Bankruptcy Court and without the requirement of any further action by any stockholder or director of any of the Debtors or Reorganized Debtors. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor shall be authorized to certify or attest to any of the foregoing actions.

               5.15. Exemption From Certain Transfer Taxes. Pursuant to Section 1146 of the Code, (a) the issuance, transfer or exchange of any securities, instruments or documents, (b) the creation of any Lien, mortgage, deed of trust or other security interest, (c) the making or assignment of any lease or sublease or the making or delivery of any deed or other instrument of transfer under, pursuant to, in furtherance of, or in connection with this Plan, including, without limitation, any deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under this Plan or the reinvesting, transfer or sale of any real or personal property of the Debtors pursuant to, in implementation of, or as contemplated in this Plan and (d) the issuance, renewal, modification or securing of indebtedness by such means, and the making, delivery or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Plan, including, without limitation, the Confirmation Order, shall not be subject to any document recording tax, stamp tax, conveyance fee or other similar tax, mortgage tax, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment. Consistent with the foregoing, each recorder of deeds or similar official for any county, city or governmental unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument without requiring the payment of any filing fees, documentary stamp tax, deed stamps, stamp tax, transfer tax, intangible tax or similar tax.

               5.16. Continuation of Warnaco Pension Plan. Upon the occurrence of the Effective Date, the Reorganized Debtors will continue the Pension Plan, including meeting the minimum funding standards under ERISA and the Internal Revenue Code, paying all PBGC insurance premiums, and administering and operating the Pension Plan in accordance with its terms and ERISA. Nothing in this Plan shall be deemed to discharge, release, or relieve the Debtors, the Reorganized Debtors, any member of the Debtors' controlled groups (as defined in 29 U.S.C. 'SS''SS' 1301(a)(14)), or any other party, in any capacity, from any current or future liability with respect to the Pension Plan, and PBGC and the Pension Plan shall not be enjoined or precluded from enforcing such liability as a result of this Plan's provisions or confirmation. Upon the Effective Date, PBGC shall be deemed to have withdrawn the Single-Employer Pension Plan Claims with prejudice. After the Effective Date, the Reorganized Debtors shall have the authority to terminate, amend or freeze the Pension Plan in accordance with the terms of the Pension Plan, ERISA and the Internal Revenue Code.

               5.17. Employment, Retirement, and Incentive Compensation Plans and Programs. Except as otherwise set forth in this Plan, to the extent that any of the Debtors have in place as of the Effective Date retirement income plans, welfare benefit plans and other employee-related plans and programs, such plans and programs shall be deemed terminated as of the Effective Date; provided that, the plans and programs set forth in Plan Schedule 5.17 to be filed on or before the Exhibit Filing Date shall be deemed in effect. After the Effective Date, the Reorganized Debtors shall have the sole authority to terminate, amend or implement retirement income plans, welfare benefit plans and other plans and programs for employees in accordance with the terms of such plans and applicable law.

                                   ARTICLE VI

                       DISTRIBUTIONS AND CLAIMS ALLOWANCE

               6.1. Cash Distributions. Except as otherwise provided in this Plan, all distributions of Cash to be made to the holders of Allowed Claims shall be made on or as soon as practicable after the Initial Distribution Date.

               6.2. Distributions to Holders of Senior Secured Bank Claims. On the Effective Date, Reorganized Warnaco shall deliver to the Administrative Agent for distribution on behalf of the Debtors to holders of Senior Secured Bank Claims in Class 2: (a) Cash equal to the amount of the balance due on the Original Foreign Facilities Guaranty Claims, which shall be applied to repay in full satisfaction of any outstanding amounts owing by the Debtors under the Original Foreign Facilities as of the Petition Date; (b) New Warnaco Second Lien Notes in the aggregate principal amount of $200 million; and (c) share certificates for the aggregate amount of either (i) 96.263% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims receive a distribution as provided in Section 2.9.(C) of this Plan or (ii) 96.844% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(C) of this Plan. Notwithstanding any other provision of this Plan, all distributions and issuances of such Cash, New Warnaco Second Lien Notes and New Warnaco Common Shares to holders of Class 2 Claims shall be made as applicable, (i) based on the amount of Class 2 Claims held by such holders as set forth in the books and records of the Administrative Agent as of the close of business on the Confirmation Date, and (ii) in accordance with the Pre-Petition Facility and Intercreditor Agreements. Such Cash shall be distributed to the holders of Class 2 Claims by the Administrative Agent, and the New Warnaco Second Lien Notes and New Warnaco Common Shares shall be issued by Reorganized Warnaco as directed by the Administrative Agent in the names of the respective holders of Class 2 Claims, in each case in accordance with the foregoing.

               6.3. Distributions to Holders of Allowed Unsecured Claims. On the Effective Date, Reorganized Warnaco shall deliver to the Disbursing Agent for distribution on behalf of the Debtors to holders of Allowed Class 5 Claims share certificates for the aggregate amount of either (i) 2.549% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims receive a distribution as provided in Section 2.9.(C) of this Plan or (ii) 2.564% of the New Warnaco Common Shares, subject to Dilution, if the holders of Class 6 Claims are not entitled to receive a distribution as provided in Section 2.9.(C) of this Plan. The Disbursing Agent shall make distributions of New Warnaco Common Shares to holders of Allowed Class 5 Claims as follows:

                    (A) On the Initial Distribution Date, the Disbursing Agent shall distribute the New Warnaco Common Shares allocable to Allowed Claims held by holders of Class 5 Claims as of the Distribution Record Date. For the purpose of calculating the amount of New Warnaco Common Shares to be distributed to holders of Allowed Class 5 Claims on the Initial Distribution Date, all Disputed Claims in Class 5 will be treated as though such Claims will be Allowed Claims in the Face Amount of such Claims.

                    (B) On any Interim Distribution Date, the Disbursing Agent shall make interim distributions of New Warnaco Common Shares to holders of Allowed Class 5 Claims pursuant to and consistent with resolutions of Disputed Claims since the Initial Distribution Date.

                    (C) On the Final Distribution Date, the Disbursing Agent shall make the balance of all distributions to holders of Allowed Class 5 Claims as required under this Plan.

               6.4. Distributions to Holders of TOPrS Claims, If Any.

                    (A) In the event that holders of Class 6 Claims are entitled to receive a distribution as provided in Section 2.9.(C) of this Plan, on the Initial Distribution Date, the Reorganized Debtors shall distribute to the Disbursing Agent subject to the right of the TOPrS Trustee to assert its TOPrS Trustee Charging Lien against the distributions to the extent the TOPrS Trustee Fee remains unpaid, or such persons as the TOPrS Trustee shall designate at least ten (10) days prior to the Confirmation Hearing, for redelivery to the holder(s) of the TOPrS Claims, a stock certificate evidencing ownership of 0.596% of the New Warnaco Common Shares, subject to Dilution, and in addition shall pay in Cash the amount of up to $300,000 to the TOPrS Trustee on account of its actual and reasonable fees and expenses incurred under the TOPrS Indenture, subject to receipt and review by the Reorganized Debtors of invoices detailing such fees and expenses.

                    (B) All TOPrS, the TOPrS Indenture, the TOPrS Supplemental Indenture, the TOPrS Guarantees, the TOPrS Trust Agreement, and the 6% Convertible Subordinated Debentures due 2016 shall be deemed automatically cancelled and discharged on the Effective Date, provided, however, that the TOPrS, the TOPrS Indenture, the TOPrS Supplemental Indenture, the TOPrS Guarantees, the TOPrS Trust Agreement, and the 6% Convertible Subordinated Debentures due 2016 shall continue in effect solely for the purposes of (i) allowing the holders of the TOPrS Claims to receive their distributions hereunder, (ii) allowing the TOPrS Trustee to make the distributions, if any, to be made on account of the TOPrS, and (iii) permitting the TOPrS Trustee to assert its TOPrS Trustee Charging Lien against such distributions to the holders of the TOPrS for payment of the TOPrS Trustee Fee to the extent that the TOPrS Trustee Fee remains unpaid.

                    (C) As soon as practicable after the Effective Date, the Debtors with the cooperation of the TOPrS Trustee shall send a letter of transmittal to each holder of a TOPrS, advising such holder of the effectiveness of this Plan and providing instructions to such holder to deliver to the TOPrS Trustee its TOPrS in exchange for the distributions to be made pursuant to this Plan. Delivery of any TOPrS will be effected, and risk of loss and title thereto shall pass, only upon delivery of such TOPrS to the TOPrS Trustee, if any, in accordance with the terms and conditions of such letter of transmittal, such letter of transmittal to be in such form and have such other provisions as the Debtors (or the Disbursing Agent) may reasonably request.

                    (D) Each holder of TOPrS shall surrender such TOPrS to the TOPrS Trustee. No distribution hereunder shall be made to or on behalf of any such holder unless and until such TOPrS is received by the TOPrS Trustee, or the loss, theft or destruction of such TOPrS is established to the satisfaction of the TOPrS Trustee, including requiring such holder (i) to submit a lost instrument affidavit and an indemnity bond, and (ii) to hold the Debtors and the TOPrS Trustee harmless in respect of such TOPrS and any distributions made in respect thereof. Upon compliance with this Section by a holder of TOPrS, such holder shall, for all purposes under this Plan, be deemed to have surrendered such TOPrS. Any such holder that fails to surrender such TOPrS or satisfactorily explain its non-availability to the TOPrS Trustee within eighteen months of the Effective Date shall be deemed to have no TOPrS Claim against the Debtors, or their property or the TOPrS Trustee in respect of such TOPrS Claim and shall not participate in any distribution hereunder, and the distribution that would otherwise have been made to such holder shall be distributed to all holders who have surrendered their TOPrS or satisfactorily explained their non-availability to the TOPrS Trustee within eighteen months of the Effective Date.

                    (E) As of the close of business on the Distribution Record Date, (i) the claims register shall be closed, (ii) the transfer books and records of the TOPrS as maintained by the TOPrS Trustee or its agent shall be closed and (iii) any transfer of any TOPrS Claim or any interest therein shall be prohibited. The Debtors, the Reorganized Debtors, and the TOPrS Trustee shall have no obligation to recognize any transfer of any TOPrS Claims occurring after the close of business on the Distribution Record Date, and shall instead be entitled to recognize and deal for all purposes under this Plan with only those holders of record as of the close of business on the Distribution Record Date.

               6.5. Miscellaneous Distribution Provisions.

                    (A) Fractional Plan Securities. Notwithstanding any other provision of this Plan, only whole numbers of shares of New Warnaco Common Shares shall be issued. When any distribution on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Warnaco Common Shares that are not a whole number, the actual distribution of such Shares only shall include the next lower whole number of Shares. When any distribution on the Final Distribution Date would otherwise result in the issuance of a number of shares of New Warnaco Common Shares that is not a whole number, the actual distribution of such Shares shall be rounded to the next higher or lower whole number of Shares as follows: (i) fractions equal to or greater than 1/2 shall be rounded to the next higher whole number; and (ii) fractions less than 1/2 shall be rounded to the next lower number. The total number of shares of New Warnaco Common Shares specified to be distributed to holders of Allowed Claims pursuant to this Plan shall be adjusted as necessary to account for the rounding provided for herein. No consideration shall be provided in lieu of fractional shares that are rounded down, except that with respect to distributions made to holders of Allowed Class 5 and Class 6 Claims on the Initial Distribution Date, such fractional shares shall, with respect to each Allowed Claim, be deemed held by the Reorganized Debtors, for the benefit of the holder of such Allowed Claim, to be aggregated with the remaining distribution to be made to such holder, if any, on the Final Distribution Date.

                    (B) Distributions on Non-Business Days. Any payment or distribution due on a day other than a Business Day shall be made, without interest, on the next Business Day.

                    (C) Post-Consummation Effect of Evidences of Claims or Interests. Notes, stock certificates and other evidence of Claims against or Interests in the Debtors shall, effective on the Effective Date, represent only the right to participate in the distributions contemplated by this Plan and shall not be valid or effective for any other purpose.

                    (D) No Distribution in Excess of Allowed Amount of Claim. Notwithstanding anything to the contrary herein, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of the portion of such Claim that is a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim, but the payment or distribution provided hereunder shall be made on account of the portion of such Claim that is an Allowed Claim. Unless otherwise expressly provided herein, no Claim shall be allowed under this Plan or otherwise to the extent that it is for post-petition fees or interest.

                    (E) Disputed Payments. If any dispute arises as to the identity of the holder of an Allowed Claim entitled to receive any distribution under this Plan, the Reorganized Debtors may retain such distribution until its disposition is determined by a Final Order or written agreement among the interested parties to such dispute.

                    (F) Estimation of Disputed Claims. The aggregate Face Amount of (a) Disputed Claims and (b) Allowed Claims shall set the maximum allowable aggregate amount of Claims in Class 5. The existence of a Disputed Claim in Class 5 shall not impair or impede the making of a distribution to Allowed Claims in such Class or any other Class. If the Allowed amount of any particular Disputed Claim is reconsidered under Section 502(j) of the Code and Bankruptcy Rule 3008 and/or is Allowed in an amount that is greater than the estimated amount of such Claim, or the ultimately Allowed amount of all Disputed Claims in a Class 5 is greater than the estimated aggregate Face Amount of such Claims, no claimant shall have recourse against the Reorganized Debtors (or any property thereof), any distributions made to a creditor in any other Class herein, or any distribution previously made on account of any Allowed Claim (however, nothing herein shall modify any right of a holder of a reconsidered Claim under the penultimate sentence of Section 502(j) of the Code).

                    (G) Unclaimed Property. Holders of Allowed Claims to Unclaimed Property shall cease to be entitled thereto, and such Unclaimed Property shall be reallocated to the Unsecured Pool.

                    (H) Voting of New Warnaco Common Shares. New Warnaco Common Shares that are Unclaimed Property or held for Disputed Claims shall not be voted at any meeting of the stockholders of Reorganized Warnaco.

                    (I) Setoffs and Recoupment. The Reorganized Debtors may, but shall not be required to, setoff or recoup against any Allowed Claim and the distributions to be made pursuant to this Plan on account of such Claim, claims of any nature that the Debtors or Reorganized Debtors may have against the holder of such Allowed Claim (other than a Class 2 Claim); provided, however, that neither the failure to effect such a setoff or recoupment nor the allowance of any Claim against the Debtors or the Reorganized Debtors shall constitute a waiver or release by the Debtors or the Reorganized Debtors of any claim that the Debtors or the Reorganized Debtors may possess against such holder.

                    (J) Compliance with Tax Requirements. In connection with this Plan, to the extent applicable, the Reorganized Debtors shall comply with all tax withholding and reporting requirements imposed on them by any governmental unit, and all distributions pursuant to this Plan that may be necessary or appropriate to comply with such withholding and reporting requirements. Notwithstanding any other provision of this Plan, each Person that has received any distribution pursuant to this Plan shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligation imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.

               6.6. Procedure For Determination of Claims and Interests.

                    (A) Bar Date For Certain Administrative Claims. All applications for final compensation of professional persons employed by the Debtors or the Creditors' Committee pursuant to orders entered by the Bankruptcy Court and on account of services rendered prior to the Effective Date, and all other requests for payment of Administrative Claims (except for the Alvarez Incentive Bonus, the Designated Post-Petition Loans, claims of the Debt Coordinators and the Pre-Petition Collateral Trustee payable under paragraph 22 of the DIP Approval Orders, claims for taxes pursuant to Section 507(a)(8) of the

Code, ordinary course trade debt and customer deposits and credits incurred in the ordinary course of business after the Petition Date) shall be served on the Reorganized Debtors in accordance with Section 8.10. of this Plan and filed with the Bankruptcy Court, no later than 25 days after the Effective Date. Any such claim that is not served and filed within this time period shall be discharged and forever barred. Objections to any such application must be filed within 15 days after filing thereof.

                    (B) Objections To Claims. Objections to any Claim filed by any party other than the Debtors (other than Administrative Claims governed by Section 6.6.(A) of this Plan) must be filed no later than twenty (20) days before the Effective Date; provided, however, that the Reorganized Debtors may file objections to Claims through and including forty-five (45) days after the Effective Date. In accordance with Section 6.5.(D) of this Plan, payment or distribution shall be made on account of all or any portion of such Claim that is an Allowed Claim. To the extent any property is distributed to an entity on account of a Claim that is not an Allowed Claim, such property shall be held in trust for and shall promptly be returned to the Reorganized Debtors. On and after the Effective Date, the Reorganized Debtors shall have authority to continue to prosecute, settle or withdraw objections to Claims and shall be entitled to compromise or settle any Disputed Claim in accordance with Section
5.2. of this Plan.

                                  ARTICLE VII

                   EFFECT OF THIS PLAN ON CLAIMS AND INTERESTS

               7.1. Revesting of Assets. Except as provided in this Plan (including, without limitation, Sections 7.4. and 7.5. of this Plan), on the Effective Date, all property of the Estate, to the fullest extent of Section 541 of the Code, and any and all other rights and assets of the Debtors of every kind and nature shall revest in the Reorganized Debtors free and clear of all Liens, Claims and Interests other than (i) those Liens, Claims and Interests retained or created pursuant to this Plan or any document entered into in connection with the transactions described in this Plan and (ii) Liens that have arisen subsequent to the Petition Date on account of taxes that arose subsequent to the Petition Date.

               7.2. Discharge of Claims and Termination of Interests.

                    (A) As of the Effective Date, except as provided in the Confirmation Order, the rights afforded under this Plan and the treatment of Claims and Interests under this Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and satisfaction or termination of all Interests, including any interest accrued on Claims from and after the Petition Date. Except as otherwise provided in this Plan or the Confirmation Order, Confirmation shall, as of the Effective Date: (i) discharge the Debtors from all Claims or other debts that arose before the Effective Date, and all debts of the kind specified in Sections 502(g), 502(h) or 502(i) of the Code, whether or not (x) a proof of claim based on such debt is filed or deemed filed pursuant to Section 501 of the Code, (y) a Claim based on such debt is Allowed pursuant to Section 502 of the Code or (z) the holder of a Claim based on such debt has accepted this Plan; and (ii) satisfy, terminate or cancel all Interests and other rights of equity security holders in the Debtors.

                    (B) As of the Effective Date, except as otherwise provided in this Plan or the Confirmation Order, all Persons shall be precluded from asserting against the Debtors or the Reorganized Debtors, or their respective successors or property, any other or further Claims, demands, debts, rights, causes of action, liabilities or equity interests based upon any act, omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date. In accordance with the foregoing, except as provided in this Plan or the Confirmation Order, the Confirmation Order will be a judicial determination, as of the Effective Date, of discharge of all such Claims and other debts and liabilities against the Debtors and satisfaction, termination or cancellation of all Interests and other rights of equity security holders in the Debtors, pursuant to Sections 524 and 1141 of the Code, and such discharge will void any judgment obtained against the Debtors or the Reorganized Debtors at any time, to the extent that such judgment relates to a discharged Claim.

               7.3. Injunctions.

                    (A) Except as otherwise provided in this Plan or the Confirmation Order, as of the Effective Date, all Persons that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of this Plan are permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Interests or rights: (i) commencing or continuing in any manner any action or other proceeding against the Debtors or the Reorganized Debtors or their respective property; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors or the Reorganized Debtors or their respective property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtors or the Reorganized Debtors or their respective property; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors or the Reorganized Debtors or their respective property; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                    (B) As of the Effective Date, all Persons that have held, currently hold or may hold a Claim, demand, debt, right, cause of action or liability that is released pursuant to this Plan are permanently enjoined from taking any of the following actions on account of such released Claims, demands, debts, rights, causes of action or liabilities: (i) commencing or continuing in any manner any action or other proceeding; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (v) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of this Plan.

                    (C) In exchange for the distributions pursuant to this Plan, each holder of an Allowed Claim receiving such distribution pursuant to this Plan will be deemed to have specifically consented to the injunctions set forth in this Section 7.3.

               7.4. Limitation of Liability. None of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Post-Effective Date Committee, the DIP Lenders, the Pre-Petition Secured Lenders, the TOPrS Trustee nor any of their respective directors, employees employed by the Debtors as of the Effective Date, members, attorneys, investment bankers, restructuring consultants and financial advisors, nor any other professional Persons employed by any of them (collectively, the "Exculpated Persons"), shall have or incur any liability to any Person for any act taken or omission from and after the Petition Date in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, the formulation, negotiation, implementation, confirmation or consummation of this Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan. The Exculpated Persons shall have no liability to any Debtor, holder of a Claim, holder of an Interest, other party in interest in the Cases or any other Person for actions taken or not taken in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, this Plan or the property to be distributed under this Plan, including, without limitation, failure to obtain Confirmation of this Plan or to satisfy any condition or conditions, or refusal to waive any condition or conditions, to the occurrence of the Effective Date, and in all respects such Exculpated Persons shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities in the Cases, the management and operation of the Debtors and under this Plan.

               7.5. Releases.

                    (A) On the Effective Date, the Reorganized Debtors on their own behalf and as representatives of the Estates, release unconditionally, and are hereby deemed to release unconditionally, (i) each of the Debtors' directors who served at any time during the Cases, (ii) each of the Debtors' officers employed as of the Effective Date, (iii) the members of the Creditors' Committee, (iv) the DIP Lenders, (v) the Pre-Petition Secured Lenders, (vi) the TOPrS Trustee and (vii) the attorneys, investment bankers, restructuring consultants and financial advisors of the foregoing from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or after the Petition Date through and including the Effective Date in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, the formulation, negotiation, implementation, confirmation or consummation of this Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan.

                    (B) On the Effective Date, the Reorganized Debtors on their own behalf and as representatives of the Estates, release unconditionally, and are hereby deemed to release unconditionally, (i) each of the Debtors' former and present officers and directors, (ii) the Pre-Petition Secured Lenders, (iii) the TOPrS Trustee and (iv) the attorneys, investment bankers, restructuring consultants and financial advisors of the foregoing (collectively, the "Pre-Petition Releasees") from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place before the Petition Date in connection with or relating to The Warnaco Group, Inc. or any of its direct or indirect subsidiaries (the "Pre-Petition Released Matters"); provided, however, that the foregoing release shall not apply to any current or former officers or directors of any of the Debtors who, as of November 13, 2002, has been invited by the SEC to make a Wells Submission describing the reasons why no enforcement proceedings should be brought against them with respect to potential violations of the Securities and Exchange Act of 1934 in connection with the preparation and publication of various financial statements and other public statements of Group (each, a "Wells Recipient"); and provided, further, that notwithstanding the foregoing proviso, the release set forth in this Section 7.5.(B) shall apply to a Wells Recipient in the event that either (i) the SEC has determined not to commence an enforcement proceeding against such Wells Recipient, or (ii) the SEC has commenced an enforcement proceeding and such proceeding has been concluded with no finding against, or concession by, such Wells Recipient that he or she
(a) committed fraud, intentional or negligent misrepresentation, or gross negligence in connection with the matters investigated, or (b) may not serve in the future as an officer or director of any public company.

                    (C) On the Effective Date, each holder of a Claim that is entitled to vote on this Plan shall be deemed to have unconditionally released the Pre-Petition Releasees from the Pre-Petition Released Matters; provided, however, that the foregoing release shall not apply to any Wells Recipient; provided, further, that notwithstanding the foregoing proviso, the release set forth in this Section 7.5.(C) shall apply to a Wells Recipient in the event that either (i) the SEC has determined not to commence an enforcement proceeding against such Wells Recipient, or (ii) the SEC has commenced an enforcement proceeding and such proceeding has been concluded with no finding against, or concession by, such Wells Recipient that he or she (a) committed fraud, intentional or negligent misrepresentation, or gross negligence in connection with the matters investigated, or (b) may not serve in the future as an officer or director of any public company; provided, further, that each holder of a Claim entitled to vote on this Plan may elect, by checking the box provided on the Ballot, not to grant the releases set forth in this Section 7.5.(C).

                    (D) The Confirmation Order shall contain a permanent injunction to effectuate the releases granted in this Section 7.5.

               7.6. Retention and Enforcement, and Release, Of Causes Of Action. Except as otherwise set forth in this Plan, pursuant to Section 1123(b)(3)(B) of the Code, on the Effective Date, all Causes of Action, including, without limitation, the Causes of Action identified on Plan Schedule 7.6, to be filed on or before the Exhibit Filing Date, shall become the property of the Reorganized Debtors and the Reorganized Debtors shall retain all Causes of Action that the Debtors had or had power to assert immediately prior to the Effective Date, whether or not such Causes of Action are listed on Plan Schedule 7.6, and may commence or continue in any appropriate court or tribunal any suit or other proceeding for the enforcement of such Causes of Action; provided, however, that any and all of the Debtors' claims and causes of action arising under Section 547 of the Code that are not the subject of pending litigation as of the Effective Date (collectively, the "Preference Actions") shall be waived, abandoned, discharged and released pursuant to this Plan. Except with respect to Preference Actions, nothing contained in this Plan shall constitute a release, satisfaction or settlement of the Causes of Action or shall constitute waiver of the rights, if any, of the Debtors or the Reorganized Debtors to a jury trial with respect to any Cause of Action or objection to any Claim or Interest, and nothing in this Plan or the Confirmation Order shall constitute a waiver or release of any Cause of Action under the doctrine of res judicata nor shall any Cause of Action be barred or limited by any estoppel, whether judicial, equitable or otherwise.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

               8.1. Retention of Jurisdiction. Following the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising from or relating to the Cases to the fullest extent of applicable law, including, without limitation:

                    (A) To determine the allowability, classification and priority of Claims and Interests upon objection, or to estimate, pursuant to
Section 502(c) of the Code, the amount of any Claim that is or is anticipated to be contingent or unliquidated as of the Effective Date;

                    (B) To construe and to take any action authorized by the Code and requested by the Reorganized Debtors or any other party in interest to enforce this Plan and the documents and agreements filed in connection with this Plan, issue such orders as may be necessary for the implementation, execution and consummation of this Plan, including, without limiting the generality of the foregoing, orders to expedite regulatory decisions for the implementation of this Plan and to ensure conformity with the terms and conditions of this Plan, such documents and agreements and other orders of the Bankruptcy Court, notwithstanding any otherwise applicable non-bankruptcy law;

                    (C) To determine any and all applications for allowance of compensation and expense reimbursement of professionals retained by the Debtors, the Reorganized Debtors or the Creditors' Committee, and for members of the Creditors' Committee, for periods on or before the Effective Date, and to determine any other request for payment of administrative expenses;

                    (D) To determine all matters that may be pending before the Bankruptcy Court on or before the Effective Date;

                    (E) To resolve any dispute regarding the implementation or interpretation of this Plan, or any related agreement or document that arises at any time before the Cases are closed, including determination, to the extent a dispute arises, of the entities entitled to a distribution within any particular Class of Claims and of the scope and nature of the

Reorganized Debtors' obligations to cure defaults under assumed contracts, leases, franchises and permits;

                    (F) To determine any and all matters relating to the rejection, assumption or assignment of executory contracts or unexpired leases entered into prior to the Petition Date, the nature and amount of any Cure required for the assumption of any executory contract or unexpired lease, and the allowance of any Claim resulting therefrom;

                    (G) To determine all applications, adversary proceedings, contested matters and other litigated matters that were brought or that could have been brought in the Bankruptcy Court on or before the Effective Date;

                    (H) To determine matters concerning local, state and federal taxes in accordance with Sections 346, 505 and 1146 of the Code, and to determine any tax claims that may arise against the Debtors or the Reorganized Debtors as a result of the transactions contemplated by this Plan; and

                    (I) To modify this Plan pursuant to Section 1127 of the Code or to remedy any apparent nonmaterial defect or omission in this Plan, or to reconcile any nonmaterial inconsistency in this Plan so as to carry out its intent and purposes.

               From the Confirmation Date through the Effective Date, the Bankruptcy Court shall retain jurisdiction with respect to each of the foregoing items and all other matters that were subject to its jurisdiction prior to the Confirmation Date.

               8.2. Terms Binding. Upon the entry of the Confirmation Order, all provisions of this Plan, including all agreements, instruments and other documents filed in connection with this Plan and executed by the Debtors or the Reorganized Debtors in connection with this Plan, shall be binding upon the Debtors, the Reorganized Debtors, all Claim and Interest holders and all other Persons that are affected in any manner by this Plan. All agreements, instruments and other documents filed in connection with this Plan shall have full force and effect, and shall bind all parties thereto as of the entry of the Confirmation Order, whether or not such exhibits actually shall be executed by parties other than the Debtors or the Reorganized Debtors, or shall be issued, delivered or recorded on the Effective Date or thereafter.

               8.3. Successors and Assigns. The rights, benefits and obligations of any Person named or referred to in this Plan shall be binding upon, and shall inure to the benefit of, the heir, executor, administrator, successor or assignee of such Person.

               8.4. Confirmation Order and Plan Control. Except as otherwise provided in this Plan, in the event of any inconsistency between this Plan and the Disclosure Statement, any exhibit to this Plan or any other instrument or document created or executed pursuant to this Plan, this Plan shall control. In the event of any inconsistency between the Plan and the Confirmation Order, the Confirmation Order shall control.

               8.5. Governing Law. Except to the extent that the Code or any other federal law is applicable or to the extent the law of a different jurisdiction is validly elected by the Debtors, the rights, duties and obligations arising under this Plan shall be governed in accordance with the substantive laws of the United States of America and, to the extent federal law is not applicable, the laws of the State of New York.

               8.6. Severability. If the Bankruptcy Court determines at the Confirmation Hearing that any material provision of this Plan is invalid or unenforceable, such provision, subject to Section 1127 of the Code, shall be severable from this Plan and shall be null and void, and, in such event, such determination shall in no way limit or affect the enforceability or operative effect of any or all other portions of this Plan.

               8.7. Incorporation by Reference. Each Exhibit or Schedule to this Plan is incorporated herein by reference.

               8.8. Modifications to this Plan. Upon the mutual consent of the Debtors, the Debt Coordinators and the Creditors' Committee, this Plan, and any Exhibit or Schedule to this Plan, may be amended or modified at any time prior to the Confirmation Date in accordance with the Code and Bankruptcy Rules.

               8.9. Revocation, Withdrawal or Non-Consummation. The Debtors reserve the right to revoke or withdraw this Plan at any time prior to the Effective Date. If the Debtors revoke or withdraw this Plan prior to the Effective Date, or if the Confirmation Date or the Effective Date does not occur, then this Plan, any settlement or compromise embodied in this Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), the assumption or rejection of executory contracts or leases effected by this Plan, and any document or agreement executed pursuant to this Plan, shall be null and void; provided, however, that all orders of the Bankruptcy Court and all documents executed pursuant thereto, except the Confirmation Order, shall remain in full force and effect. In such event, nothing contained herein, and no acts taken in preparation for consummation of this Plan, shall be deemed to constitute a waiver or release of any Claims by or against any of the Debtors or any other Person, to prejudice in any manner the rights of any of the Debtors or any Person in any further proceedings or to constitute an admission of any sort by any of the Debtors or any other Person.

               8.10. Notice. Any notice required or permitted to be provided under this Plan shall be in writing and served by (a) certified mail, return receipt requested, (b) hand delivery or (c) overnight delivery service, to be addressed as follows:

          If to the Debtors:

                    The Warnaco Group, Inc.
                    90 Park Avenue
                    New York, New York 10016
                    Attention:  Stanley P. Silverstein, Esq.

          With a copy to:

                    Sidley Austin Brown & Wood LLP
                    787 Seventh Avenue
                    New York, New York 10019
                    Attention: J. Ronald Trost, Esq.
                               Kelley A. Cornish, Esq.
                               Shalom L. Kohn, Esq.
                               Elizabeth R. McColm, Esq.

          If to the Creditors' Committee:

                    Otterbourg, Steindler, Houston & Rosen, P.C.
                    230 Park Avenue
                    New York, New York 10169-0075
                    Attention: Scott L. Hazan, Esq.
                               Enid N. Stuart, Esq.

          If to the DIP Lenders:

                    Weil, Gotshal & Manges LLP
                    767 Fifth Avenue
                    New York, New York 10153
                    Attention: Marcia L. Goldstein, Esq.
                               Brian Rosen, Esq.

          If to the Debt Coordinators for the Pre-Petition Secured Lenders:

                    Shearman & Sterling
                    599 Lexington Avenue
                    New York, New York 10022
                    Attention: James L. Garrity, Jr., Esq.
                               Marc B. Hankin, Esq.

Dated:  November 8, 2002

                                           Respectfully submitted,

                                           THE WARNACO GROUP, INC.
                                           184 BENTON STREET INC.
                                           A.B.S. CLOTHING COLLECTION, INC.
                                           ABBEVILLE MANUFACTURING COMPANY
                                           AEI MANAGEMENT CORPORATION
                                           AUTHENTIC FITNESS CORPORATION
                                           AUTHENTIC FITNESS ON-LINE, INC.
                                           AUTHENTIC FITNESS PRODUCTS INC.
                                           AUTHENTIC FITNESS RETAIL INC.
                                           BLANCHE, INC.
                                           CCC ACQUISITION CORP.
                                           CCC ACQUISITION REALTY CORP.
                                           C.F. HATHAWAY COMPANY
                                           CALVIN KLEIN JEANSWEAR COMPANY
                                           CKJ HOLDINGS, INC.
                                           CKJ SOURCING, INC.
                                           DESIGNER HOLDINGS LTD.
                                           GREGORY STREET, INC.
                                           JEANSWEAR HOLDINGS, INC.
                                           KAI JAY MANUFACTURING COMPANY
                                           MYRTLE AVENUE, INC.
                                           OUTLET HOLDINGS, INC.
                                           OUTLET STORES, INC.
                                           PENHALIGON'S BY REQUEST, INC.
                                           RIO SPORTSWEAR, INC.
                                           UBERTECH PRODUCTS, INC.
                                           VENTURES LTD.
                                           WARMANA LIMITED
                                           WARNACO INC.
                                           WARNACO INTERNATIONAL, INC.
                                           WARNACO INTERNATIONAL, LLC
                                           WARNACO MEN'S SPORTSWEAR INC.
                                           WARNACO OF CANADA COMPANY
                                           WARNACO PUERTO RICO, INC.
                                           WARNACO SOURCING INC.
                                           WARNACO U.S. INC.
                                           WARNACO VENTURES LTD.
                                           WARNER'S DE COSTA RICA INC.

                                           Debtors and Debtors-in-Possession


                                           By: /s/ Antonio C. Alvarez II
                                               ---------------------------------
                                                   Antonio C. Alvarez II
                                                   President and Chief Executive
                                                   Officer of The Warnaco Group,
                                                   Inc. and Authorized Signatory

                               PLAN SCHEDULE 1.31

                                 LIST OF DEBTORS

-------------------------------------------------------------------------------------
             Debtor                Jurisdiction of Incorporation       Case Number
-------------------------------------------------------------------------------------
184 Benton Street Inc.                        Delaware             No. 01-41644 (RLB)
-------------------------------------------------------------------------------------
A.B.S. Clothing Collection, Inc.             California            No. 01-41645 (RLB)
-------------------------------------------------------------------------------------
Abbeville Manufacturing Company               Delaware             No. 01-41646 (RLB)
-------------------------------------------------------------------------------------
AEI Management Corporation                   California            No. 01-41647 (RLB)
-------------------------------------------------------------------------------------
Authentic Fitness Corporation                 Delaware             No. 01-41648 (RLB)
-------------------------------------------------------------------------------------
Authentic Fitness On-Line, Inc.                Nevada              No. 01-41649 (RLB)
-------------------------------------------------------------------------------------
Authentic Fitness Products Inc.               Delaware             No. 01-41650 (RLB)
-------------------------------------------------------------------------------------
Authentic Fitness Retail Inc.                 Delaware             No. 01-41651 (RLB)
-------------------------------------------------------------------------------------
Blanche, Inc.                                 Delaware             No. 01-41652 (RLB)
-------------------------------------------------------------------------------------
CCC Acquisition Corp.                         Delaware             No. 01-41653 (RLB)
-------------------------------------------------------------------------------------
CCC Acquisition Realty Corp.                  Delaware             No. 01-41654 (RLB)
-------------------------------------------------------------------------------------
C.F. Hathaway Company                         Delaware             No. 01-41655 (RLB)
-------------------------------------------------------------------------------------
Calvin Klein Jeanswear Company                Delaware             No. 01-41656 (RLB)
-------------------------------------------------------------------------------------
CKJ Holdings, Inc.                            Delaware             No. 01-41657 (RLB)
-------------------------------------------------------------------------------------
CKJ Sourcing, Inc.                            Delaware             No. 01-41658 (RLB)
-------------------------------------------------------------------------------------
Designer Holdings Ltd.                        Delaware             No. 01-41659 (RLB)
-------------------------------------------------------------------------------------
Gregory Street, Inc.                          Delaware             No. 01-41660 (RLB)
-------------------------------------------------------------------------------------
Jeanswear Holdings, Inc.                      Delaware             No. 01-41661 (RLB)
-------------------------------------------------------------------------------------
Kai Jay Manufacturing Company                 Delaware             No. 01-41662 (RLB)
-------------------------------------------------------------------------------------
Myrtle Avenue, Inc.                           Delaware             No. 01-41663 (RLB)
-------------------------------------------------------------------------------------
Outlet Holdings, Inc.                         Delaware             No. 01-41664 (RLB)
-------------------------------------------------------------------------------------
Outlet Stores, Inc.                           Delaware             No. 01-41665 (RLB)
-------------------------------------------------------------------------------------
Penhaligon's by Request, Inc.                 Delaware             No. 01-41666 (RLB)
-------------------------------------------------------------------------------------
Rio Sportswear, Inc.                          Delaware             No. 01-41667 (RLB)
-------------------------------------------------------------------------------------
Ubertech Products, Inc.                       Delaware             No. 01-41668 (RLB)
-------------------------------------------------------------------------------------
Ventures Ltd.                                 Delaware             No. 01-41669 (RLB)
-------------------------------------------------------------------------------------
Warmana Limited                               Delaware             No. 01-41670 (RLB)
-------------------------------------------------------------------------------------
The Warnaco Group, Inc.                       Delaware             No. 01-41643 (RLB)
-------------------------------------------------------------------------------------
Warnaco Inc.                                  Delaware             No. 01-41671 (RLB)
-------------------------------------------------------------------------------------
Warnaco International, Inc.                   Delaware             No. 01-41672 (RLB)
-------------------------------------------------------------------------------------
Warnaco International LLC                     Delaware             No. 01-41673 (RLB)
-------------------------------------------------------------------------------------
Warnaco Men's Sportswear Inc.                 Delaware             No. 01-41674 (RLB)
-------------------------------------------------------------------------------------
Warnaco of Canada Company                      Canada              No. 01-41675 (RLB)
-------------------------------------------------------------------------------------
Warnaco Puerto Rico, Inc.                     Delaware             No. 01-41676 (RLB)
-------------------------------------------------------------------------------------
Warnaco Sourcing Inc.                         Delaware             No. 01-41677 (RLB)
-------------------------------------------------------------------------------------
Warnaco U.S. Inc.                             Delaware             No. 01-41678 (RLB)
-------------------------------------------------------------------------------------
Warnaco Ventures Ltd.                         Delaware             No. 01-41679 (RLB)
-------------------------------------------------------------------------------------
Warner's De Costa Rica Inc.                   Delaware             No. 01-41680 (RLB)
-------------------------------------------------------------------------------------

                                PLAN SCHEDULE 1.6

                             ALVAREZ INCENTIVE BONUS

Cash                                           $1.95 million(1)

New Warnaco Second Lien Notes                  $0.94 million(2)

New Warnaco Common Shares                      $2.81 million(3)
                                               -------------
   (0.592% of outstanding shares, subject to dilution on account of Management Stock
   Incentive Program)

Total Alvarez Incentive Bonus                  $5.70 million
                                               =============
   (Aggregate Estimated Value of Cash,
   New Warnaco Second Lien Notes
   and New Warnaco Common Shares)

----------
(1) As provided in the Alvarez Agreement, reflects the minimum cash bonus payment of $2.25 million reduced by $301,000 previously received by Mr. Alvarez.

(2)  Calculated based upon the formula provided in the Alvarez Agreement.

(3) Based upon the formula provided in the Alvarez Agreement and an estimated $485.6 equity value of Reorganized Warnaco (see Disclosure Statement,
     Section VI.C.2.(b)), Mr. Alvarez is entitled to receive 0.453% of the New Warnaco Common Shares under the Alvarez Agreement. In recognition of Mr. Alvarez's substantial contribution to the Debtors' successful reorganization in these Cases, Mr. Alvarez will receive an additional 0.139% of the New Warnaco Common Shares (see Disclosure Statement, Section II.B.4.(h)(iv)).

                               PLAN SCHEDULE 1.67

                  PRINCIPAL TERMS AND CONDITIONS OF NEW WARNACO
                                SECOND LIEN NOTES

Principal:       $200.94 million

Maturity:        5 Years

Amortization:    $40.188 million per year, so long as certain
                 specified parameters are satisfied (including no Event of Default under the Exit Financing Facility, availability of $75 million post-amortization under the Exit Financing Facility, and maintenance of fixed charge coverage ratio of 1.25x).

Security:        Second Lien to Exit Financing Facility

Interest Rate:   Greater of (i) 9.5% per annum and (ii) LIBOR
                 plus 500 basis points, subject in each case to an increase of 50 basis points per annum at the end of the six month period following the Effective Date and an increase of an additional 0.5% per annum at the end of each six month period thereafter, until the Notes are paid in full. Cash interest cap of 12% per annum; interest in excess of 12% is to be capitalized, as is interest not paid because of any existing Default under the Exit Financing Facility.

Mandatory
Repayment:       Notes to be repaid with net cash proceeds of (i)
                 certain subordinated debt or equity securities issued after the Effective Date and (ii) asset sales and other debt incurred, subject to standard exceptions to be determined (including payments under the Exit Financing Facility).

The New Warnaco Second Lien Notes will contain customary affirmative and negative covenants and events of default, but no financial covenants. Final terms in the definitive documentation are expected to be customary for facilities of this type.

                               PLAN SCHEDULE 1.68

                          ORIGINAL DOMESTIC FACILITIES

1. U.S. $600 million U.S. Amended and Restated Revolving Credit Facility, dated 11/17/99

2.   U.S. $450 million 5-Year Revolving Credit Facility, dated 11/17/99

3.   U.S. $600 million Bridge Facility, dated 11/17/99

4.   U.S. $21.5 million KBC Term Facility, dated 7/31/98

5. U.S. $15 million Dai-ichi Kangyo Bank, Ltd. Credit Facility, entered into on 10/6/00

6.   Bank of Nova Scotia Equity forward purchase agreement, dated 12/10/99

7.   SunTrust Bank Equity forward purchase agreement, dated 2/10/00

8.   FRF 370,000,000 Societe Generale Term Loan, dated 7/9/96

                               PLAN SCHEDULE 1.69

                           ORIGINAL FOREIGN FACILITIES

----------------------------------------------------------------------------------------------------------------
                                                                                             Principal Balance +
                                  Facility                                                        Currency
----------------------------------------------------------------------------------------------------------------
CN $30,000,000 Revolving Facility, dated 9/24/96
----------------------------------------------------------------------------------------------------------------
'L'9,000,000 U.K. Facility Agreement, dated 5/15/95
----------------------------------------------------------------------------------------------------------------
FRF 480,000,000 French Franc Revolving Line of Credit, dated 10/31/96 and amended 4/17/98
----------------------------------------------------------------------------------------------------------------
2,500,000,000 Italian Lire Unicredito Credit Line Facility, dated 7/9/98
----------------------------------------------------------------------------------------------------------------
35,000,000 Belgian Francs Overdraft Facility, dated 12/2/98
----------------------------------------------------------------------------------------------------------------
U.S. $6,000,000 Bank of Nova Scotia Hong Kong Overdraft Facility, dated 8/24/99
----------------------------------------------------------------------------------------------------------------
U.S. $10,000,000 Bank of East Asia Letter of Credit Facility, dated 9/13/96
----------------------------------------------------------------------------------------------------------------
U.S. $75,000,000 Bank of America Letter of Credit Facility, dated 1/10/00
----------------------------------------------------------------------------------------------------------------
Societe Generale Overdraft Facilities:
   20,000,000 Austrian Shillings dated 7/26/99
   4,000,000 Deutsche Marks dated 3/21/00
   $6,000,000 Multi-Purpose dated 10/29/97
   7,500,000 French Francs dated 7/31/98
----------------------------------------------------------------------------------------------------------------
U.S. $500,000,000 6th Amended and Restated Credit Agreement, dated 11/17/99
----------------------------------------------------------------------------------------------------------------
$91,700,000 uncommitted Citibank Letter of Credit, dated 8/4/99
----------------------------------------------------------------------------------------------------------------
U.S. $27,000,000 Standard Chartered Bank Letter of Credit Facility Letter, dated 12/29/99
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     PLAN SCHEDULE 3.1
-----------------------------------------------------------------------------------------------------------------------------
                              LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     CONTRACT
                                                                   CONTRACT       DATE/CONTRACT
     CONTRACT PARTY               NOTICE ADDRESS                 DESCRIPTION      EXTENSION DATE   REJECTION EFFECTIVE DATE
-----------------------------------------------------------------------------------------------------------------------------
                               B-12 Nizamuddin West             Buying Agency                     Earlier of Effective Date
 Impulse (India) Private      New Delhi 110013, India          Agreement - Non                    of Plan and expiration date
         Limited              Contact: Ashwani Gupta              exclusive           03/28/00    of contract or lease
-----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 701250
          ASNA              San Antonio, TX 78270-1250     Utility Tool (software)    01/31/03    Reject as of 1/31/03
-----------------------------------------------------------------------------------------------------------------------------
                            25 Communications Highway,
                                    Drawer 6000                                                   Earlier of Effective Date
                                 Hyannis, MA 02601             Software 2000 /                    of Plan and expiration date
        Infinium            Contact: Kristen Hambleton         Financial Sys.                     of contract or lease
-----------------------------------------------------------------------------------------------------------------------------
                             909 Third Ave. 12th Floor                                            Earlier of Effective Date
                                New York, NY 10022                                                of Plan and expiration date
    Cable & Wireless            Contact: Robert Law              Internet T1         11/3/1999    of contract or lease
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Earlier of Effective Date
                                 2225 American Dr                                                 of Plan and expiration date
   Pitney Bowes (PBCC)        Neenah, WI 54656-1005             1 DL4S COPIER          11/1/99    of contract or lease
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Earlier of Effective Date
                                  P.O. Box 642555                                                 of Plan and expiration date
      G.E. Capital           Pittsburgh, PA 15264-2555     KONICA 7265 DIG COPIER       7/1/00    of contract or lease
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Earlier of Effective Date
                                   99 Park Ave.                                                   of Plan and expiration date
Vista Business Equipment        New York, NY 10016            Two Iris printers                   of contract or lease
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Earlier of Effective Date
                                  P.O. Box 41647                                                  of Plan and expiration date
 Citicorp Vendor Finance      Philadelphia, PA 19101          2 FAX MACHINES NY         May 99    of contract or lease
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     PLAN SCHEDULE 3.1
------------------------------------------------------------------------------------------------------------------------------
                              LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED
------------------------------------------------------------------------------------------------------------------------------
                                                                                       CONTRACT
                                                                    CONTRACT       DATE/CONTRACT
     CONTRACT PARTY               NOTICE ADDRESS                   DESCRIPTION      EXTENSION DATE   REJECTION EFFECTIVE DATE
------------------------------------------------------------------------------------------------------------------------------
                                 Helmsley-Spear, Inc.
                                   60 E. 42nd Street
                                  New York, NY 10165
                                 230 Park Ave. Ste 559
                                  New York, NY 10169
                                Copy to: Helmsley-Noyes    Real property lease at
                                      PO Box 5852              1385 Broadway,
  1385 Broadway Company         New York, NY 10087-5852         New York, NY             2/28/95              5/31/03
------------------------------------------------------------------------------------------------------------------------------
                                Abramson Brothers Inc.
                                    501 Fifth Ave.         Real property lease at
                                  New York, NY 10017           149 Madison Ave
    149 Madison, LLC           Contact: Alan B. Abramson          5th Floor             April-96              5/31/03
------------------------------------------------------------------------------------------------------------------------------
                              C/O Lend Lease Real Estate
                                   Investments, Inc.
                                   787 Seventh Ave.
                                  New York, NY 10019
                              Copy to: Corporate Campus/
                            Joint Venture (Crown Milford,
                                    LLC) PO Box 9440
                               Uniondale, New York 11555
                            Copy to: Rogin Nassau, Caplan,
                                 Lassman & Hirtle, LLC
                                City Place I-22nd FLoor
                                  Hartford, CT 06103       Real property lease at
   Corporate Campus I           Attention: Barry S.         Milford Crowne Plaza/
      Joint Venture               Feigenbaum, Esq.           Wheelers Farms Road        12/24/98              5/31/03
------------------------------------------------------------------------------------------------------------------------------
                                C/O MRC Management LLC
                                   330 Madison Ave.
                                  New York, NY 10017
                                 Att: Mr. David L Sims
                                Copy to: Proskaur Rose
                                     1585 Broadway
                                  New York, NY 10036
                             Att: Lawrence J. Lipson, Esq.
                                 Vornado Realty Trust
                                (MRC Management, LLC)
                                     PO Box 11191
                                 Church Street Station
                                  New York, NY 10286
                            Copy to: Ninety Park Property,
                                LLC c/o Vornado Office
                                    Management LLC
                                    888 Seventh Ave.
                                  New York, NY 10019
                             Attn: Mr. David R. Greenbaum
                             Copy to: Vornado Realty Trust
                                   210 Route 4 East        Real property lease at      10/24/63
                               Paramus, New Jersey 07652     90 Park Ave. (12th,      as amended
Ninety Park Property LLC     Attention: Mr. Joseph Macnow   13th and 26th Floor)        5/27/99               5/31/03
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                 PLAN SCHEDULE 3.1
------------------------------------------------------------------------------------------------------------------------------
                              LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED
------------------------------------------------------------------------------------------------------------------------------
                                                                                      CONTRACT
                                                                  CONTRACT         DATE/CONTRACT
     CONTRACT PARTY               NOTICE ADDRESS                DESCRIPTION        EXTENSION DATE   REJECTION EFFECTIVE DATE
------------------------------------------------------------------------------------------------------------------------------
                               200 Park Ave. 6th Floor      Telecommunications                     Earlier of Effective Date
                                 New York, NY 10016       Voice and Data/Service                   of Plan and expiration date
           MCI                 Contact: Deborah Drake            Contract            October-98    of contract or lease
------------------------------------------------------------------------------------------------------------------------------
                                 71 Hammer Mill Rd.                                                Earlier of Effective Date
                                Rocky Hill, CT 06067      Iron Mountain Off Site                   of Plan and expiration date
      Iron Mountain             Contact: Matt Cronin           Data Storage                1999    of contract or lease
------------------------------------------------------------------------------------------------------------------------------
                            500 W. Madison St. Suite 2050                                          Earlier of Effective Date
                                  Chicago IL 60661                                                 of Plan and expiration date
        Veri-Sign               Contact: Eric Johnson         AS/400 Software           9/29/01    of contract or lease
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                     15 W. 39th Street
                                     New York, NY 10015           Buying Agency Agreement - Non
        Inseco Inc.              Attention: Mike Behmoaras                  exclusive                02/07/97         0.00
------------------------------------------------------------------------------------------------------------------------------
                               2399 Mandeville Canyon Road,
     Allen B. Schwartz             Los Angeles, CA 90049                    Name agreement           09/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                        Nancy Ganz,
                               300 Central Park West Apt. 2L
                                     New York, NY 10024
                               Paul Weiss Rifkind Wharton &
                                        Garrison
                                1285 Avenue of the Americas,
                                   New York, NY 10019
        Nancy Ganz               Att: Robert M. Hirsh, Esq.                 Name Agreement           07/17/96         0.00
------------------------------------------------------------------------------------------------------------------------------
                               c/o Evan Morgenstein Premier
                                         Management
                                    200 Merry Hill Drive
       Amanda Beard                  Raleigh, NC 27606                Athlete/Coach Agreement        06/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  4948 Caldwell Mill Road
  Ambrose (Rowdy) Gaines            Birmingham, AL 35243              Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                c/o Gold Medal Management
       Amy Van Dyken        1750-14th Street Boulder, CO 80302        Athlete/Coach Agreement        03/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                       P.O. Box 284
     Barbara Lindquist                Wilson, WY 83014                Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   505 Attleboro Avenue
        Bob Steele               Bakersfield, CA 93314-4909           Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                               c/o Evan Morgenstein Premier
                                         Management
                                    200 Merry Hill Drive
      Brooke Bennett                 Raleigh, NC 27606                Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                               c/o Evan Morgenstein Premier
                                          Management
                                    200 Merry Hill Drive
      Chris Thompson                 Raleigh, NC 27606                Athlete/Coach Agreement        06/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                       1914 David St.
       Colleen Lanne                  Austin, TX 78705                Athlete/Coach Agreement        03/27/01         0.00
------------------------------------------------------------------------------------------------------------------------------
  College Swimming Coaches            P.O. Box 63285
   Association of America       Colorado Springs, CO 801962           Athlete/Coach Agreement        07/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                               155 International Drive #609
      Courtney Shealy                 Athens, GA 30605                Athlete/Coach Agreement        09/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                        c/o SFX 220
                                  West 42nd St. 12th Floor
     Cristina Teuscher        New York, NY 10036 (SFX, N1272)         Athlete/Coach Agreement        04/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    1586 Electric Ave.
     Cynthia Gallagher                Venice, CA 90291                Athlete/Coach Agreement        07/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  245 E. 72nd St. Apt. 9G
 Dara Torres (Wilhelmina)         New York, NY 10021-4588             Athlete/Coach Agreement        08/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    8604 Constance Way
      Dave Parrington               Knoxville, TN 37923               Athlete/Coach Agreement        04/17/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   21762 Quiet Oak Drive
         Dave Salo                 Lake Forest, CA 92630              Athlete/Coach Agreement        01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1774 Girard Ave.
        Dennis Dale               S. Minneapolis, MN 55403            Athlete/Coach Agreement         Jan 01          0.00
------------------------------------------------------------------------------------------------------------------------------
                                     201 Sesqui Trail
        Donald Gibb                  Columbia, SC 29223               Athlete/Coach Agreement        01/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     8222 Forest Hills
        Ed Sinnott                    Dallas, TX 75218                Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    3640 Churchwell Ct.
        Ed Spencer                    Tucker, GA 30084                Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   5924 Gorham Glen Lane
        Eddie Reese                   Austin, TX 78739                Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                       P.O. Box 4130
       Greg Louganis                  Malibu, CA 90265                Athlete/Coach Agreement        01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                    4962 Starling Way
        Hongping Li                 La Palma, CA 90623               Athlete/Coach Agreement         01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   500 Crooked Oak Ct.
       Hunter Kemper                Longwood, FL 32779               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   1335 Mountain Ave.
         Ira Klein               Santa Barbara, CA 93101             Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    125 Tipperary Rd.
       Jack Bauerle                  Athens, GA 30606                Athlete/Coach Agreement         1/1/2001         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   417 Idlewyld Drive
        Jack Nelson              Ft. Lauderdale, FL 33301            Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    5377 Traci Drive
        Jason Lezak              Santa Barbara, CA 93111             Athlete/Coach Agreement         10/15/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    6116 Jordan Drive
       Jay Schryver                 Loveland, CO 80537               Athlete/Coach Agreement         05/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   3522 Glencairn Rd.
       Jerry Holtrey             Shaker Heights, OH 44122            Athlete/Coach Agreement         01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  5507 Mr. Bonnell Rd.
       Jill Sterkel                  Austin, TX 78731                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                       c/o Epstein
                                    8631 Constence Way
       Joanna Zeiger               Knoxville, TN 37923               Athlete/Coach Agreement         01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    806 Defense Drive
       John Carroll                 Marlton, NJ 08053                Athlete/Coach Agreement         09/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    105 Rockland Ave.
       John Collins                Larchmont, NY 10538               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  190 S. County Road #5
        John Mattos               Ft. Collins, CO 80524              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                      2713 Wortham
        John Morse                 Nashville, TN 37215               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 7515 Little River Road
       John Trembley               Knoxville, TN 37920               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   4408 Airport Blvd.
        Josh Davis                   Austin TX 78722                 Athlete/Coach Agreement         01/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  801 Astoria Park Dr.
       Kerry Classen              Bakersfield, CA 93311              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    4743 S. Cedar Rd.
       Kerstin Weule               Evergreen, CO 80439               Athlete/Coach Agreement         03/27/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 6000 N. Maple Grove Rd.
       Kris Kirchner              Bloomington, IN 47404              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    1726 Colony Drive
       Kristy Kowal                Wyomissing, PA 19610              Athlete/Coach Agreement         04/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  7315 San Carlos Road
        Larry Shofe               Jacksonville, FL 32217             Athlete/Coach Agreement         07/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                             LK Sports Inc.
                             attn: Peter Carlisle
                             Octagon
                             50 Courtland Pier
                             Portland, ME 04101
                             OR LK Sports Inc. Octagon Box
     Lenny Krayzelburg       17574 Portland, ME 04112                      Athlete/Coach Agreement   07/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                               c/o Evan Morgenstein Premier
                             Management 200 Merry Hill Drive
       Lindsay Benko                Raleigh, NC 27606                Athlete/Coach Agreement         07/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                            c/o Premier Management Merry Hill
         Mark Ruiz               Drive Raleigh, NC 27606             Athlete/Coach Agreement         07/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                   A-104 Surfside Ave.
       Mark Schubert                Surfside, CA 90743               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                4900 Calhoun Canyon Loop
       Matt Scoggins                 Austin, TX 78735                Athlete/Coach Agreement         10/15/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                11602-135th Street, Court
        Megan Quann                E Puyallup, WA 98374              Athlete/Coach Agreement         10/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1704 Todd Trail
        Melvin Nash             College Station, TX 77845            Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1 Olympic Plaza
      Michael Smedley           Colorado Springs, CO 80909           Athlete/Coach Agreement          Mar 01          0.00
------------------------------------------------------------------------------------------------------------------------------
                                 3431 E. Cherokee Street
       Mike Chasson                 Phoenix, AZ 85044                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     10755 Voyaitzes
       Mike Hastings                 Auburn, CA 95603                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  1801 Lakeshore Drive
        Mike Walker                  Austin, TX 78746                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1869 Alma Road
        Misty Hyman                Palo Alto, CA 94301               Athlete/Coach Agreement         06/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   11123 Powers Avenue
      Muray Stephens              Cockeyville, MD 21030              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                           c/o IMG 1360 East 9th St., Ste 100
        Neil Walker                Cleveland, OH 44114               Athlete/Coach Agreement         08/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                      4 Irvine
       Nort Thornton                 Moraga, CA 64556                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  10104 Whitehorn Drive
       Patrick Hogan               Charlotte, NC 28277               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 14910 SW Carlsbad Drive
        Paul Bergen                Beaverton, OR 97007               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   216 Ridgeway Drive
        Paul Blair                Little Rock, AR 72205              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 22253 N. DeAnza Circle
      Pete Raykovich               Cupertino, CA 95014               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  14320 Diplomat Drive
        Peter Banks                  Tampa, FL 33613                 Athlete/Coach Agreement         01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     8008 West Gate
       Peter Malone                  Lenexa, KS 66215                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    3252 E. Highland
     Pierre LaFontaine              Phoenix, AZ 85018                Athlete/Coach Agreement         01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 c/o Premier Management
                                     Merry Hill Drive
         Rada Owen                  Raleigh, NC 27606                Athlete/Coach Agreement         09/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   730 Springvale Rd.
       Richard Curl               Great falls, VA 22066              Athlete/Coach Agreement         07/31/95         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    725 Hobart Street
       Richard Quick               Menlo Park, CA 94025              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   3208 Sunset Avenue
     Richard Shoulberg             Norristown, PA 19401              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                      2618 5th St.
        Rick Benner               SW Puyallup, WA 98373              Athlete/Coach Agreement         01/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   48 Pearce Mitchell
       Rick Schavone                Stanford, CA 94305               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   941 N. Calvert St.
       Robert Bowman               Baltimore, MD 21202               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                      197 Pineview
       Scott Tucker                  Irvine, CA 92620                Athlete/Coach Agreement         05/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                              c/o SFX 220 West 42nd Street,
                                      12th Floor
        Janet Evans           New York, NY 10036 SFX(N1598)          Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                      30542 Puritan
      Sheila Taormina               Livonia, MI 48154                Athlete/Coach Agreement         01/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1316 Ann Court
        Skip Runkle                West Linn, OR 97068               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 c/o Thomas Wojslowoucs
                                      93 Kennedy Blvd.
 Speedo/NISCA Sponsorship             Bayonne, NJ 07002              Athlete/Coach Agreement         09/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     5233 Vanderbilt
       Steve Collins                 Dallas, TX 75206                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                  44 Maplewood Drive
     Susan Teeter                 Cranbury, NJ 08512                 Athlete/Coach Agreement         01/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  501 Seabreeze Blvd.
      Tim O'Brien              Ft. Lauderdale, FL 33316              Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                             c/o Evan Morgenstein Premier
                            Management 200 Merry Hill Drive
      Tom Malchow                   Raleigh, NC 27606                Athlete/Coach Agreement         07/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     2 Alpha Ct.
      Tom Wilkens               Middletown, NJ 07748                 Athlete/Coach Agreement         07/15/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                            Universtiy Athletic Assoc. Inc.
                                       PO 14485
 University of Florida         Gainesville, FL 32604-2485            Athlete/Coach Agreement         07/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 Athletic Department
                                 1000 S. State Street
University of Michigan           Ann Arbor, MI 48109                 Athlete/Coach Agreement         07/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     Jean Freeman
                                 3508 Spain Place NE
University of Minnesota          Minneapolis, MN 55418               Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                           Athletic Department University
University of Virginia     Hall Charlottesville, VA 22903            Athlete/Coach Agreement         07/15/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   1 Olympic Plaza
     USA Swimming             Colorado Springs, CO 80909             Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                   2600 Darling Road
    Vince Panzano                 Blacklick, OH 43004                Athlete/Coach Agreement         01/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    111 Wall Street
                                   New York, NY 10043
      Citibank                   Attention: David Humza              Retirement Plan Trustee         06/29/89         0.00
------------------------------------------------------------------------------------------------------------------------------
                             1400 Merrill Lynch Drive, MSC
                                      04BSPRO,
                               Pennington, NJ 08534-4125            Savings Plan Trustee and
     Merrill Lynch            Attention: Connie Carpenter                  Recordkeeper              05/01/95         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  1751 Lake Cook Road
 Deloite & Touche Tax             Deerfield, IL 60015              CORPTax Return Preparation        1/01/01-
   Technologies LLC             Attention: Chris Popson                  Software License            12/31/03         0.00
------------------------------------------------------------------------------------------------------------------------------
                              3911 S. Walton Walker Blvd.
                                   Dallas, TX 75236                    Vendor agreement for
         AAFES                  Attn: Ramona Brookshire            markdowns, advertising, etc.      03/08/02         0.00
------------------------------------------------------------------------------------------------------------------------------
                                      PO Box 46527                     Vendor agreement for
        Gart's                      Denver, CO 80201               markdowns, advertising, etc.      03/14/02         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    702 SW 8th St.                     Vendor agreement for
      Sam's Club                 Bentonville, AK 72716             markdowns, advertising, etc.      11/01/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  920 Foothill Blvd.                   Vendor agreement for
     Sport Chalet                La Canada, CA 91011               markdowns, advertising, etc.      03/14/02         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     PO Box 508003                     Vendor agreement for
   Sports Authority            Lauderdale, FL 33340-7002           markdowns, advertising, etc.      05/28/02         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     702 SW 8th St.                    Vendor agreement for
       Wal-Mart                  Bentonville, AK 72716             markdowns, advertising, etc.                       0.00
------------------------------------------------------------------------------------------------------------------------------
                                   650 Liberty Ave.
                                   Union, NJ 07083
                            Copy to: City of Philadelphis
                            c/o Liberty Place RetailAssoc.
                                   1625 Chestnut St.
  Bed, Bath & Beyond        Philadelphia, Pennsylvania 19103               EDI Agreement             11/10/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1600 Cantrell Rd.
                                 Little Rock, AR 72201
       Dillards                     Attn: Dean Worley                      EDI Agreement             07/31/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  3201 W. Royal Lane
     Footstar Corp                 Irving, TX 75063                        EDI Agreement                              0.00
------------------------------------------------------------------------------------------------------------------------------
                                    2929 Walker Ave.
        Meijer                 NW Grand Rapids, MI 49504                   EDI Agreement             02/21/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  Gart's Sports Co.
                                    PO Box 46527
Oshman's Sporting goods            Denver, CO 80201                        EDI Agreement             01/07/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                           Karen Kong Polo/Ralph Lauren Corp
                                    9 Polito Ave.
  Polo Ralph Lauren             Lyndhurst, NY 07071                        EDI Agreement             07/10/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                              AP Dept. Serv Cptes. Foum.
                                PO Box 4220, Station A
       Zellers                    Toronto, ON Canada                       EDI Agreement             06/09/00         0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                 CONTRACT DESCRIPTION        EXTENSION DATE     CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
 David Saxl & Spencer              205 W. 39th Street
      Weinberg                     New York, NY 10018                       Indp Rep                 12/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                              250 Spring St. Ste.135 118A
Lawler Grp & Pam Lawler            Atlanta, GA 30303                        Indp Rep                 12/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     J. Price Inc.
                                 1320 Fairway Drive
Price Inc & James Price         Chesapeake, VA 23320                        Indp Rep                 11/01/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                             4764 La Villa Marina, Suite A
    Stacey Gossman            Marina Del Rey, CA 90292                      Indp Rep                 03/01/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                    Unemployment Compensation
                                10101 Woodfield Lane               Service Agreement (formerly    12/30/94 and
    TALXUC Express               St. Luis, MO 63132                    The Frick Company)         amended 1/02        0.00
------------------------------------------------------------------------------------------------------------------------------
                           UNITE Mid-Atlantic Regional Joint
                                          Board
                              903 Russell Ave. Suite 400,             Collective Bargaining
   UNITE Local 1701             Gaithersburg, PA 20879                     Agreement                 03/02/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  1220 Rankin Street
        VPSI                        Troy, MI 48083                  Rideshare transportation         07/01/97         0.00
------------------------------------------------------------------------------------------------------------------------------
                                     25 Phesant Run                   Independent Sales
    Elaine Villano                 Kinnelon, NJ 07405                   Representative                                0.00
------------------------------------------------------------------------------------------------------------------------------
                               1 Bay Club Dr. Ste. 19-A               Independent Sales
      Pam Lawler                   Bayside, NY 11360                    Representative               12/01/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  9770 Trans Canada
     AFC - Canada             Saint Larent, Que, H4S 1V9                 Royalty-Speedo                               0.00
------------------------------------------------------------------------------------------------------------------------------
                                194 Rue de Rivoli 75001
   Agnes B. Trouble                 Paris France                    Agreement on ALLEN B mark        02/20/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                       License agreement in
                                                                    perpetuity to manufacture
                                                                  and distribute swimwear and
                                  1709 Ambassador Ave.                activewear under the        10/26/93 as
     Anne Cole                 Beverly Hills, CA 90210                ANNE COLE trademark           amended           0.00
------------------------------------------------------------------------------------------------------------------------------
                                 79-81 Coppin Street                                              08/01/98 as
                           Richmond Victoris 3121 Australia         Export Customer Exclusive     amended and
  Body Art Australia         Attention: Mr. Clyde Davenport           Distribution Agreement        extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas
                               New York, NY 10019-6064
   Calvin Klein Inc.       Attention: Robert M. Hirsh, Esq.             Royalty CK Jeans             03/31/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas
                               New York, NY 10019-6064
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.        Royalty CK Jeans - Kids                           0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                 CONTRACT DESCRIPTION        EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas
                               New York, NY 10019-6064               National Advertising
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.               CK Jeans                                   0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas          Men's Accessories License
                               New York, NY 10019-6064            for CALVIN KLEIN products        03/14/94 as
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.         on men's accessories           extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,            Exclusive License to
                                   205 W. 39th Street            manufacture, distribute and
                                   New York, NY 10018            sell Men's and Women's jeans
                            Attention: Deirdre Miles-Graeter      and jeans related items for
                             Copy to: Paul, Weiss, Rifkind,      CALVIN KLEIN/CK CALVIN KLEIN
                                   Wharton & Garrison             and variations and CALVIN
                             1285 Avenue of the Americas         KLEIN JEANS, CK/CALVIN KLEIN      08/04/98 as
                               New York, NY 10019-6064            JEANS AND CK/CALVIN KLEIN        amended and
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.               KHAKIS                    extended         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas         Exclusive License for CALVIN      08/04/98 as
                               New York, NY 10019-6064            KLEIN marks for jeans and        amended and
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.         jeans related items             extended         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas
                               New York, NY 10019-6064
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.         Settlement Agreement            01/22/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Mr. Barry K. Schwartz
                             copy to: Calvin Klein, Inc.,
                                   205 W. 39th Street
                                   New York, NY 10018
                            Attention: Deirdre Miles-Graeter
                             Copy to: Paul, Weiss, Rifkind,
                                   Wharton & Garrison
                             1285 Avenue of the Americas         Trust Agreement transferring
                               New York, NY 10019-6064             all CALVIN KLEIN marks
  Calvin Klein Inc.         Attention: Robert M. Hirsh, Esq.             worldwide                   03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton                       Men's Underwear
                                     & Garrison                      License Agreement between
                              1285 Avenue of the Americas                   Calvin Klein
                                New York, NY 10019-6064                 Trademark Trust and
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.              Calvin Klein, Inc.          03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton
                                      & Garrison
                               1285 Avenue of the Americas
                                New York, NY 10019-6064                   Women's Intimate
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.          Apparel License Agreement       03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton
                                     & Garrison
                             1285 Avenue of the Americas
                                New York, NY 10019-6064                  Quality Assurance
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.                  Agreement               03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton
                                      & Garrison
                               1285 Avenue of the Americas
                                New York, NY 10019-6064
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.             Servicing Agreement          03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton                    Acquisition Agreement
                                      & Garrison                      acquiring the beneficial
                                1285 Avenue of the Americas            ownership interest in
                                New York, NY 10019-6064                   the CALVIN KLEIN
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.                  Trademarks              03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton
                                     & Garrison
                               1285 Avenue of the Americas            Administration Agreement
                                New York, NY 10019-6064                    (Underwear and
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.              Intimate Apparel)           03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                 205 W. 39th Street
                                  New York, NY 10018
                                Attention: Mr. Barry K.
                                     Schwartz copy
                                to: Calvin Klein, Inc.,
                                  205 W. 39th Street
                                  New York, NY 10018
                           Attention: Deirdre Miles-Graeter
                                 Copy to: Paul, Weiss,
                                   Rifkind, Wharton
                                      & Garrison
                              1285 Avenue of the Americas
                                New York, NY 10019-6064               Worldwide Transfer
      Calvin Klein Inc.    Attention: Robert M. Hirsh, Esq.               Agreement                  03/14/94         0.00
------------------------------------------------------------------------------------------------------------------------------
     Christine Grimaldi/            17 Cosdrew Lane                   Patent license for
      Matthew Grimaldi          East Hampton, NY 11907                   Fitness Rope               10/31/1995        0.00
------------------------------------------------------------------------------------------------------------------------------
                                 77 South First Street
                                  Elizabeth, NJ 07206
                                   d/b/a Children's
                                    Apparel Network               Termination of Sublicense
                                 112 West 34th Street              Agreement to manufacture
      Cradle Togs, Inc.           New York, NY 10102                 children's swimwear             05/06/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                      Settlement agreement
                                    John Deere Road                   on expanded use of
       Deere & Company          Moline, Illinois 61265             leaping stag design mark          06/23/97         0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                   Settlement agreement of
                                                                  pending litigation on use
                                    John Deere Road                    of leaping stag
       Deere & Company          Moline, Illinois 61265                   design mark                10/14/1975        0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Oct 96 -
                                    3455 Edison Way                                              perpetuity (or
      Endurance Sports           Menlo Park, CA 94025                                              expiration
    Tech./Hydraulic Swim            Att: Marc Evans                   Swim Foil Paddles          of last patent)      0.00
------------------------------------------------------------------------------------------------------------------------------
                                   FaceFirst, Inc.,
                               34342 Pacific Coast Hwy,
                                 Unti "A", Dana Point,
                                CA 92629; and Skellerup
                                 Industries (Malaysia)
    Face First, Inc. and           SDN BHD, K.B. 705,                   Patent license
          Skellerup             Ulu Tiram Estate, 80990                 for non-stick
    Industries (Malaysia)        Johor Bahru, Malaysia               compound SlickFinish            11/10/98         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  International House
                                  2 Lower Ashley Road
                                   Ashley New Milton                   Export Customer
  Fleetcraft International        Hampshire BH24 5AD                    Non-Exclusive
           Limited                      England                     Distribution Agreement           07/25/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  740 West Aire Libre            Method for sealing external
                                  Avenue PO Box 22084                 auditory ear canal              Aug 00 -
   Jaco Enterprises, Inc.          Phoenix, AZ 85028             (earplugs/headband product)      life of patent      0.00
------------------------------------------------------------------------------------------------------------------------------
                                   Al Lotus Building                Distribution Agreement
      Jashanmal National          Salah-Al-Din Street                for intimate apparel
        Company, LLC            PO Box 1545 Dubai, UAR              and men's accessories
------------------------------------------------------------------------------------------------------------------------------
                                  Jordan March Ltda.
                                   Avenida Estacion
                                      No. 5AN-17,
                                 Cali, Columbia/Jordan
                                      March Latin
                                    American, Inc.
                              16th Street, Roosevelt Ave,            Settlement Agreement
                                 Silbros Bldg. Rm. 2,            terminating the Distribution
        Jordan Marsh              PO Box 32-0024                  Agreement and related
     Ltda./Jordan March            Colon Free Zone,                Consent Judgment Against
    Latin American, Inc.          Republic of Panama                     Jordan Marsh                02/02/01         0.00
------------------------------------------------------------------------------------------------------------------------------
                                 Sindia s.a.r.l., B.P.                 Export Customer
                                  773 Beyrouth-Liban                    Non-Exclusive
Khalil Fattal Et Fils S.A.L.   Jisr el Wati - Sin El Fil            Distribution Agreement           10/13/99         0.00
------------------------------------------------------------------------------------------------------------------------------
                                    Marshalls Road
       Lambert Howarth          NN9 6EX Wellingborough
       Safety Limited                Great Britain                  Coexistence Agreement
------------------------------------------------------------------------------------------------------------------------------
                                 36 Rue des Maraichers
                                     P.O. Box 113                      Export Customer               1/1/99 as
                               1211 Geneva, Switzerland                 Non-Exclusive               amended and
  Larema Distribuion, S.A.   Attention: Mr. Bernard Comre           Distribution Agreement            extended        0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                    Settlement Agreement to
                                                                     cease manufacture of
                                                                        Sparkle Satin
      Leading Lady, Inc.                                             padded underwire bra            07/05/00         0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                           Trademark License
                                      c/o Ruby Azrak                    for LIFEGUARD used on
                                  1385 Broadway, Ste. 1407                    apparel and         July 1, 1995
  Lifeguard Licensing Corp.          New York, NY 10018                  sporting accessories      as extended        0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                     Presa Salinillas
                                    No. 370 desp. 704,                Termination and Release
                                     Col. Irrigacion,                 of Sales Representative
      Macroconceptos                    C.P. 11200,                       Letter Agreement
        S.A. de C.V.                   Mexico, D.F.                      dated May 14, 1998        05/01/01           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                        Settlement agreement
                                    Martin Philip Hull                    of litigation of
     Martin Philip Hull               Menlo Park, CA                       Pro Short Fins          11/02/98           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                       Coexistence Agreement
                                                                          for WARNER'S IN
                                      25 Edison Road                       CONTROL and IN
 Mayer-Bershire Corporation           Wayne, NJ 07470                     CONTROL products         05/03/96           0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                         Export Customer           1/1/99 as
     N. & AN. Kanellakis           30-32 Perikleous Str.                   Non-Exclusive          amended and
         & Co. O.E.                105 62 Athens, GREECE               Distribution Agreement       extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                   6-5-1 Nishi Shinjuku
                                        Shinjuku-ku                       Export Customer          8/1/98 as
                                        Tokyo Japan                        Non-Exclusive          amended and
       O.B.T. CO., LTD         Attention: Mr. Takashi Sudo            Distribution Agreement        extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                    Termination of Distribution
                                  Oster Alle 48, DK-2100                  Agreement dated
  Piccoli International A/S         Copenhaen, Denmark                    January 1, 1997          08/26/97           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    650 Madison Avenue
                                    New York, NY 10022
                                   Attention: President
      Polo Ralph Lauren                with copy to                   Chaps License Amendment
         Corporation                   Sherry Jetter                 adding Mexico to Territory    06/02/98           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    650 Madison Avenue
                                    New York, NY 10022               Letter Agreement extending
                                   Attention: President                U.S. Chaps License and
      Polo Ralph Lauren                with copy to                      assigning Canadian
         Corporation                   Sherry Jetter                       Chaps License           06/16/99           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    650 Madison Avenue
                                    New York, NY 10022
                                   Attention: President
                                       with copy to                     Amended and Restated
   Polo Ralph Lauren, L.P.             Sherry Jetter                     License Agreement         01/01/96           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    650 Madison Avenue
                                    New York, NY 10022
                                   Attention: President
                                       with copy to
 PRL Fashions of Europe Sr.            Sherry Jetter                   Distribution Agreement      02/08/99           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    650 Madison Avenue
                                    New York, NY 10022
                                   Attention President;
                                       with copy to
        PRL USA Inc.                   Sherry Jetter                       Royalty Chaps           01/01/02           0.00
------------------------------------------------------------------------------------------------------------------------------
                                    650 Madison Avenue
   PRL USA USA, successor           New York, NY 10022
    to Polo Ralph Lauren,          Attention President;               Men's Sportswear License      1/1/96 as
         LP and the                    with copy to                      for CHAPS BY RALPH       amended and
   Polo/Lauren Company LP              Sherry Jetter                   LAUREN AND CHAPS marks       extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                           License Agreement to
                                                                     manufacture and distribute
                                                                         swimwear under the
                                                                           RALPH LAUREN,
                                                                          POLO SPORT RALPH
                                    650 Madison Avenue                       LAUREN and
                                    New York, NY 10022                     POLO SPORT-RLX,
      PRL USA, Inc. and            Attention: President                 LAUREN-RALPH LAUREN,        2/1/98, as
         Polo/Lauren                   with copy to                      RALPH- RALPH LAUREN       amended and
         Company, LP                   Sherry Jetter                         trademarks             extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                    1 F, No. 3 Lane 20
                                        Jen Ai Road                       Export Customer           8/1/97 as
         San Floria              Section 2 Taipei, Taiwan                  Non-Exclusive          amended and
   International Co., Ltd.       Attention: Mr. Woody Liu              Distribution Agreement       extended          0.00
------------------------------------------------------------------------------------------------------------------------------
                                    Pentland Group PLC
                                   The Pentland Centre,
                                  Lakside, Squires Lane,                                            5/8/92
                                         Finchley,                       Authentic Fitness         effective
    Speedo Holdings B.V.           London N# 2QL England                   Name Agreement           4/29/92           0.00
------------------------------------------------------------------------------------------------------------------------------
                                   Pentland Group PLC,
                                 The Pentland Centre,                  addendum to address
                                Lakside, Squires Lane,                use of name and marks
                                       Finchley,                          in connection
    Speedo Holdings B.V.         London N# 2QL England                  with retail stores           12/07/95
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                          PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                   LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         CONTRACT
                                                                                                       DATE/CONTRACT    CURE
      CONTRACT PARTY                     NOTICE ADDRESS                 CONTRACT DESCRIPTION          EXTENSION DATE   AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                      Memorandum of Understanding
                                                                   Regarding Calculation of
                              Pentland Group PLC, The Pentland     Royalties for Licensed Products
Speedo Holdings B.V./Speedo    Centre, Lakside, Squires Lane,        Sold By the SPEEDO/AUTHENTIC
    International Ltd.         Finchley, London N# 2QL England          FITNESS Retail Stores            12/15/95        0.00
------------------------------------------------------------------------------------------------------------------------------
                              Pentland Group PLC, The Pentland     License Agreement in perpetuity
                               Centre, Lakside, Squires Lane,        for SPEEDO marks in U.S. and         5/10/90
Speedo International Limited   Finchley, London N# 2QL England                Canada                     as amended      0.00
------------------------------------------------------------------------------------------------------------------------------
                               Pentland Group PLC, The Pentland
                               Centre, Lakeside, Squires Lane,
Speedo International Limited   Finchley, London N3 2QL ENGLAND          Sublicense Agreement             05/14/90
------------------------------------------------------------------------------------------------------------------------------
                              Pentland Group PLC, The Pentland     License Agreement in perpetuity
                               Centre, Lakside, Squires Lane,       for SPEEDO marks in Mexico and        5/10/90
 Speedo International Ltd.     Finchley, London N# 2QL England                Caribbean                  as amended      0.00
------------------------------------------------------------------------------------------------------------------------------
                                Avda. Francisco de Miranda,
                               Torre Proviincial B, Piso 3,        Customer Letter Agreement for
                                      Ofic. 32, Chacao,            sale of multibrand products in
      Sportzone S.A.                 Caracas VENEZUELA                       Venezuela                   03/06/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                Midland Buendia Bldg., Sen Gil                                            1/1/01
                              Puyat Avenue, Makati City, Metro       Export Customer Non-Exclusive    as amended and
  Store Specialists, Inc.           Manila, Philippines                 Distribution Agreement           extended        0.00
------------------------------------------------------------------------------------------------------------------------------
                                   United States Luggage
                              Company, L.P., 400 Wireless Blvd.
                                     Hauppauge NY 11788                   Termination of Sales
                                 Attention: Mr. Richard Krulik,      Representative Agreement dated
 U.S. Luggage Company, L.P.          Chairman and CEO                        June 1, 1999                03/14/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         08/01/93
                                         702 SW 8th                                                   as amended and
      Wal-Mart Stores            St. Bentonville, AK 72716              License agreement/White Stag      extended       0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         08/01/93
                                       702 SW 8th                                                     as amended and
      Wal-Mart Stores            St. Bentonville, AK 72716              License agreement/White Stag      extended       0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12/29/93
                                       702 SW 8th                                                     as amended and
      Wal-Mart Stores            St. Bentonville, AK 72716              License agreement/Catalina        extended       0.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         12/29/93
                                       702 SW 8th                                                     as amended and
     Wal-Mart Stores             St. Bentonville, AK 72716              License agreement/Catalina         extended      0.00
------------------------------------------------------------------------------------------------------------------------------
                                     555 Logan Avenue
                                 Winnipeg, Manitoba, Canada R3A    Termination of Independent Sales
   Western Glove Works R.S.        OS4 Attention: Mr. R. Silver       Representative Agreement           02/28/00        0.00
------------------------------------------------------------------------------------------------------------------------------
                                    1709 Ambassador Ave.                                                10/26/1993
         Anne Cole                 Beverly Hills, CA 90210            Consultant - Design Services      as amended       0.00
------------------------------------------------------------------------------------------------------------------------------
                                      650 Madison Avenue
                                      New York, NY 10022
                                     Attention: President
      Polo Ralph Lauren           with copy to Sherry Jetter        Compensation/Design services      Jul 98 - Jun 99    0.00
------------------------------------------------------------------------------------------------------------------------------
                                      650 Madison Avenue
                                      New York, NY 10022
                                     Attention: President
      Polo Ralph Lauren           with copy to Sherry Jetter        Compensation/Design services      Jul 99 - Jun 00    0.00
------------------------------------------------------------------------------------------------------------------------------
                                      650 Madison Avenue
                                      New York, NY 10022
                                     Attention: President
      Polo Ralph Lauren           with copy to Sherry Jetter        Compensation/Design services      Jul 00 - Jun 01    0.00
------------------------------------------------------------------------------------------------------------------------------
                                      650 Madison Avenue
                                      New York, NY 10022
                                     Attention: President
      Polo Ralph Lauren           with copy to Sherry Jetter        Compensation/Design services      Jul 01 - Jun 02    0.00
------------------------------------------------------------------------------------------------------------------------------
                                      650 Madison Avenue
                                      New York, NY 10022
                                     Attention: President
      Polo Ralph Lauren           with copy to Sherry Jetter        Compensation/Design services      Jul 02 - Jun 03    0.00
------------------------------------------------------------------------------------------------------------------------------
                                      650 Madison Avenue
                                      New York, NY 10022                                                 2/1/98
   Polo Ralph Lauren                  Attention: President                                            as amended and
     Corporation                  with copy to Sherry Jetter              Design Agreement               extended        0.00
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                                 LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     CONTRACT
                                                                                                   DATE/CONTRAC      CURE
      CONTRACT PARTY                   NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      11/1/96
                                    650 Madison Avenue            Design Services and Copyright    (assigned to
                                    New York, NY 10022             License Agreement for CHAPS       Warnaco of
                                   Attention: President              BY RALPH LAUREN mark on         Canada on
  Polo Ralph Lauren, L.P.       with copy to Sherry Jetter               men's sportswear             6/16'99)       0.00
-----------------------------------------------------------------------------------------------------------------------------
  PRL USA USA, successor               650 Madison Avenue
 to Polo Ralph Lauren, LP              New York, NY 10022
    and the Polo/Lauren               Attention: President        Design Services Agreement for
        Company LP                 with copy to Sherry Jetter                 CHAPS                  01/01/96        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   calle Hermosilla, 112          Commercial Collaboration (Non-
      El Corte Ingles                  Madrid, SPAIN                         Exclusive)              08/15/99        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  1999 Harrison St. Suite 1500
                                        Oakland, CA 94612
           Aldon                     Attention: Bob Anderson             Software License                            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       1675 Broadway
                                       New York, NY 10019
           CGS                       Attention: Phil Williams            Hardware Maintenance        12/30/01        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       1675 Broadway
                                       New York, NY 10019
           CGS                       Attention: Phil Williams            Software                                    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       12515 Sherman Way
                                    North Hollywood, CA 91605
          DataVault                  Attention: Gary Swaigen          Off-Site Data Storage          06/20/00       4,300.16
-----------------------------------------------------------------------------------------------------------------------------
                                        12515 Sherman Way
                                    North Hollywood, CA 91605
          Datavault                  Attention: Gary Swaigen            Network backup                              482.20
-----------------------------------------------------------------------------------------------------------------------------
                                     2 Pin Plaza Suite 1500
                                       New York, NY 10121
           DSA                        Attention: John Raio               UPS systems                                 0.00
-----------------------------------------------------------------------------------------------------------------------------
                                        19 Tompkins Ave.
                                     Pleasantville, NY 10570
            EMS                      Attention: Rich DeBlasi        EMS Cleaning of Data Center                    2,432.70
-----------------------------------------------------------------------------------------------------------------------------
                                        2684 Lacy Street
        Firemaster                Los Angeles, California 90031       Inergen system, server                        1,320.00
-----------------------------------------------------------------------------------------------------------------------------
                                  100 Edison Park Drive MS52A2
GE Global Exchange Services        Gaithersburg, MD 20878-3204           Maintenance                                 0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  24 Industrial Park Road West
                                        Tolland, CT 06084
 Gerber Technologies Inc.           Attention: Malcom Gullish            Web PDM/PDS                               24,795.43
-----------------------------------------------------------------------------------------------------------------------------
                                       543 Boston Post Rd.           Hartford Fire DC fire
       Hartford Fire                   Milford, CT 06640                surpression                                  0.00
-----------------------------------------------------------------------------------------------------------------------------
                                        P.O. Box 2167
                                   Fort Collins, CO 80522
          Hawkeye                   Attention: Cindy Starck            Software License                              0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    2929 North Central Ave.
          IBM Corp.                    Phoenix, AZ 85012          Lease of Standalone Modem V.32     12/01/01        0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    2929 North Central Ave.
                                       Phoenix, AZ 85012
         IBM Corp.                   Attention: Ray Beye               Hardware maintenance                          0.00
-----------------------------------------------------------------------------------------------------------------------------
                                        1207-E. Crew Rd.
                                        Matthew, NC 28105
   Integrated Visual Systems        Attention: Joe Wadlinger      AS/400 Software/Inventory (IVS)                   2,875.50
-----------------------------------------------------------------------------------------------------------------------------
                                 41 East 11th Street 11th Floor
                                        New York NY 10003
          Interworld                 Attention: Robert Weis            Speedo.com E-commerce Sys.                    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     14400 North 87th Street
                                    Scottsdale, AZ 85260-3649
              JDA                   Attention: Victor Foreman           AS/400 SOFTWARE (RETAIL)                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       P.O. Box 102851
                                      Atlanta, GA 90368
     Manhattan Associates      Attention: Patricia Tessendorf             AS/400 SOFTWARE PkMS                       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       1 Microsoft Way
        Microsoft                     Redmond, WA 98052                  Software License                            0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 175 Cabot Street, Suite 503
         Monarch                     Kiwekkm, NA 01854            Report Formatting/Merchandising                    0.00
-----------------------------------------------------------------------------------------------------------------------------
                                      1277 Lenox Park Blvd.
                                        Atlanta, GA 30319
        Peregrine                    Attention: Chris Mascis            Software License              08/01/00        0.00
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        PLAN SCHEDULE 3.2
------------------------------------------------------------------------------------------------------------------------------
                                 LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        CONTRACT
                                                                                                      DATE/CONTRACT    CURE
      CONTRACT PARTY                   NOTICE ADDRESS                  CONTRACT DESCRIPTION          EXTENSION DATE   AMOUNT
------------------------------------------------------------------------------------------------------------------------------
                                2809 South 160th St., Suite 401
                                     Omaha, Nebraska 68130
           Prodata                Attention: Rachel Hartley           AS/400 Software/DBU                05/30/01       960.00
------------------------------------------------------------------------------------------------------------------------------
                                         1400 Marina Way
             QRS                    South Richmond, CA 94804         Maintenance Agreement                               0.00
------------------------------------------------------------------------------------------------------------------------------
                                  1037 Route 45 East Ste C-106
      Ron Lynn Management               Clifton, NJ 07013          Software License & Consulting                         0.00
------------------------------------------------------------------------------------------------------------------------------
                                  600 Alexander Park, Suite 303
                                       Princeton, NJ 08540
          Safestone               Attention: Martin Norman        AS/400 Software/Detect-IT                          15,900.00
------------------------------------------------------------------------------------------------------------------------------
                            10550 Dearwood Park Blvd. Bldg 300
      Secured Document             Jacksonville, FL 32256
       Systems (SDDS)             Attention: Kim Wolfe               A/P Check Printing software                        0.00
------------------------------------------------------------------------------------------------------------------------------
                               4131 Highway 52 North Ste G11
                                   Rochester, MN 55901
        Showcase Vista             Attention: Tammie Myers        Data Base Query/Finance/software                      0.00
------------------------------------------------------------------------------------------------------------------------------
                                      5607 Plamer Way
                                    Carlsbad, CA 92008
            SVI                    Attention: Pat Jordon            AS/400 Software SVI Retail           03/23/00       0.00
------------------------------------------------------------------------------------------------------------------------------
                                   3151 Airway Bldg. I-3
     Touchtone Corporation         Costa Mesa, CA. 92626                AS/400 Retail                    06/12/01     1,498.50
------------------------------------------------------------------------------------------------------------------------------
                              P.O. Box 688563 New Center Road
      Vital Records Inc.,          Flagtown, NJ 08821                  Maintenance Agreement                          5,147.25
------------------------------------------------------------------------------------------------------------------------------
                                   1212 E. Grandview Rd.
                                  Phoenix, AZ 85022 or
                                7201 W. Oakland, Suite 2
                                   Chandler, AZ 85226
        ICI Solutions             Attention: Kim Meche                  Software Maintenance           7/02 - 6/03      0.00
------------------------------------------------------------------------------------------------------------------------------
                                    300 Lanidex Plaza
                                Parsippany, NJ 07054-3409
   The GetPaid Corporation        Attention: James Kinney               Software Maintenance          12/01 - 12/02     0.00
------------------------------------------------------------------------------------------------------------------------------
                                     1344 Crossman
                                   Avenue Sunnyvale,
                                      CA 94089
                                      Attention:
     Hyperion Solutions        Shereen Moubayed Headquarters            Software Maintenance           7/02 - 6/03    164.50
------------------------------------------------------------------------------------------------------------------------------
                                 155 Technology Parkway
        Fiware, Inc.          #400 Norcross, Georgia 30092
    (formerly Westcorp)        Attention: Evette Jackson                Software Maintenance          11/01 - 10/02     0.00
------------------------------------------------------------------------------------------------------------------------------
                              155 Technology Parkway #100
   Business Software Inc.       Norcross, Georgia 30092
          (BSI)                  Attention: Patty Odell                 Software Maintenance           5/02 - 5/03      0.00
------------------------------------------------------------------------------------------------------------------------------
                            1450 Energy Park Dr. Suite 127
    SPS Commerce                  St. Paul, MN 55108               EDI Testing/Certification            02/23/01        0.00
------------------------------------------------------------------------------------------------------------------------------
                            1230 Long Beach Ave Los Angeles,
   Automation Taft                    CA 90021
  Printing Company             Attention: Aileen Platon                   Parking Lease                   N/A          166.60
------------------------------------------------------------------------------------------------------------------------------
                                   936 Long Beach Ave.
                                  Los Angeles, CA 90021
        Chin Jung Co.                 Attention: Julie                     Parking Lease                   N/A         382.95
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                               LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT      CURE
      CONTRACT PARTY                 NOTICE ADDRESS               CONTRACT DESCRIPTION          EXTENSION DATE     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                100 W. Walnut GE104A
                                  Pasadena, CA 91124
          Parpark              Attention: Eli Portiallo               Parking Lease                   N/A            91.57
-----------------------------------------------------------------------------------------------------------------------------
                                    30 Rayette Rd.
      A.P.I. Security            Concord, Ont., L4K 2G3         Alarm monitoring (King St.)         02/02/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  940 6th Ave. St. W.
        ADT Security             Calgary, Alb., T2P 3R1           Alarm monitoring (Leeds)          01/01/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  940 6th Ave. St. W.,
        ADT Security             Calgary, Alb., T2P 3T1          Alarm monitoring (Gervais)         08/01/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                               Security services (US Sports
                                   2858 Banksville Rd.         Building) Account # 010 081 S
                                  Pittsburgh, PA 45216        08149 010 081 S 06027 010
   ADT Security Services         Attention: Tom Madigan                  084 S 05533                01/30/00       7,211.54
-----------------------------------------------------------------------------------------------------------------------------
                                  150 Steelcase Rd. W.
           Ascom                 Markham, Ont. LeR 3J9           Equipment Lease (Postage)          07/31/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  150 Steelcase Rd. W.
           Ascom                 Markham, Ont. LeR 3J9               Service (Postage)              12/01/01         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  150 Steelcase Rd. W.
           Ascom                 Markham, Ont. LeR 3J9          Rate Update Agreem (Postage)        12/01/01         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    110 W. Walnut St.            Service contract for color
           Canon                   Gardena, CA 90248                   copiers/Van Nuys                             893.06
-----------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 42937
      Canon Financial         Philadelphia, PA 19101-2937          3 Canon Color Copiers                             0.00
-----------------------------------------------------------------------------------------------------------------------------
                                1600 Blvd Rene Levesque
        Citicapital          Ste 1400 Mtl., Que., H3H 1p9         Equipment Lease (Routers)         03/01/98         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  830 San Julian Street
                                 Los Angeles, CA 90014
       Empire Sewing            Attention: David or Craig             Equipment Lease               04/20/99        166.32
-----------------------------------------------------------------------------------------------------------------------------
                                  830 San Julian Street
                                 Los Angeles, CA 90014
       Empire Sewing            Attention: David or Craig             Equipment Lease               04/20/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  830 San Julian Street
                                 Los Angeles, CA 90014
       Empire Sewing            Attention: David or Craig             Equipment Lease               08/25/99         0.00
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                             LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT    CURE
    CONTRACT PARTY                 NOTICE ADDRESS                  CONTRACT DESCRIPTION          EXTENSION DATE   AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                830 San Julian Street
                               Los Angeles, CA 90014
     Empire Sewing            Attention: David or Craig                Equipment Lease               03/01/00       0.00
----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 642555
       GE Capital            Pittsburgh, PA 15264-2555                  Static Cutter                 May-00      10,113.79
----------------------------------------------------------------------------------------------------------------------------
                              206 Plantation Oak Dr.
Georgia Florida Burglar       Thomasville, GA 31792
       Alarm Co.            Attention: Reese Brookered           Security system/fire alarm          monthly      1,065.00
----------------------------------------------------------------------------------------------------------------------------
                             1979 Marcus Ave. Suite 137
                              Lake Success, NY 11042
     Honeywell Inc.             Attention: Tim Floyd                  Security System                 Feb-99      36,831.76
----------------------------------------------------------------------------------------------------------------------------
                            PO Box 4552 Stn A Toronto
    Image Financial              Ontario M5W 4R9                   Equipment Lease (Fax)              7/1/01        0.00
----------------------------------------------------------------------------------------------------------------------------
                                 PO Box 4552, Stn A,
    Image Financial           Toronto Ontario M5W 4R9             Equipment Lease (Copier)            3/1/00        0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                 Lease of Canon CLC 1150 and
                                   P.O. Box 13078              Color Pass 240 for Design Room
      IOS Capital                 Macon, GA 31208                       (Color Copier).              11/30/00     5,746.47
----------------------------------------------------------------------------------------------------------------------------
                                    PO Box 9115
      IOS Capital              Macon, GA 31208-9115                   Copiers/Van Nuys                            13,727.51
----------------------------------------------------------------------------------------------------------------------------
                              1834 West Third Street
      Mobile Mini                    Tempe, AZ                        Storage Contract                              0.00
----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 45822
        Neopost            San Francisco, CA 94145-0822             Postage Metere Lease              Jan-01      1,998.43
----------------------------------------------------------------------------------------------------------------------------
                                  P.O. Box 33057
        Newcourt               Newark, NJ 07188-0057                 Dell Computer Lease              Feb-99      18,407.88
----------------------------------------------------------------------------------------------------------------------------
                                 1769 Paragon Dr.
    Newcourt Leasing            Memphis, TN 38101             Canon 2400 Color Laser NKZ-01017       June 99      11,542.52
----------------------------------------------------------------------------------------------------------------------------
                                 2225 American DR
      Pitney Bowes            Neenah, WI 54956-1005                  Equipment Lease                 01/30/97     5,970.67
----------------------------------------------------------------------------------------------------------------------------
                                  2225 American DR
      Pitney Bowes             Neenah, WI 54956-1005                   Equipment Lease               09/27/99     1,200.28
----------------------------------------------------------------------------------------------------------------------------
                                  105 Gamma Drive
                                     Suite 100
                                 Pittsburgh, PA 15238          Equipment lease(1)Postage Meter
                           Attention: Michael Behringer,          Head-U570 (2) METER BASE
      Pitney Bowes            George Homan, Ned Miller                      U560                     05/30/00       0.00
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                               LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT     CURE
    CONTRACT PARTY                   NOTICE ADDRESS                  CONTRACT DESCRIPTION        EXTENSION DATE    AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                    105 Gamma Drive
                                       Suite 100
                                   Pittsburgh, PA 15238
                             Attention: Michael Behringer,           Equipment Lease/Postage
      Pitney Bowes              George Homan, Ned Miller              Machine-Shipping #6500         06/20/00       3,535.00
-----------------------------------------------------------------------------------------------------------------------------
                                       PO Box 5311
      Pitney Bowes              Burlington, Ont. L7R 4T9            Equipment Lease (Postage)        09/01/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       PO Box 5311
      Pitney Bowes              Burlington, Ont. L7R 4T9            Equipment Lease (Postage)        11/01/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                       PO Box 5311
      Pitney Bowes              Burlington, Ont. L7R 4T9            Equipment Lease (Postage)        12/01/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     2225 American Dr.
Pitney Bowes Credit Corp          Neenah, WI 54956-1005              Postage machine/Van Nuys                         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                1090 Elm Street Suite 201
                                   Rocky Hill, CT 06067
  Security Systems Inc.          Attention: Tony Marrico                Security System               Oct-01          0.00
-----------------------------------------------------------------------------------------------------------------------------
         Symbol                                                  Equipment Inventory Ctrl Lease       Dec-00        4,572.04
-----------------------------------------------------------------------------------------------------------------------------
                                    1301 Ridgeview Drive
         Xerox                      Lewisville, TX 75057                 Equipment Lease             09/09/98         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    PO Box 4568, Stn A.
         Xerox                   Toronto, Ontario M5W 4T8             Equipment Lease (Fax)          06/22/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     PO Box 4568 Stn A.
         Xerox                   Toronto, Ontario M5W 4T8            Equipment Lease (Copier)        09/10/01         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     PO Box 4568 Stn A.
         Xerox                   Toronto, Ontario M5W 4T8            Equipment Lease (Copier)        09/10/01         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     PO Box 4568 Stn A.
         Xerox                   Toronto, Ontario M5W 4T8            Equipment Lease (Copier)        04/30/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     PO Box 4568 Stn A.
         Xerox                   Toronto, Ontario M5W 4T8            Equipment Lease (Copier)        07/15/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   580 White Plains Rd.
                            Tarrytown, NY 10591 Attention
   Xerox Corporation                 Gretchen Reasnor                    Leased copiers               Jun-00          0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 740 Rue St., Maurice
     3437931 Canada                Mt. Que., H3C 1L5              Real Property (Crescent St.)       06/01/01         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  1231 Long Beach Ave.
                                 Los Angeles, CA 90021
                           Attention: Allen Schwartz Copy to:
                              Allen B. and Pamela Schwartz
                              c/o Gelfand Rennet & Feldman
 Allen B. Schwartz and            1880 Century Park E.
    Pamela Schwartz              Los Angeles, CA 90067                 Real Property Lease           02/25/98       5,299.23
-----------------------------------------------------------------------------------------------------------------------------
                                240 Peachtree Stree, N.W.
                               Atlanta, GA 30303 Ste 2200
                              Att: Glen Bell Copy to: AMC,
                                 Inc. (Americasmart Real
                               Estate, LLC) PO Box 116381
      AMC, Inc.                  Atlanta, Georgia 30368                Real Property Lease           03/22/99        2,107.95
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     CONTRACT
                                                                                                   DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS                  CONTRACT DESCRIPTION        EXTENSION DATE  CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                  19501 Biscayne Blvd.
      Aventura Mall                    Suite 400                       Store Lease (Store
         Venture                   Aventura, FL 33180                   #41 Aventura Mall)          September-94    3,350.24
-----------------------------------------------------------------------------------------------------------------------------
                                  264 Fortaleza Street
                                     Old San Juan,
                                        PR 00901                       Store Lease (Store
      Bared and Sons            Attention: Evelio Santiago             #177 Cristo Street)            March-97      1,666.67
-----------------------------------------------------------------------------------------------------------------------------
                                      401 Biscayne
                                       Blvd. R106
                                    Miami, FL 33132
                                    Copy to: Bayside
                                     Center Limited
                                      PO Box 64181
                                  Baltimore, Maryland
                                       21044-4181
                                    Copy to: Bayside
                                     Center Limited
                                (Central Parking System)
                                2 South Biscayne BLvd.,
                                       Suite 1684                      Store Lease (Store
   Bayside Limited Part           Miami, Florida 33131                  #40 Bayside Mall)           September-94    2,440.09
-----------------------------------------------------------------------------------------------------------------------------
                                401 Biscayne Blvd. R106
                                    Miami, FL 33132
                                       Attention:
   Bayside Market Place             Wendy Hernandez                    Storage (Store #40)          January-02     1,363.00
-----------------------------------------------------------------------------------------------------------------------------
                                  575 Bellevue Square
                                   Bellevue, WA 98004
                               Attention:  Wesley W. Harris
                                   copy to: Bellevue
                                    Square Managers
                                       PO Box 908
       Bellview Sq.                    Bellevue,                       Store Lease (Store
      Managers, Inc.                Washington 98009                   #4 Bellevue Square)           November-93    2,686.10
-----------------------------------------------------------------------------------------------------------------------------
                                 2335 South Ocean Blvd.
                                    #4A Palm Beach,
                                        FL 33480
                                  Attention: Ben Abel
                                        Copy to:
                                  Davis & Gilbert LLP
                                     1740 Broadway,
                                       3rd Floor
                                   New York, NY 10019
                                         Attn:
                                Jeffrey A. Moross, Esq.
                                  Copy to: Jones, Day,
                                     Reavis & Pouge
                                   599 Lexington Ave.
                                   New York, NY 10022
                                Attention: Corinne Bull,
     Ben Wunson d/b/a              Esq., Reginald A.                       Storage and
     Bee & Bee Realty                 Greene, Esq.                        Distribution                             2,686.10
-----------------------------------------------------------------------------------------------------------------------------
                                     60 31St. Ave.
                                       San Mateo,
                                        CA 64403
                                   Copy to: Bohannon
                                  Development Company                   Store Lease (Store
                                   60 Hillsdale Mall                  #101 Hillsdale Shopping
       Bohannon Del               San Mateo, CA 94403                        Center)                November-95    4,200.91
-----------------------------------------------------------------------------------------------------------------------------
                                 4 Embarcacero Center,
                                Lobby Level, Ste. 2600,                Store Lease (Store
                                San Francisco, CA 94111                  #17 Embarcadero
    Boston Properties           Attention: Laura Gigante                     Center)                  July-94      2,365.98
-----------------------------------------------------------------------------------------------------------------------------
                                  800 Boylston Street
                                    Ste. 450 Boston,
                                        MA 02199
                              Attention: Christine Bouffard
                                        Copy to:
                                   Boston Properties
                                      PO Box 3557                      Store Lease (Store
                                 Boston, Massachusetts                    #5 Prudential
    Boston Properties                    02241                               Center)                December-93      0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  800 Boylston Street,
                                    Ste. 450 Boston,
                                        MA 02199
      BP PRU Center                    Attention:                      Store Lease (Store
     Acquisition LLC               Christine Bouffard                 #5 Prudential Center)         November-01     594.77
-----------------------------------------------------------------------------------------------------------------------------
                                    400 Commons Way,
                                 Ste. 100 Bridgewater,
                                        NJ 08807
                                Attention: Janell Vaughan
                                Copy to: Rouse Property
                                       Management
                                      PO Box 64001                     Store Lease (Store
       Bridgewater                Baltimore, Maryland                    #75 Bridgewater
         Commons                       21264-4001                           Commons)                  July-95      2,719.74
-----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 9506                     Store Lease (Store
                                       San Juan,                        #175 San Patricio
   Caparr Center Assoc               PR 00908-9506                           Plaza)                 December-96    1,455.89
-----------------------------------------------------------------------------------------------------------------------------
                                   1221 Newton Street
                                   Key West, FL 33040                  Store Lease (Store
                                       Attention:                         #199 611 Duval
CC Ryder's Piano Bar, Inc.          Michael J. Bunis                         Street)                 August-97     3,068.04
-----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 31147
                                   Raleigh, NC 27622
                                   2840 Plaza Place,
                                        Ste. 100                       Store Lease (Store
        CVM Assoc                  Raleigh, NC 27612                  #165 Crabtree Valley)         November-96    3,475.36
-----------------------------------------------------------------------------------------------------------------------------
                                  1231 Long Beach Ave.
                                  Los Angeles CA 90021
                               Attention: Allen Schwartz
                                    Copy to: Danjon
                                      Realty, LLC
                                  c/o Gelfand Rennert
                                 & Feldman 1880 Century
                                 Park East Los Angeles,
    Danjon Realty, LLC                  CA 90067                       Real Property Lease            07/01/00     7,664.98
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                              LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  CONTRACT
                                                                                                DATE/CONTRACT
      CONTRACT PARTY                NOTICE ADDRESS               CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                              1050 W. Washington Blvd.
                                    Los Angeles
      Downtown Mini                   CA 90015
        Warehouse                 Attention: Oscar                    Storage Lease                06/01/98        775.00
----------------------------------------------------------------------------------------------------------------------------
                              1050 W. Washington Blvd.
      Downtown Mini             Los Angeles CA 90015
        Warehouse                 Attention: Oscar                    Storage Lease                09/23/99        555.00
----------------------------------------------------------------------------------------------------------------------------
                                 501 Woodruff Ave.
                                Los Angeles CA 90024
      Elenore Heller          Attention: Elenor Heller             Real Property Lease             12/03/97       2,871.08
----------------------------------------------------------------------------------------------------------------------------
                               1585 Kapiolani Blvd.,
                                      Ste. 800
                                 Honolulu, HI 96814
                             Attention: Phyllis M. Okuma
                                  Copy to: GGP Ala
                                     Moana, LLC
      General Growth                PO Box 1300                   Store Lease (Store
      Management of               Honolulu, Hawaii                    #77 Ala Moana
       Hawaii, Inc.                  96807-1300                        Shp. Ctr.)                 February-96     7,502.89
----------------------------------------------------------------------------------------------------------------------------
                                   P.O. Box 65262
                                Washington DC 20035
         Goldtree                    Attention:                    Store Lease (Store
      Investment Co.              Gary Nath/Judith                #126 3416 "M" Street)           October-96      2,597.22
----------------------------------------------------------------------------------------------------------------------------
                                   5506 Sixth Ave
                                Rear, Altoona PA 16602
                             Attention: John Radionoff/
                                   Leonard Fiore
                                Copy to: Jones, Day,
                                   Reavis & Pogue
                                 599 Lexington Ave.
                                 New York, NY 10022
                                     Attention:
                                 Corinne Bull, Esq.
    Huntingdon Storage                  and
 and Distribution Limited     Reginald A. Greene, Esq.               Warehouse Lease                              32,180.60
----------------------------------------------------------------------------------------------------------------------------
                                  101 South Hanley
                             Road Ste. 1300 St. Louis,
                                   MO 63105-2494                   Store Lease (Store
     Hycel Properties        Attention: Mary L. Rollins          #32 St. Louis Galleria)          November-94     3,196.24
----------------------------------------------------------------------------------------------------------------------------
                                                                   Real Property Lease
                                 413 Rue St-Jacques                 (Ctre J. Cartier-
       Ivanhoe Inc.             Mtl., Que., H2Y 3Z4                    Longueuil)                  03/15/99         0.00
----------------------------------------------------------------------------------------------------------------------------
                              3333 New Hyde Park Road,
                                      Ste. 100
                                   P.O. Box 5020
                                   New Hyde Park,
                                   NY 11042-0020                   Store Lease (Store
          Kimco              Attention: Patricia Danielo         #11 Bridgehampton Com.)            May-94        1,317.99
----------------------------------------------------------------------------------------------------------------------------
                                L&B Realty Advisors/
                                  Lehndorff Tysons
                                   Joint Venture/
                                 L&B Insititutional
                              Property Managers, Inc.
                              19 61 Chain Bridge Road
                                      Mc Lean,
                                   VA 22101-4562
                                      Copy to:
                                 Tysons Corner, LLC
                                   PO Box 847058                   Store Lease (Store
                                   Dallas, Texas                        #13 Tysons
   L&B Realty Advisors               75284-7058                      Corner Center)                May-94         3,822.33
----------------------------------------------------------------------------------------------------------------------------
                             Affordable Landmarks Inc.
                                   /London Arms/
                                    Lyn Mar LTD
                                1130 Washington Ave.
                             4th Floor Miami Beach, FL             Store Lease (Store
 London Arms/Lyn Mar Ltd.        Attention: Guy Pue                 #155 Collins Ave.)           January-97       1,403.07
----------------------------------------------------------------------------------------------------------------------------
                                  Arden Fair Mall
                                The Mecerice Company
                                   (Macerick Co.)
                                  1689 Arden Way,
                               Ste. 1167 Sacramento,               Store Lease (Store
         Macerich                  CA 95815-4031                   #12 Arden Fair Mall)           April-94        2,530.33
----------------------------------------------------------------------------------------------------------------------------
                                401 Wilshire Blvd.,
                                      Ste. 700
                               Santa Monica, CA 60401
                               Attention: Mark Strain
                              Copy to: Macerich Santa
                                    Monica, LLP
                                395 Santa Monica PL                Store Lease (Store
                                   Santa Monica,                    #70 Santa Monica
         Macerich                  CA 90401-2350                         Place)                  November-95      2,580.48
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                               LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  CONTRACT
                                                                                                DATE/CONTRACT
      CONTRACT PARTY                 NOTICE ADDRESS                  CONTRACT DESCRIPTION      EXTENSION DATE    CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                               401 Wilshire Blvd., Ste. 700
                                  Santa Monica, CA 60401
                                  Attention: Mark Strain
                                    Copy to: Macerick
                                   Northeastern Assoc.
                              (Macerick Northwestern Assoc.)
                                   1275 Broadway Plaza               Store Lease (Store #79
         Macerich                 Walnut Creek, CA 94596                Broadway Plaza)             June-95       2,986.14
----------------------------------------------------------------------------------------------------------------------------
                               401 Wilshire Blvd., Ste. 700
                                  Santa Monica, CA 60401
                                  Attention: Mark Strain
                                    Copy to: Macerick
                                       Corte Madera
                                   1554 Redwood Highway                   Store Lease
                                      Corte Madera,                   (Store #80 Village @
         Macerich                        CA 94925                        Corte Madera)              June-95       4,335.01
----------------------------------------------------------------------------------------------------------------------------
                                     60 East Broadway
                                     Bloomington, MN
                                        55425-5550                     Store Lease (Store
      Mall of America          Attention: Stephanie Miller            #38 Mall of America)        October-94      5,651.26
----------------------------------------------------------------------------------------------------------------------------
                                     148-154 Columbus
                                   Avenue Partner 1995
                                   Broadway, 3rd Floor               Store Lease (Store #26
    Mellenium Partners              New York, NY 10023                   Columbus Ave.)             July-95       5,041.67
----------------------------------------------------------------------------------------------------------------------------
                                      P.O. Box 11191
                                 New York, NY 10286-4142              Store Lease (Store
    MRC Management LLC           Attention: Roger Larson             #3 90 Park Ave. NY, NY)      November-93    144,914.00
----------------------------------------------------------------------------------------------------------------------------
                                      New Mark & Co.
                                     Real Estate Inc.
                                 125 Park Ave. 11th Floor
                                    New York, NY 10017                Store Lease (Store
          Newmark              Attention: William G. Cohen           #145 500 Fifth Ave.)         November-96     10,391.28
----------------------------------------------------------------------------------------------------------------------------
                                 875 Don Mills Rd. Ltd.,
                                c/o Carlton St., Ste 909,             Real Property Lease
      Northam Realty              Toronto, Ont. M5B 1J3               (Gervais Warehouse)          06/01/97         0.00
----------------------------------------------------------------------------------------------------------------------------
                                     725 Warden Ave.                  Real Property Lease
     O & Y Enterprises              Tor. Ont., M1L 4R7                  (Warden Outlet)            11/08/96         0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                     Authentic Fitness Corp
                                                                     Corporate Office 6040
                                 Transamerica Occidental                 Bandini Blvd.
                                    Life Milldrop 5441               Los Angeles, CA 90040.
                                   AEGON 4333 Edgewood               Offices & Common Area
 Occidental Life Insurance           NE Cedar Rapids,               Designer Div. Warehouse
        Co of Calif                      IA 52499                       and Sewing Plant           06/14/67       2,614.84
----------------------------------------------------------------------------------------------------------------------------
                                  525 Building Co., LLC
                                  575 Eight Ave STE 2400
                                    New York, NY 10018
 Olmstead Properties, Inc.       Attention: Waler Muller              Real Property Lease          08/30/99         0.00
----------------------------------------------------------------------------------------------------------------------------
                                  525 Building Co., LLC
                                  575 Eight Ave STE 2400
                                    New York, NY 10018
 Olmstead Properties, Inc.       Attention: Waler Muller              Real Property Lease                         8,346.34
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                                LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    CONTRACT
                                                                                                  DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS               CONTRACT DESCRIPTION          EXTENSION DATE   CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                    24 East Union Street
                                     Pasadena, CA 31103
                                  Attention: Sally Lunetta
                                          Copy to
                                   1 Colorado Investments
                                     PO Box 31001-0399
                                         Pasadena,
  One Colorado Associates               CA 9110-0399                Real Property Lease               2/12/91       2,464.30
-----------------------------------------------------------------------------------------------------------------------------
                                     La Torre de Plaza
                                     525 F.D. Roosevelt
                                       Ave. Ste. 1000
                                     Hato Rey, PR 00918
                                     Copy to: Plaza Las
                                       America, Inc.
                                       PO Box 363268
                                      San Juan, Puerto             Store Lease (Store
 Plaza Las Americas, Inc.                Rico 00936               #176 Plaza Las Americas)            July-00       6,546.53
-----------------------------------------------------------------------------------------------------------------------------
                                     4889 Valley Blvd.
                                   Los Angeles, CA 90032
      Public Storage                Attention: Veronica                Storage Lease                 12/09/99        372.00
-----------------------------------------------------------------------------------------------------------------------------
                                     4889 Valley Blvd.
                                   Los Angeles, CA 90032
      Public Storage                Attention: Veronica                Storage Lease                 10/15/99        438.40
-----------------------------------------------------------------------------------------------------------------------------
                                     4889 Valley Blvd.
                                   Los Angeles, CA 90032
      Public Storage                Attention: Veronica                Storage Lease                 02/03/00        263.00
-----------------------------------------------------------------------------------------------------------------------------
                                   20 Adelaide St. East.,
                                     Ste 1103 Tor. Ont.,            Real Property Lease
     Realspace Manag.                     M5C 2T6                      (Leeds Ave.)                  11/01/86         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  Realty Associates Fund V
                               Irwindale Distribution Center
                                      PO 51921, Unit I
                                 Los Angeles, CA 90051-6210
                                        Landlord: TZ
                                     Associates Realty
                                    4100 Newport Place,
                                         Suite 830
                                  Newport Beach, CA 92660
                                 Notices to: Wohl Property         Authentic Fitness Corp
                                     Group 30200 Rancho             5305 Rivergrade Road
                                    Viejo Road, Suite C             Irwindale, CA 91076
  Realty Associated Fund            San Juan Capistrano,              Speedo Finished
         V.I.P                            CA 92675                    Goods Warehouse                10/17/00         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 1 Poydras Street, Ste. 101
                                        New Orleans,
                                          LA 70130
                                     Copy to: Riverwalk
                                        Partnership
                                        PO Box 64865
                                    Baltimore, Maryland              Store Lease (Store
    Riverwalk Partners                   21264-4433               #113 Riverwalk Market Pl.)        October-96      2,572.10
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                               LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
      CONTRACT PARTY                 NOTICE ADDRESS                  CONTRACT DESCRIPTION       EXTENSION DATE    CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                10275 Little Patuxant Pky.
                                    Columbia, MD 21044
                                Attention: Charles Lanier
                                 Copy to: Rouse Property
                                        Management
                                       PO Box 64117                    Store Lease (Store
                                   Baltimore, Maryland                     #20 Towson
           Rouse                        21264-4117                        Town Center)               July-94       2,410.79
-----------------------------------------------------------------------------------------------------------------------------
                                10275 Little Patuxant Pky.
                                    Columbia, MD 21044
                                Attention: Charles Lanier
                                         Copy to:
                                     Beachwood Place
                                       PO Box 64350
                                   Baltimore, Maryland                Store Lease (Store
           Rouse                        21264-4350                    #82 Beachwood Place)           June-95         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                10275 Little Patuxant Pky.
                                    Columbia, MD 21044                Store Lease (Store
           Rouse                Attention: Charles Lanier             #124 Northstar Mall)          August-96      6,037.44
-----------------------------------------------------------------------------------------------------------------------------
                                      7014-590 East
                                      Camelback Rd.
                                   Scottsdale, AZ 85251
                                   Copy to: Scottsdale
                                      Fashion Square
                                      P.O. Box 3557                    Store Lease (Store
                                  Boston, Massachusetts                  #6 Scottsdale
  Scottsdale Fashion Sq.                  02241                         Fashion Square)            November-93     3,957.13
-----------------------------------------------------------------------------------------------------------------------------
                                    37A Hazelton Ave.                 Real Property Lease
   Seniority Investments            Tor. Ont., M5R 2E3               (King St. - 3rd Floor)         10/01/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    37A Hazelton Ave.                 Real Property Lease
   Seniority Investments            Tor. Ont., M5R 2E3               (King St. - 2nd Floor)         01/01/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  210 North Walton Blvd.              Real Property Lease           10/1/2001
                                  Suite 30 Bentonville,                Rain Tree Business          as amended
 SH&S Limited Partnership             Arkansas 72712                  Center/ Suite 13&14             5/02         810.00
-----------------------------------------------------------------------------------------------------------------------------
                                  14006 Riverside Drive,
                                  Ste. 17 Shearman Oaks,
                                         A 91423
                                  Attention: Ruth Twealt
                                     Copy to: Sherman
                                 Oaks Fashion Association
                                       PO Box 35107                    Store Lease (Store
   Sherman Oaks Fashion             Newark, New Jersey                    #66 Fashion
        Associates                      07193-5107                        Square Mall)              April-95       1,901.50
-----------------------------------------------------------------------------------------------------------------------------
                                  1200 Morris Turnpike,
                                  Ste. A-001 Shorthills,
                                         NJ 07078
                               Attention: Christine Barros
                                   Copy to: Short Hills
                                 Associates PO Box 67000
                                       Dept. 53501                     Store Lease (Store
                                    Detroit, Michigan                     #19 The Mall
     Short Hills Assc                   48267-0523                        @ Shorthills)            November-94       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   Ward Corporation of
                                 Pennsylvania (Silk Mills
                                     Properties Inc.)
                                5506 Sixth Ave., Com Rear
                                    Altoona, PA 16602
                                Attention: John Radionoff/
                                      Leonard Fiore
                                   Copy to: Jones, Day,
                                      Reavis & Pogue
                                    599 Lexington Ave.
                                    New York, NY 10022
                                 Attention: Corinne Bull,
 Silk Mills Properties LLC    Esq. Reginald A. Greene, Esq.             Warehouse Lease                              0.00
-----------------------------------------------------------------------------------------------------------------------------
                                      P.O. Box 7033
                               Indianapolis, Indiana 46207
                                 Attention: John Geletka
                            Copy to: Town Center at B. Raton
                                          Trust
                                       PO Box 10909
                                    Newark Post Office                 Store Lease (Store
           Simon                  Newark, NJ 07193-0909                #22 Boca Raton Mall)        November-94     8,505.50
-----------------------------------------------------------------------------------------------------------------------------
                                      P.O. Box 7033
                               Indianapolis, Indiana 46207
                                 Attention: Barney Quinn
                                   Copy to: The Retail
                                      Property Trust
                                       PO Box 10909
                                         Newark,                       Store Lease (Store
           Simon                     New Jersey 07193                    #34 Lenox Square)         November-95     4,570.39
-----------------------------------------------------------------------------------------------------------------------------
                                      P.O. Box 7033
                                Indianapolis, India 46207
                                  Attention: Vicki Hanor
                                     Copy to: Fashion
                                 Mall Partners ID #774676
                                       PO Box 5541
                                  Indianapolis, Indiana               Store Lease (Store
           Simon                        46255-5541                     #44 The Westchester)         03/17/95       6,512.19
-----------------------------------------------------------------------------------------------------------------------------
                                      P.O. Box 7033
                                  Indianpolis, IN 46207
                                Attention: Matthew Barger
                                 Copy to: Northgate Mall
                                       Partnership
                                       PO Box 2004
                                      Indianaapolis,                   Store Lease (Store
   Simon Property Group               Indiana 46255                    #182 Northgate Mall)        November-96     4,086.67
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     PLAN SCHEDULE 3.2
---------------------------------------------------------------------------------------------------------------------------
                              LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 CONTRACT
                                                                                               DATE/CONTRACT
      CONTRACT PARTY                NOTICE ADDRESS              CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
---------------------------------------------------------------------------------------------------------------------------
                                     47 King St.
                                  St. Jacobs, Ont.,               Real Property Lease
 St. Jacobs Countryside                N0B 2NO                    (St. Jacobs Outlet)             06/01/00         0.00
---------------------------------------------------------------------------------------------------------------------------
                              200 East Long Lake Road,
                            Suite 300 Bloomfield Hills,               Store Lease
                                      MI 48303                     (Store #9 Cherry
         Taubman             Attention: Thomas S. Russom           Creek Shop. Ctr.)             February-94       0.00
---------------------------------------------------------------------------------------------------------------------------
                              100 Galleria Officentre,
                               Ste. 427 P.O. Box 667
                           Southfield, Michigan 48037-066
                           Copy to: Franklin/Forbes-Cohen
                                    PO Box 79001                Store Lease (Store #102
   The Forbes Company       Detroit, Michigan 48279-1252         Somerset Collection N)           August-96      2,129.52
---------------------------------------------------------------------------------------------------------------------------
                                 115 Fairbanks Ave.
                                Thomasville, GA 31792
                            Attention: Harry Thomlinson
                                Copy to: PO Box 848
     TRI Development         Thomasville, Georgia 31799              Building Lease               08/01/96         0.00
---------------------------------------------------------------------------------------------------------------------------
                                4350 Lajolla Drive,
                                Suite 700 San Diego,
                                    CA 92122-1233
                              Attention: Lee H. Wagman
                              Copy to: University Town
       Trizec Hahn           Center Assoc. File #55976           Store Lease (Store #33
 Development Corporation     Los Angeles, CA 90074-5976           University Town Ctr.)         September-94     2,421.81
---------------------------------------------------------------------------------------------------------------------------
                              845 North Michigan Ave.
                                Suite 987W Chicago,
                                      IL 60611                   Store Lease (Store #14
          Urban                Attention: Dan Pollard              Water Tower Place)              May-94        3,402.59
---------------------------------------------------------------------------------------------------------------------------
                                 845 North Michigan
                                  Ave. Suite 987W
                                 Chicago, IL 60611
                               Attention: Dan Pollard
                                Copy to: Century Hill
                                  Center Inc. 7950
                               Collection Center Dr.             Store Lease (Store #25
          Urban               Chicago, Illinois 60693           Century City Shop. Ctr.)         October-94      2,716.87
---------------------------------------------------------------------------------------------------------------------------
                              845 North Michigan Ave.
                                 Suite 987W Chicago,
                                      IL 60611
                               Attention: Dan Pollard
                                Copy to: HG Shopping
                                Centers, LP 135 South
                              La Salle St., Dept. 2088           Store Lease (Store #64
          Urban             Chicago, Illinois 60674-2088           Houston Galleria)              April-95       2,404.52
---------------------------------------------------------------------------------------------------------------------------
                                11601 Wilshire Blvd.
                              12th Floor Los Angeles,
                                      CA 90025
                                Attention: Len Maenza
                             Copy to: Montgomery Mall,
                                  LP File #54738 3L              Store Lease (Store #16
        Westfield            Los Angeles, CA 90074-4738             Montgomery Mall)               May-94        3,464.87
---------------------------------------------------------------------------------------------------------------------------
                                11601 Wilshire Blvd.
                              12th Floor Los Angeles,
                                      CA 90025
                               Attention: Len Maenza
                             Copy to: Valley Fair Mall,
                                   LLC File #55702               Store Lease (Store #50
        Westfield            Los Angeles, CA 90074-5702            Valley Fair Mall)             November-95     7,402.70
---------------------------------------------------------------------------------------------------------------------------
                                2110 Northern Blvd.
     Wheatley Plaza             Manhasset, NY 11030
       Associates            Attention: Frank Castagna            Real Property Lease             02/13/92       2,982.53
---------------------------------------------------------------------------------------------------------------------------
                               2155 Fasan Dr., RR #1              Real Property Lease
     Windsor Factory          Oldcastle, Ont. N0R 1L0           (Windsor Factory Outlet)          11/26/99         0.00
---------------------------------------------------------------------------------------------------------------------------
                               c/o Great Oak Capital
                                Corp. 36 Toronto St.
                                  Ste 1160 Toronto,               Real Property Lease
     Worldland Dev.                 Ont., M5C 2C5                  (Cookstown Outlet)             06/11/02         0.00
---------------------------------------------------------------------------------------------------------------------------
                                 One Exchange Place
                               Suite 501 Jersey City,
     Greenwich Ins.                   NJ 07302
        Company               Attention: Kieran Moran              Security Agreement             05/24/01         0.00
---------------------------------------------------------------------------------------------------------------------------
                                 One Exchange Place
                               Suite 501 Jersey City,
     Greenwich Ins.                   NJ 07302
        Company               Attention: Kieran Moran              Security Agreement             12/19/01         0.00
---------------------------------------------------------------------------------------------------------------------------
                                 One Exchange Place
                               Suite 501 Jersey City,
     Greenwich Ins.                   NJ 07302                     General Indemnity
        Company               Attention: Kieran Moran                  Agreement                  05/21/01         0.00
---------------------------------------------------------------------------------------------------------------------------
                                 One Exchange Place
                               Suite 501 Jersey City,
     Greenwich Ins.                    NJ 07302
        Company               Attention: Kieran Moran              Security Agreement             05/21/01         0.00
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                           LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  CONTRACT
                                                                                                DATE/CONTRACT
      CONTRACT PARTY                     NOTICE ADDRESS              CONTRACT DESCRIPTION      EXTENSION DATE    CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                         P.O. Box 2158                  Trash Collection
       AAA Rubish                    Bell Gardena, CA 90202                 Service                               1,019.25
----------------------------------------------------------------------------------------------------------------------------
                                     429 Frelinghuysen Ave.
                                        Newark, NJ 07114                Trash Collection
     Action Carting                      Attention: Joe                     Service                               1,623.78
----------------------------------------------------------------------------------------------------------------------------
                                     5355 Orangethorpe Ave.            Payroll Software/
        ADP, Inc.                      La Palma, CA 90623                 Hardware Fee                            1,431.04
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250            Security (Store #3 90
           ADT                    Attention: Nadine Gunderson          Park Ave. NY, NY)                            0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #11
           ADT                    Attention: Nadine Gunderson         Bridgehampton Com.)                           0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #17
           ADT                    Attention: Nadine Gunderson         Embarcadero Center)                           0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #25
           ADT                    Attention: Nadine Gunderson       Century City Shp. Ctr.)                         0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #26
           ADT                    Attention: Nadine Gunderson            Columbus Ave.)                             0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                       Hawthorne, CA 90250            Security (Store #29
           ADT                    Attention: Nadine Gunderson           Pacific Center)                             0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #33
           ADT                     Attention: Nadine Gunderson       University Town Ctr.)                          0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #40
           ADT                    Attention: Nadine Gunderson            Bayside Mall)                              0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #77
           ADT                    Attention: Nadine Gunderson         Ala moana Shp. Ctr.)                          0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #79
           ADT                    Attention: Nadine Gunderson           Broadway Plaza)                             0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #80
           ADT                    Attention: Nadine Gunderson       Village @ Corte Madera)                         0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250             Security (Store #113
           ADT                    Attention: Nadine Gunderson         Riverwalk Market PI.)                         0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250           Security (Store #126 3146
           ADT                    Attention: Nadine Gunderson           "M" Street)                                 0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250           Security (Store #145 500
           ADT                    Attention: Nadine Gunderson             Fifth Ave.)                               0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250           Security (Store #199 611
           ADT                    Attention: Nadine Gunderson            Duval Street)                              0.00
----------------------------------------------------------------------------------------------------------------------------
                                       5400 W. Rosencrans
                                      Hawthorne, CA 90250           Security (Store #205 150
           ADT                    Attention: Nadine Gunderson            Bloor Street)                              0.00
----------------------------------------------------------------------------------------------------------------------------
                                        P.O. Box 371956
                                    Pittsburgh PA 15250-7956
  ADT Security Services             Attention: Shawnail King           Security services                          1,779.14
----------------------------------------------------------------------------------------------------------------------------
                                       14938 Vose Street
                                       Van Nuys, CA 91405
  Antoni's Landscaping              Attention: Debbie/Antony          Landscaping services                        1,378.63
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                           LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  CONTRACT
                                                                                                DATE/CONTRACT
      CONTRACT PARTY                 NOTICE ADDRESS              CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                    6330 Commerce
                                     Dr. Ste 150
      Arch Wireless                Irving, TX 75063                  Pager Service                    N/A          113.23
----------------------------------------------------------------------------------------------------------------------------
                                   2767 E. Imperial
                                       HWY #100
        Arrowhead                   Brea, CA 92821               Bottled Water Service                             340.46
----------------------------------------------------------------------------------------------------------------------------
                                   900 N. Cahuenga
                                  Blvd. Los Angeles,
     AT&T Broadband                    CA 90038                      Cable Service                                 160.48
----------------------------------------------------------------------------------------------------------------------------
                                  14400 Hertz Quail
                                 Spring Pkwy Oklahoma               Telephone System
          Avaya                     City, OK 73134                    Maintenance                     N/A          79.96
----------------------------------------------------------------------------------------------------------------------------
                                    5084 Benedict
                                   Court Oak Park,
                                       CA 91301                  Air Condition/Heating
 Avi's Air Conditioning             Attention: Avi                Maintenance Services                             435.00
----------------------------------------------------------------------------------------------------------------------------
                                  360 Lexington Ave.
                                  15th Fl. New York,                  Pest Control
  Barton Exterminating                 NY 10017                         Services                                   232.75
----------------------------------------------------------------------------------------------------------------------------
                                  301 W. Bay Street
                                     Room 12DD1,
                               Jacksonville, Fla 32202
       Bell South               Attention: Judy Arcey               Telephone System                                0.00
----------------------------------------------------------------------------------------------------------------------------
                                   830 County Road               Fire Alarm (Store #11
Bellringer Communications       Southhampton, NY 11968            Bridgehampton Com.)               May-01         259.80
----------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 30272
                                    Tampa, FL 33630
    Cartegy (Equifax)            Attention: Mel Smith                                                               0.00
----------------------------------------------------------------------------------------------------------------------------
     Central Window                  P.O. Box 106                   Window Cleaning
        Cleaning                  Commack, NY 11725                     Service                       N/A          173.60
----------------------------------------------------------------------------------------------------------------------------
                               17390 Brookhurst Street
                                   Fountain Valley,
                                       CA 92708                                                  2/13/91 last
      Ceridian Tax             Attention: Becky Nelson                Payroll Tax                  amended
         Service                   and Scott Vollmer                    Service                    01/02/02         0.00
----------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 30272
      Certegy Check                Tampa, FL 33630
         Services               Attention: Pearl Perry                Check Guard                                   0.00
----------------------------------------------------------------------------------------------------------------------------
     Champion Garage               545 Madion Ave.
         Parking                  New York, NY 10022                    Parking                                     0.00
----------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 60176
     City Centurion                  Oakwood, S.I.                   Guard Service
        Security                     NY 10306-0716                      New York                                 46,174.92
----------------------------------------------------------------------------------------------------------------------------
                                                                    Industrial Waste
   City of Los Angeles          PO Box 806 Sacramento,              Disposal Fee/Van
   Dept of Public Works             CA 95812-0806                         Nuys                                      0.00
----------------------------------------------------------------------------------------------------------------------------
                             227 King St. South Waterloo,         RRSP Administration
         Clarica                     Ont. N2J 4C5                         Fee                      03/01/02         0.00
----------------------------------------------------------------------------------------------------------------------------
                                    944 W. Brevard
                                   St. Tallahassee,
       Culligan of                    Fla, 32304                     Water Softner
       Tallahassee              Attention: Max Ullrich                   System                                     0.00
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                           LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
      CONTRACT PARTY                  NOTICE ADDRESS              CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                  101 North Park Street
      Culligan Water              East Orange, NJ 07017           Bottled Water Service                             160.41
-----------------------------------------------------------------------------------------------------------------------------
                                     151 Sheldon Rd.
                                   Manchester, CT 06040
Data Capture Solutions Inc.       Attention: Tom Venezia         Warehouse Scanning Guns                             0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 P.O. Box 52271 Phoenix,
  Deer Park Spring Water                 AZ 85072                 Bottled Water Service                             177.54
-----------------------------------------------------------------------------------------------------------------------------
                                    3711 Beverly Blvd.
    Dewey Pest Control           Los Angeles, CA 90004            Pest Control Services                             466.70
-----------------------------------------------------------------------------------------------------------------------------
                                   114 Business Circle
                                  Thomasville, GA 31792
    Dixon Exterminating          Attention: Charles Dixon              Exterminator                                  0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122               Music (Store #3
       DMX AEI Music           Attention: Debra Comer-Craft       90 Park Ave. NY, NY)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #4
       DMX AEI Music           Attention: Debra Comer-Craft          Bellevue Square)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #5
       DMX AEI Music           Attention: Debra Comer-Craft         Prudential Center)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #6
       DMX AEI Music           Attention: Debra Comer-Craft      Scottsdale Fashion Sq.)           December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #9
       DMX AEI Music           Attention: Debra Comer-Craft      Cherry Creek Shop. Ctr.)          December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                     Seattle WA 98122                Music (Store #11
       DMX AEI Music           Attention: Debra Comer-Craft        Bridgehampton Com.)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #12
       DMX AEI Music           Attention: Debra Comer-Craft          Arden Fair Mall)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #13
       DMX AEI Music           Attention: Debra Comer-Craft       Tysons Corner Center)            December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122             Music (Store #14 Water
       DMX AEI Music           Attention: Debra Comer-Craft            Tower Place)                December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #16
       DMX AEI Music           Attention: Debra Comer-Craft          Montgomery Mall)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #17
       DMX AEI Music           Attention: Debra Comer-Craft        Embaracdero Center)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #19
       DMX AEI Music           Attention: Debra Comer-Craft      The Mall @ Short Hills)           December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #20
       DMX AEI Music           Attention: Debra Comer-Craft        Towson Town Center)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #22
       DMX AEI Music           Attention: Debra Comer-Craft          Boca Raton Mall)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #25
       DMX AEI Music           Attention: Debra Comer-Craft      Century City Shop. Ctr.)          December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #26
       DMX AEI Music           Attention: Debra Comer-Craft           Columbus Ave.)               December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   900 East Pine Street
                                     Seattle WA 98122                Music (Store #29
       DMX AEI Music           Attention: Debra Comer-Craft          Pacific Center)               December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                           LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
      CONTRACT PARTY                 NOTICE ADDRESS               CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #32              December-99       0.00
       DMX AEI Music          Attention: Debra Comer-Craft         St. Louis Galleria)
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #33
       DMX AEI Music          Attention: Debra Comer-Craft       University Town Center)           December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #34
       DMX AEI Music          Attention: Debra Comer-Craft            Lenox Square)                December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 900 East Pine Street
                                    Seattle WA 98122                 Music (Store #38
       DMX AEI Music          Attention: Debra Comer-Craft           Mall of America)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #40
       DMX AEI Music          Attention: Debra Comer-Craft            Bayside Mall)                December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #41
       DMX AEI Music          Attention: Debra Comer-Craft            Aventura Mall)               December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #44
       DMX AEI Music          Attention: Debra Comer-Craft           The Westchester)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #50
       DMX AEI Music          Attention: Debra Comer-Craft           Valley Fair Mall)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 900 East Pine Street
                                    Seattle WA 98122                 Music (Store #64
       DMX AEI Music          Attention: Debra Comer-Craft          Houston Galleria)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #66
       DMX AEI Music          Attention: Debra Comer-Craft         Fashion Square Mall)            December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #70
       DMX AEI Music          Attention: Debra Comer-Craft         Santa Monica Place)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #75
       DMX AEI Music          Attention: Debra Comer-Craft         Bridgewater Commons)            December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #77
       DMX AEI Music          Attention: Debra Comer-Craft         Ala Moana Shp. Ctr.)            December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #79
       DMX AEI Music          Attention: Debra Comer-Craft           Broadway Plaza)               December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #80
       DMX AEI Music          Attention: Debra Comer-Craft       Village @ Corte Madera)           December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                 Music (Store #82
       DMX AEI Music          Attention: Debra Comer-Craft           Beachwood Place)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #101
       DMX AEI Music          Attention: Debra Comer-Craft      Hillsdale Shopping Center)         December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #102
       DMX AEI Music          Attention: Debra Comer-Craft        Somerset Collection N)           December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #113
       DMX AEI Music          Attention: Debra Comer-Craft        Riverwlak Market PI.)            December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #124
       DMX AEI Music          Attention: Debra Comer-Craft           Northstar Mall)               December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #126
       DMX AEI Music          Attention: Debra Comer-Craft           3146 "M" Street)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #145
       DMX AEI Music          Attention: Debra Comer-Craft           500 Fifth Ave.)               December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #155
       DMX AEI Music          Attention: Debra Comer-Craft            Collins Ave.)                December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #165
       DMX AEI Music          Attention: Debra Comer-Craft           Crabtree Valley)              December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #175
       DMX AEI Music          Attention: Debra Comer-Craft         San Patricio Plaza)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  900 East Pine Street
                                    Seattle WA 98122                Music (Store #176
       DMX AEI Music          Attention: Debra Comer-Craft         Plaza Las Americas)             December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                PLAN SCHEDULE 3.2
-----------------------------------------------------------------------------------------------------------------------------
                         LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CONTRACT
                                                                                                 DATE/CONTRACT
      CONTRACT PARTY                 NOTICE ADDRESS               CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
                             900 East Pine Street Seattle
                                       WA 98122                  Music (Store #177 Cristo
      DMX AEI Music          Attention: Debra Comer-Craft                 Street)                  December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                             900 East Pine Street Seattle
                                       WA 98122                 Music (Store #182 Northgate
      DMX AEI Music          Attention: Debra Comer-Craft                  Mall)                   December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                             900 East Pine Street Seattle
                                       WA 98122                 Music (Store #199 611 Duval
      DMX AEI Music          Attention: Debra Comer-Craft                 Street)                  December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                             900 East Pine Street Seattle
                                       WA 98122                 Music (Store #205 150 Bloor
      DMX AEI Music          Attention: Debra Comer-Craft                 Street)                  December-99       0.00
-----------------------------------------------------------------------------------------------------------------------------
                             900 East Pine Street Seattle,
      DMX Music/AEI                    WA 98122                   Music Service Provider                           1,601.000
-----------------------------------------------------------------------------------------------------------------------------
                               1625 Riverside Drive Los
                                   Angeles, CA 90031            Coffee and Water Dispensing
        Foodcraft                  Attention: Linda                  Equipment Rental                                0.00
-----------------------------------------------------------------------------------------------------------------------------
                                   PO Box 5100, Stn F
           IBM                     Tor. Ont. M3Y 2T5           Service/Maint. (4 printers)          01/29/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                    2929 N. Central
                                Ave. Phoeniz, AZ 85012
     IBM Corporation            Attention: Ray J. Beye                  Maintenance                                  0.00
-----------------------------------------------------------------------------------------------------------------------------
                               33 Shalimar Place Maple,
       Ines Cacedo                   Ont. L6A 1T6                     Office Cleaning               01/01/02         0.00
-----------------------------------------------------------------------------------------------------------------------------
     ITR (Information           6722 Orangethorpe Ave.
  Technology Resources,           Buena Park CA 90622
          Inc.)                 Attention: Linda Chase                 IS Consulting                11/01/00         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     P.O. Box 4877
                                   Whittier CA 90607
    Jimenez Janitorial          Attention; Juan Jimenez              Cleaning Service                                0.00
-----------------------------------------------------------------------------------------------------------------------------
                                 JVC Cleaning Services
                                    P.O. Box 630083
                                 Little Neck, NY 11363
  JVC Cleaning Services            Attention: Maria                  Cleaning Service                                0.00
-----------------------------------------------------------------------------------------------------------------------------
                            Lanier de Costa RIca , Apartado
   Lanier De Costa Rica      Postal 301-1005 Barrio Mexico -    Maintenance of Copiers and
           S.A.           Costa Rica Mr. Jose Antonio Ramierz              Faxes                    08/28/99         0.00
-----------------------------------------------------------------------------------------------------------------------------
                              300 River Valley Road Suite
     Methods Workshop               100 Atlanta GA                     GSD/Van Nuys                                  0.00
-----------------------------------------------------------------------------------------------------------------------------
                               1244 West 9th St Upland,
      Nu-Waye Water                    CA 91786
       Conditioning          Attention: Christina Pattison          Dye house/Van Nuys                              568.50
-----------------------------------------------------------------------------------------------------------------------------
                                3039 Roswell Street
    Oliver & Williams            Los Angeles, CA 90065
     Elevator Company           Attention: Stephen Crow            Elevator Maintenance                              0.00
-----------------------------------------------------------------------------------------------------------------------------
                                     1401 S. 52nd
                                  St Tempe, AZ 85281
        Paymentech             Attention: Christy Houmes            Credit Card Service               Dec-98         0.00
-----------------------------------------------------------------------------------------------------------------------------
                               16118 Sherman Way Van Nuys,
                                CA 91406 Attention: Pat
        Pinkerton                       Slater                       Security/Van Nuys                               0.00
-----------------------------------------------------------------------------------------------------------------------------
                                  610 N. Santa Anita
                                   Ave. Arcadia, CA
                                   91006 Attention:
    Post Alarm Systems                Tony Garcia                Alarm Monitoring Services                          293.35
-----------------------------------------------------------------------------------------------------------------------------
                                  105-6 Shields Court
          Q Data                 Markham Ont., L3R 4S1          Bar Coding Guns Maintenance         08/01/00         0.00
-----------------------------------------------------------------------------------------------------------------------------
                                6953 Canoga Ave. Canoga
    Rayne Water System          Park, California 91303              Dye house/Van Nuys                               0.00
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                   PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                            LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 CONTRACT
                                                                                               DATE/CONTRACT
      CONTRACT PARTY                 NOTICE ADDRESS             CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
---------------------------------------------------------------------------------------------------------------------------
                                 644-P Poplar Orange,
     Retail Cleaning                   CA 92868
       Specialists               Attention: Jse Torres             Cleaning Service                                0.00
---------------------------------------------------------------------------------------------------------------------------
                                   44248 Palo Verde
                                St. Lancaster, CA 93536
  Robinson Pest Control       Attention: Michael Robinson         Exterminator/Van Nuys                             0.00
----------------------------------------------------------------------------------------------------------------------------
                           National Account Group DEPT L277
      Security Link               Columbus, OH 43260                Security Services                              207.20
----------------------------------------------------------------------------------------------------------------------------
                                   129 Central Ave.
                                 Pompton Lake NJ 07442
       Selami Bauta             Attention: Selami Bauta             Cleaning Service                               3,733.20
----------------------------------------------------------------------------------------------------------------------------
                                 Siemens de Costa Rica
                              Apartado Postal 10022-1000
                                 San Jose - Costa Rica
  Siemens De Costa Rica        Attention: Rosibel Ulate          Telephone system lease            01/01/97         0.00
----------------------------------------------------------------------------------------------------------------------------
                                   7661 DensmoreAve.
   Sola Security of Los            Van Nuys CA 91406
         Angeles                   Attention: 91406               Alarm system/Van Nuys                            1,956.00
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 176
                                   Hewlett NY, 11557
         Telcorp               Attention: Steve Samuels               Data services                 Mar-00       161,557.38
----------------------------------------------------------------------------------------------------------------------------
                               15720 Ventura BL Ste 421
                                   Encino, CA 91436
      Top Protection              Attention: Adel Ali               Security Services                               0.00
----------------------------------------------------------------------------------------------------------------------------
                                 2707 W. Temple Street
                                     Los Angeles,
       United Alarm                    CA 90026                 Alarm Monitoring Services                          120.00
----------------------------------------------------------------------------------------------------------------------------
                                   1198 Prospect Ave.
  Waste Management of LI            Westbury, NY 11590          Trash Collection Service                           175.12
----------------------------------------------------------------------------------------------------------------------------
                                    9081 Tujunga Ave.
     Waste Management             Sun Valley, CA 91352               Trash/Van Nuys                                 0.00
----------------------------------------------------------------------------------------------------------------------------
                                 265 Broad Hollow Rd.
   Wells Fargo Merchant           Melville, NY 11747
         Services              Attention: Charles Caputo          Credit Card Services                              0.00
----------------------------------------------------------------------------------------------------------------------------
                                    2300 N. Branch
                                   Ave. PO Box 1762
                                Altoona, PA 16603-1762
    Drennings Tractor          Attention: Jeff Drenning              Tractor ZJ72380                               2,347.95
----------------------------------------------------------------------------------------------------------------------------
                              920 Champlain Court Whitby,
      BMW Financial                  Ont. L1K 6K9                       Car Lease                  05/15/01         0.00
----------------------------------------------------------------------------------------------------------------------------
                                    P.O. Box 802556
       G.E. Capital             Chicago, IL 60680-2556             Freightliner Truck               Feb-99         2,097.06
----------------------------------------------------------------------------------------------------------------------------
                               890 Mountain Ave. Murray
                                    Hill, NJ 07974
          K-Line               Attention: Pamela Donovan              Ocean Freight                04/01/01         0.00
----------------------------------------------------------------------------------------------------------------------------
                                   15 Ingram Avenue
                               Pittsburgh, PA 15205-2023
       Ryder Truck              Attention Sandra Becker           Lease of Truck 328425            10/07/99         0.00
----------------------------------------------------------------------------------------------------------------------------
                                                                      Lease of road
                                   404 Kettle Street           trailer-T45-2193 T-48-1415
         Zoresco                   Altoona, PA 16602                (Account #23018)                               1,558.91
----------------------------------------------------------------------------------------------------------------------------
                                      DL Peterson
                                      Trust 5924
                                   Collections Drive
    DIL Peterson Trust             Chicago, IL 60693               Nissan Altima Lease                              34.75
----------------------------------------------------------------------------------------------------------------------------
                                      PO Box 7151              Lease of 2001 Explorer VIN#
    Ford Motor Credit           Springfield, Ohio 45501             1FMZU73E61ZA03053                              147.35
----------------------------------------------------------------------------------------------------------------------------
                                        PO Box 7151            Lease of 2000 Mercury Sable
    Ford Motor Credit           Springfield, Ohio 45501          VIN# 1MEFM55S4YA624247             Dec-00         139.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    PLAN SCHEDULE 3.2
----------------------------------------------------------------------------------------------------------------------------
                             LIST OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  CONTRACT
                                                                                                DATE/CONTRACT
      CONTRACT PARTY                NOTICE ADDRESS               CONTRACT DESCRIPTION          EXTENSION DATE    CURE AMOUNT
----------------------------------------------------------------------------------------------------------------------------
                                17197 N. Laurel Park
                               Drive Livonia, Michigan
                                48152 Attention: Jack
  Ford Motor Credit Co.               Champagne                       Vehicle Lease                05/09/00        166.27
----------------------------------------------------------------------------------------------------------------------------
                                   PO Box 630071                 Lease of 2000 Chevrolet
   Smart Lease by GMAC          Dallas, TX 75263-0071         Blazer VIN#1GNDT1BW9Y2107030          Nov-99         173.00
----------------------------------------------------------------------------------------------------------------------------
                                   PO Box 630071                 Lease of GMC Yukon VIN#
   Smart Lease by GMAC          Dallas, TX 75263-0071               1GKEK13T21J198477               Feb-01         1,505.01
----------------------------------------------------------------------------------------------------------------------------
                                   PO Box 70085                Lease of 2000 Toyota Tundra
   Toyota Motor Credit          San Antonio, TX 78270            VIN# 5TBRT3417YS113609             Nov-00         2,221.21
----------------------------------------------------------------------------------------------------------------------------

                                PLAN SCHEDULE 5.6

            LIST OF OFFICERS AND DIRECTORS OF EACH REORGANIZED DEBTOR

                      [TO BE FILED BY EXHIBIT FILING DATE]

                                PLAN SCHEDULE 5.7

            PRINCIPAL TERMS AND CONDITIONS OF EXIT FINANCING FACILITY

                      [TO BE FILED BY EXHIBIT FILING DATE]

                               PLAN SCHEDULE 5.17

                    LIST OF CONTINUED EMPLOYMENT, RETIREMENT,
                       AND INCENTIVE COMPENSATION PROGRAMS

                      [TO BE FILED BY EXHIBIT FILING DATE]

                                PLAN SCHEDULE 7.6

        LIST OF SPECIFIC CAUSES OF ACTION RETAINED BY REORGANIZED DEBTORS

                      [TO BE FILED BY EXHIBIT FILING DATE]

                                  PLAN EXHIBITS

                      [TO BE FILED BY EXHIBIT FILING DATE]

EXHIBIT 1 - AMENDED CERTIFICATES OF INCORPORATION

EXHIBIT 2 - AMENDED BYLAWS

EXHIBIT 3 - REGISTRATION RIGHTS AGREEMENT

EXHIBIT 4 - RIGHTS PLAN